FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-261764-06

March 15, 2025

BENCHMARK 2025-V15
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$733,248,927
(Approximate Mortgage Pool Balance)

$644,342,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor
Commercial Mortgage Pass-Through Certificates Series 2025-V15

Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. German American Capital Corporation Barclays Capital Real Estate Inc.
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	Barclays	Citigroup

 Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton, LLC

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-261764) (the “Preliminary Prospectus”) anticipated to be dated May 15, 2025. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$3,529,000		30.000%	[ ]%	(5)	2.60	07/25 – 01/30
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class X-A	NR / AAAsf / AAA(sf)	$575,600,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$68,742,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$62,326,000		21.500%	[ ]%	(5)	4.93	05/30 – 05/30
Class B	NR / AA-sf / AA(sf)	$38,495,000		16.250%	[ ]%	(5)	4.93	05/30 – 06/30
Class C	NR / A-sf / A(sf)	$30,247,000		12.125%	[ ]%	(5)	5.01	06/30 – 06/30

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / AAA(sf)	$22,357,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBBsf / A-(sf)	$15,024,000		10.076%	[ ]%	(5)	5.01	06/30 – 06/30
Class E(9)	NR / BBB-sf / BBB+(sf)	$7,333,000		9.076%	[ ]%	(5)	5.01	06/30 – 06/30
Class F-RR(9)	NR / BB+sf / BBB(sf)	$9,723,000		7.750%	[ ]%	(5)	5.01	06/30 – 06/30
Class G-RR	NR / BB-sf / BBB-(sf)	$10,082,000		6.375%	[ ]%	(5)	5.01	06/30 – 06/30
Class J-RR	NR / B-sf / BB-(sf)	$11,915,000		4.750%	[ ]%	(5)	5.01	06/30 – 06/30
Class K-RR	NR / NR / NR	$34,829,926		0.000%	[ ]%	(5)	5.01	06/30 – 06/30
Class S(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(11)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B and Class X-D certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates (collectively, the “principal balance certificates” and, together with the Class S, Class R and Class X certificates, the “certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2 and Class A-3 certificates, are represented in the aggregate.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(6)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $509,745,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-2	$0 – $168,215,000	NAP – 4.81	NAP / 01/30 – 04/30
Class A-3	$341,530,000 – $509,745,000	4.92 – 4.88	04/30 – 05/30 / 01/30–05/30
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D and Class E certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(9)	The initial certificate balance of each of the Class E and Class F-RR certificates is subject to change based on final pricing of all certificates and the final determination of the amounts of the Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(10)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.
(11)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
The Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR, Class K-RR, Class S and Class R certificates are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$733,248,927
Number of Mortgage Loans	29
Number of Mortgaged Properties	44
Average Cut-off Date Mortgage Loan Balance	$25,284,446
Weighted Average Mortgage Interest Rate	6.92445%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	59
Weighted Average Remaining Amortization Term (months)	348
Weighted Average Cut-off Date LTV Ratio(4)	58.0%
Weighted Average Maturity Date/ARD LTV Ratio(5)	57.7%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.70x
Weighted Average Debt Yield on Underwritten NOI	12.9%
% of Mortgage Loans with Mezzanine Debt	0.0%
% of Mortgage Loans with Subordinate Debt(6)	8.9%
% of Mortgage Loans with Preferred Equity	2.0%
% of Mortgage Loans with Single Tenants(7)	5.6%

(1)	With respect to eight mortgage loans, representing approximately 42.7% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 8.9% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	With respect to one mortgage loan, representing approximately 2.7% of the initial pool balance, such mortgage loan has an anticipated repayment date and, unless otherwise indicated, is presented as if it matured on its anticipated repayment date.
(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to three mortgage loans (14.5% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 58.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(5)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to three mortgage loans (14.5% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 58.3%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.
(6)	The 1535 Broadway mortgage loan is part of a whole loan that includes three subordinate companion notes that are generally subordinate in right of payment to the related mortgage loan (collectively, the “1535 Broadway Companion Loan”). The 1535 Broadway Subordinate Companion Loan has an outstanding principal balance of $172,900,000 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus. The Uber Headquarters mortgage loan is part of a whole loan that includes two subordinate companion notes that are generally subordinate in right of payment to the related mortgage loan (collectively, the “Uber Headquarters Subordinate Companion Loan”). The Uber Headquarters Subordinate Companion Loan has an aggregate outstanding principal balance of $118,466,667 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.
(7)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF THE CERTIFICATES (continued)

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. Barclays Capital Inc.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$733,248,927
Master Servicer:	Trimont LLC
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Pentalpha Surveillance LLC
Asset Representations Reviewer:	Pentalpha Surveillance LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of May 19, 2025
Closing Date:	June 12, 2025
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in June 2025 (or, in the case of any mortgage loan that has its first due date after June 2025, the date that would have been its due date in June 2025 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in July 2025
Distribution Date:	The 4th business day after the Determination Date, commencing in July 2025
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	June 2058
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW
■	$644,342,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 29 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $733,248,927 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $25,284,446 and are secured by 44 mortgaged properties located throughout 18 states
—	LTV: 58.0% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.70x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.9% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 12.9% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	6.8% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
-	3.4% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
-	2.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following its anticipated repayment date
—	Hard Lockboxes: 68.1% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 94.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.05x DSCR and 8.5% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 25 mortgage loans representing 85.0% of the Initial Pool Balance
-	Insurance: 14 mortgage loans representing 40.2% of the Initial Pool Balance
-	Replacement Reserves: 26 mortgage loans representing 90.2% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 11 mortgage loans representing 91.8% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 81.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■ Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—   Office: 25.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

—   Hospitality: 24.9% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—   Retail: 18.9% of the mortgaged properties by allocated Initial Pool Balance are retail properties (12.7% are anchored retail properties)

—   Multifamily: 17.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—   Self Storage: 7.0% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■	Geographic Diversity: The mortgaged properties are located throughout 18 states with five states having greater than 5.0% of the allocated Initial Pool Balance: New York (35.8%), Michigan (10.4%), California (8.5%), Nevada (7.5%) and Tennessee (6.5%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	10	19	$351,578,927	47.9%
Goldman Sachs Mortgage Company	6	7	174,710,000	23.8
German American Capital Corporation	9	14	130,360,000	17.8
Barclays Capital Real Estate Inc.	4	4	76,600,000	10.4
Total	29	44	$733,248,927	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
931 Carroll Street	$65,000,000	8.9%	Multifamily	214	Refinance	1.25x	8.1%	70.6%
Bay Harbour	62,000,000	8.5	Retail	283,321	Refinance	1.45x	10.3%	64.0%
1700 Pavilion	55,000,000	7.5	Office	265,898	Refinance	1.51x	11.4%	61.5%
Compass Self Storage National Portfolio	51,000,000	7.0	Self Storage	477,801	Refinance	1.71x	10.8%	53.4%
Radius Nashville	48,000,000	6.5	Office	252,470	Refinance	1.67x	14.2%	57.4%
1535 Broadway	45,000,000	6.1	Retail	106,481	Recapitalization	3.34x	21.6%	26.6%
Marriott JFK	40,000,000	5.5	Hospitality	360	Refinance	1.52x	13.0%	65.8%
Southfield Westin	37,860,000	5.2	Hospitality	388	Recapitalization	1.67x	15.0%	61.6%
Little Tokyo Galleria	31,378,927	4.3	Retail	199,044	Refinance	1.36x	11.3%	52.3%
Hampton Inn Alexandria	26,000,000	3.5	Hospitality	213	Refinance	2.05x	16.4%	54.5%
Top 10 Total / Wtd. Avg.	$461,238,927	62.9%				1.72x	12.7%	57.8%
Remaining Total / Wtd. Avg.	272,010,000	37.1				1.68x	13.1%	58.5%
Total / Wtd. Avg.	$ 733,248,927	100.0%				1.70x	12.9%	58.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
931 Carroll Street	$65,000,000	8.9%	2	$50,000,000	NAP	$115,000,000	Benchmark 2025-V15	Trimont	Rialto
1700 Pavilion	$55,000,000	7.5%	4	$20,000,000	NAP	$75,000,000	Benchmark 2025-V15	Trimont	Rialto
Radius Nashville	$48,000,000	6.5%	2	$30,000,000	NAP	$78,000,000	Benchmark 2025-V15	Trimont	Rialto
1535 Broadway	$45,000,000	6.1%	12	$232,100,000	$172,900,000	$450,000,000	BWAY 2025-1535	Midland	Rialto
Marriott JFK	$40,000,000	5.5%	2	$60,000,000	NAP	$100,000,000	BMO 2025-5C10(2)	Midland	Rialto
655 Third Avenue	$25,000,000	3.4%	3	$45,000,000	NAP	$70,000,000	WFCM 2025-5C4(3)	Trimont	Rialto
Uber Headquarters	$20,000,000	2.7%	8	$361,533,333	$118,466,667	$500,000,000	RIDE 2025-SHRE	Midland	Torchlight
The Link	$15,000,000	2.0%	5	$100,000,000	NAP	$115,000,000	Benchmark 2025-V14	Midland	Greystone

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The BMO 2025-5C10 transaction is expected to close on or prior to the Closing Date of the Benchmark 2025-V15 transaction.
(3)	The WFCM 2025-5C4 transaction is expected to close on or prior to the Closing Date of the Benchmark 2025-V15 transaction.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
None

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Rochester Hills	Rochester Hills	Michigan	Self Storage	$10,100,000	1.4%	CGCMT 2015-GC33
Novi	Novi	Michigan	Self Storage	$9,450,000	1.3%	CGCMT 2015-GC33
Madison Heights	Madison Heights	Michigan	Self Storage	$7,750,000	1.1%	CGCMT 2015-GC33
Cincinnati	Cincinnati	Ohio	Self Storage	$4,500,000	0.6%	CGCMT 2015-GC29
Little Tokyo Galleria	Los Angeles	California	Retail	$31,378,927	4.3%	CSAIL 2015-C2
Hampton Inn Alexandria	Alexandria	Virginia	Hospitality	$26,000,000	3.5%	COMM 2015-CR26
Rockside Flex Portfolio	Valley View	Ohio	Mixed Use	$25,000,000	3.4%	CGMT 2015-GC31
1655 Third Street	San Francisco	California	Office	$10,831,470	1.5%	BMARK 2020-IG2
1725 Third Street	San Francisco	California	Office	$9,168,530	1.3%	BMARK 2020-IG2
Westwood Apartments	Dallas	Texas	Multifamily	$17,600,000	2.4%	FREMF 2021-KF126
Casa Bella	Dallas	Texas	Multifamily	$17,500,000	2.4%	FREMF 2023-KF149
Springhill Suites Huntsville	Huntsville	Alabama	Hospitality	$16,000,000	2.2%	COMM 2016-CR28
Embassy Suites Destin	Destin	Florida	Hospitality	$15,500,000	2.1%	COMM 2015-LC21
Hyatt Place Fair Lawn	Fair Lawn	New Jersey	Hospitality	$9,850,000	1.3%	XAN 2019-RSO7
Hampton Inn and Suites Jacksonville	Jacksonville	North Carolina	Hospitality	$7,850,000	1.1%	JPMBB 2015-C29

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	9	$189,985,000	25.9%	1.70	x	57.9%	13.1%
CBD	5	148,000,000	20.2	1.70		57.4	13.0
Suburban	2	26,300,000	3.6	1.75		60.1	14.6
Urban	2	15,685,000	2.1	1.63		58.9	11.6
Hospitality	9	$182,560,000	24.9%	1.83	x	57.1%	15.6%
Full Service	5	122,860,000	16.8	1.76		56.4	15.6
Limited Service	2	33,850,000	4.6	2.05		54.9	16.5
Select Service	2	25,850,000	3.5	1.88		63.2	15.0
Retail	3	$138,378,927	18.9%	2.04	x	49.2%	14.2%
Anchored	2	93,378,927	12.7	1.42		60.1	10.6
Retail/Signage	1	45,000,000	6.1	3.34		26.6	21.6
Multifamily	6	$129,725,000	17.7%	1.28	x	69.7%	8.7%
High Rise	1	65,000,000	8.9	1.25		70.6	8.1
Garden	4	61,800,000	8.4	1.30		68.7	9.3
Mid Rise	1	2,925,000	0.4	1.31		70.0	9.3
Self Storage	7	$51,000,000	7.0%	1.71	x	53.4%	10.8%
Self Storage	7	51,000,000	7.0	1.71		53.4	10.8
Mixed Use	4	$25,000,000	3.4%	1.32	x	58.6%	11.5%
Office/Flex	4	25,000,000	3.4	1.32		58.6	11.5
Industrial	1	$11,000,000	1.5%	1.40	x	66.7%	9.1%
Manufacturing	1	11,000,000	1.5	1.40		66.7	9.1
Manufactured Housing	5	$5,600,000	0.8%	1.42	x	62.8%	9.3%
Manufactured Housing	5	5,600,000	0.8	1.42		62.8	9.3
Total / Wtd. Avg.	44	$733,248,927	100.0%	1.70	x	58.0%	12.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	9	262,610,000	35.8%	1,633,700,000	47.8%	101,502,267	43.1%
Michigan	5	76,160,000	10.4%	129,300,000	3.8%	9,646,452	4.1%
California	4	62,678,927	8.5%	831,700,000	24.3%	61,675,793	26.2%
Nevada	1	55,000,000	7.5%	121,900,000	3.6%	8,563,845	3.6%
Tennessee	1	48,000,000	6.5%	136,000,000	4.0%	11,065,923	4.7%
Texas	2	35,100,000	4.8%	50,800,000	1.5%	3,262,300	1.4%
Ohio	5	29,500,000	4.0%	50,650,000	1.5%	3,373,664	1.4%
Florida	3	29,200,000	4.0%	59,350,000	1.7%	4,320,247	1.8%
Virginia	1	26,000,000	3.5%	47,700,000	1.4%	4,275,747	1.8%
Oklahoma	1	22,700,000	3.1%	33,000,000	1.0%	2,123,896	0.9%
Arizona	1	22,500,000	3.1%	50,600,000	1.5%	3,452,169	1.5%
Alabama	1	16,000,000	2.2%	25,500,000	0.7%	2,440,118	1.0%
Connecticut	1	15,000,000	2.0%	191,900,000	5.6%	15,821,208	6.7%
New Jersey	1	9,850,000	1.3%	15,400,000	0.5%	1,416,533	0.6%
North Carolina	1	7,850,000	1.1%	14,000,000	0.4%	1,312,861	0.6%
South Carolina	5	5,600,000	0.8%	8,920,000	0.3%	522,689	0.2%
Pennsylvania	1	5,500,000	0.8%	10,000,000	0.3%	594,272	0.3%
Indiana	1	4,000,000	0.5%	6,210,000	0.2%	352,929	0.1%
Total	44	$ 733,248,927	100.0%	$3,416,630,000	100.0%	$235,722,913	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,000,000 - 14,999,999	9	$75,210,000	10.3%
15,000,000 - 24,999,999	8	146,800,000	20.0
25,000,000 - 39,999,999	5	145,238,927	19.8
40,000,000 – 65,000,000	7	366,000,000	49.9
Total	29	$733,248,927	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.25 - 1.30	3	$91,700,000	12.5%
1.31 - 1.40	6	111,088,927	15.2
1.41 - 1.70	8	283,310,000	38.6
1.71 - 2.00	5	109,800,000	15.0
2.01 - 3.34	7	137,350,000	18.7
Total	29	$733,248,927	100.0%
(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	24	$638,570,000	87.1%
Amortizing (30 Years)	2	42,678,927	5.8
Amortizing (20 Years)	1	7,000,000	1.0
Interest Only, Amortizing Balloon	1	25,000,000	3.4
Interest Only - ARD	1	20,000,000	2.7
Total	29	$733,248,927	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date, as applicable.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	17	$499,388,927	68.1%
Springing	12	$233,860,000	31.9
Total	29	$733,248,927	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
26.6 - 50.0	4	$90,000,000	12.3%
50.1 - 60.0	10	259,228,927	35.4
60.1 - 65.0	8	201,610,000	27.5
65.1 - 70.0	6	117,410,000	16.0
70.1 - 70.6	1	65,000,000	8.9
Total	29	$733,248,927	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
26.6 - 50.0	5	$121,378,927	16.6%
50.1 - 60.0	10	239,150,000	32.6
60.1 - 65.0	7	190,310,000	26.0
65.1 - 70.0	6	117,410,000	16.0
70.1 - 70.6	1	65,000,000	8.9
Total	29	$733,248,927	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	25	$629,088,927	85.8%
Recapitalization	3	92,860,000	12.7
Acquisition	1	11,300,000	1.5
Total	29	$733,248,927	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.875 - 6.000	1	$20,000,000	2.7%
6.001 - 6.500	7	200,600,000	27.4
6.501 - 6.750	2	79,500,000	10.8
6.751 - 7.000	6	99,788,927	13.6
7.001 - 8.052	13	333,360,000	45.5
Total	29	$733,248,927	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.1 - 9.0	2	$69,000,000	9.4%
9.1 - 10.0	6	83,010,000	11.3
10.1 - 12.0	5	224,378,927	30.6
12.1 - 14.0	4	90,000,000	12.3
14.1 - 28.1	12	266,860,000	36.4
Total	29	$733,248,927	100.0%
(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.1 - 9.0	5	$106,210,000	14.5%
9.1 - 10.0	4	107,800,000	14.7
10.1 - 12.0	6	227,378,927	31.0
12.1 - 13.0	4	72,710,000	9.9
13.1 – 22.7	10	219,150,000	29.9
Total	29	$733,248,927	100.0%
(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$25,000,000	3.4%

Distribution of Original Terms to Maturity Date/ARD (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	29	$733,248,927	100.0%
Total	29	$733,248,927	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.
(2)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date/ARD (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 59	22	$607,988,927	82.9%
60	7	125,260,000	17.1
Total	29	$733,248,927	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.
(2)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	25	$658,570,000	89.8%
240 - 360	4	74,678,927	10.2
Total	29	$733,248,927	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	25	$658,570,000	89.8%
360	2	36,300,000	5.0
359	1	31,378,927	4.3
240	1	7,000,000	1.0
Total	29	$733,248,927	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	21	$539,188,927	73.5%
Yield Maintenance	6	136,200,000	18.6
Yield Maintenance or Defeasance	2	57,860,000	7.9
Total	29	$733,248,927	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	26	$661,248,927	90.2%
Real Estate Tax	25	$623,388,927	85.0%
TI/LC(2)	11	$337,288,927	91.8%
Insurance	14	$294,788,927	40.2%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution to holders of the certificates (other than the Class S and Class R certificates) (net of any excess interest, yield maintenance charges and prepayment premiums), will be distributed in the following amounts and order of priority:
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above and then (iii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-2 in clause (ii) above
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)
7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F-RR certificates: (i) first, to interest on the Class F-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G-RR certificates: (i) first, to interest on the Class G-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E and Class F-RR certificates), to principal on the Class G-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class J-RR certificates: (i) first, to interest on the Class J-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F-RR and Class G-RR certificates), to principal on the Class J-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
12.	Class K-RR certificates: (i) first, to interest on the Class K-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F-RR, Class G-RR and Class J-RR certificates), to principal on the Class K-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class K-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates on such Distribution Date. On each Distribution Date, any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K-RR certificates; then to the Class J-RR certificates; then to the Class G-RR certificates; then, to the Class F-RR certificates; then, to the Class E certificates; then, to the Class D certificates; then,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW (continued)

to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then-current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-S and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, and (iii) the group (together with the YM Group A and the YM Group B, the “YM Groups”) of the Class X-D, Class D and Class E Certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class S or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates (based on their respective certificate balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	The 1535 Broadway, Marriott JFK, 655 Third Avenue, Uber Headquarters and The Link mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the most subordinate class of certificates (exclusive of the Class S and Class R certificates) then-outstanding (i.e., first to the Class K-RR certificates, then to the Class J-RR certificates, then to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if a mortgage loan with an anticipated repayment date is still an asset of the issuing entity and such right is being exercised after its respective anticipated repayment date, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the cut-off date), certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be with respect to any mortgage loan (other than any non-serviced mortgage loan any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class F-RR, Class G-RR, Class J-RR and Class K-RR certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates; provided that the Class F-RR and Class G-RR certificates will only be control eligible certificates for so long as the initial Retaining Third-Party Purchaser, the initial special servicer or any of their affiliates is the holder by the certificate balance of the majority of such class of Certificates. At any time when the most senior class of control eligible certificates is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

On the Closing Date, RREF V - D AIV RR H, LLC or its affiliate will purchase the Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class S certificates and, on the Closing Date, RREF V - D AIV RR H, LLC is expected to be appointed as the initial Controlling Class Representative.

Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, when there is no class of control eligible certificates that has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, when the there is no class of control eligible certificates that has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is at least equal to 25% of the initial certificate balance of that class of certificates.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2025-V15 pooling and servicing agreement (referred to as the “Benchmark 2025-V15 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2025-V15 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
931 Carroll Street	Note	Control	Original Balance	Note Holder
	A-1	Yes	$65,000,000	Benchmark 2025-V15
	A-2	No	50,000,000	WFCM 2025-5C4(1)
Total			$115,000,000
(1)	The WFCM 2025-5C4 transaction is expected to close on or about May 29, 2025.
1700 Pavilion	Note	Control	Original Balance	Note Holder
	A-1	Yes	$25,000,000	Benchmark 2025-V15
	A-2(1)	No	20,000,000	German American Capital Corporation
	A-3	No	20,000,000	Benchmark 2025-V15
	A-4	No	10,000,000	Benchmark 2025-V15
Total			$75,000,000
(1)	Expected to be contributed to one or more future securitization trusts.
Radius Nashville	Note	Control	Original Balance	Note Holder
	A-1	Yes	$48,000,000	Benchmark 2025-V15
	A-2	No	30,000,000	BMO 2025-5C10(1)
Total			$78,000,000
(1)	The BMO 2025-5C10 transaction is expected to close on or about May 16, 2025.
1535 Broadway	Note	Control	Original Balance	Note Holder
	A-1-S1	Yes	$50,840,000	BWAY 2025-1535
	A-1-C1	No	45,000,000	Benchmark 2025-V15
	A-1-C2	No	15,000,000	BMO 2025-5C10(1)
	A-2-S1	No	38,130,000	BWAY 2025-1535
	A-2-C1(2)	No	25,000,000	BANA
	A-2-C2(2)	No	20,000,000	BANA
	A-3-S1	No	38,130,000	BWAY 2025-1535
	A-3-C1	No	30,000,000	BMO 2025-5C10(1)
	A-3-C2(2)	No	15,000,000	BMO
Senior Loan			$277,100,000
	B-1	No	69,160,000	BWAY 2025-1535
	B-2	No	51,870,000	BWAY 2025-1535
	B-3	No	51,870,000	BWAY 2025-1535
Total			$450,000,000
(1)	The BMO 2025-5C10 transaction is expected to close on or about May 16, 2025.
(2)	Expected to be contributed to one or more future securitization trusts.

Marriott JFK	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	BMO 2025-5C10
	A-2	No	40,000,000	Benchmark 2025-V15
Total			$100,000,000

(1)	The BMO 2025-5C10 transaction is expected to close on or about May 16, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

655 Third Avenue	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	WFCM 2025-5C4(1)
	A-2-1	No	25,000,000	Benchmark 2025-V15
	A-2-2	No	5,000,000	WFCM 2025-5C4(1)
Total			$70,000,000

(1)	The WFCM 2025-5C4 transaction is expected to close on or about May 29, 2025.

Uber Headquarters	Note	Control	Original Balance	Note Holder
	A-1-S1	Yes	$178,920,000	RIDE 2025-SHRE
	A-1-C1	No	30,000,000	Benchmark 2025-V14
	A-1-C2	No	20,000,000	Benchmark 2025-V15
	A-2-S1	No	119,280,000	RIDE 2025-SHRE
	A-2-C1	No	20,000,000	BBCMS 2025-5C34
	A-2-C2	No	13,333,333	BBCMS 2025-5C34
Senior Loan			$381,533,333
	B-1	No	71,080,000	RIDE 2025-SHRE
	B-2	No	47,386,667	RIDE 2025-SHRE
Total			$500,000,000

The Link	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	Benchmark 2025-V14
	A-2-1	No	15,000,000	Benchmark 2025-V15
	A-2-2	No	10,000,000	BMO 2025-5C9
	A-3	No	20,000,000	Benchmark 2025-V14
	A-4	No	20,000,000	DBRI
Total			$115,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2025-V15 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates on an aggregate basis.

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates whose holders voted on the matter; provided that holders of principal balance certificates that so voted on the matter (i) hold principal balance certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not risk retention affiliated with each other.

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2025-V15 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Servicing Compensation (continued)	fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of an Operating Advisor Consultation Event, the operating advisor will be required to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a control termination event has occurred and is continuing (or a Control Termination Event would occur and be continuing if not for the last proviso in the definition thereof).

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than eleven months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

STRUCTURAL OVERVIEW (continued)

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - High Rise
Borrower Sponsor(s):	Harry Einhorn	Collateral:	Fee
Borrower(s):	Carroll Development Plaza LLC	Location:	Brooklyn, NY
Original Balance(1):	$65,000,000	Year Built / Renovated:	2024 / NAP
Cut-off Date Balance(1):	$65,000,000	Property Management:	Self-Managed
% by Initial UPB:	8.9%	Size(4):	214 Units
Interest Rate:	6.38000%	Appraised Value / Per Unit(5)(6):	$163,000,000 / $761,682
Note Date:	May 6, 2025	Appraisal Date:	August 25, 2025
Original Term:	60 months	Occupancy:	74.3% (as of April 24, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.6%
Original Amortization:	NAP	Underwritten NOI(7)(8):	$9,360,534
Interest Only Period:	60 months	Underwritten NCF(7):	$9,305,310
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(8):	$6,685,665 (T-3 Ann. April 1, 2025)
Additional Debt Balance(1):	$50,000,000	2024 NOI(9):	NAV
Call Protection:	L(25),D(29),O(6)	2023 NOI(9):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(9):	NAV
Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$537,383
Taxes:	$4,105	$1,368	NAP	Maturity Date Loan / Unit:	$537,383
Insurance:	$35,580	$17,790	NAP	Cut-off Date LTV(5):	70.6%
Replacement Reserves:	$0	$4,458	NAP	Maturity Date LTV(5):	70.6%
TI / LC:	$0	$144	NAP	UW NOI DY:	8.1%
Other Reserves(3):	$16,600,000	$0	NAP	UW NCF DSCR:	1.25x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$115,000,000	100.0%	Loan Payoff:	$85,909,480	74.7%
			Upfront Reserves:	16,639,685	14.5
			Borrower Sponsor Equity:	8,659,462	7.5
			Closing Costs(10):	3,791,372	3.3
Total Sources	$115,000,000	100.0%	Total Uses:	$115,000,000	100.0%

(1)	The 931 Carroll Street Mortgage Loan (as defined below) is part of a whole loan evidenced by two pari passu promissory notes with an aggregate original principal balance of $115,000,000. Financial Information is presented based on the 931 Carroll Street Whole Loan (as defined below).
(2)	See “Initial and Ongoing Reserves” below.
(3)	Initial Other Reserves consist of a $15,000,000 holdback reserve and a $1,600,000 421-a reserve.
(4)	Size reflects the multifamily component of the 931 Carroll Street Property (as defined below). The 931 Carroll Street Property also contains approximately 862 square feet of recently converted ground floor retail space which was not occupied as of origination of the 931 Carroll Street Whole Loan.
(5)	The Appraised Value represents the “As Stabilized” value of the 931 Carroll Street Property which assumes the completion of lease-up at the 931 Carroll Street Property. The appraisal also concluded to an “as is” value of $161,500,000 as of February 25, 2025. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the “as-is” value are 71.2% and 71.2%, respectively.
(6)	The $163,000,000 “As Stabilized” Appraised Value (as well as the “as is” value of $161,500,000) includes the net present value of a 421-a exemption which the borrower is in the process of applying for. The appraisal attributed $47,500,000 of value to the 421-a exemption, which amount is included in each appraised value. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.
(7)	Underwritten NOI and Underwritten NCF are inclusive of rent attributable to the 55 affordable units and the one commercial unit that were not leased as of origination of the 931 Carroll Street Whole Loan. Such units are master leased to an affiliate of the borrower pursuant to the 931 Carroll Master Lease (as defined below). Underwritten rent for the commercial unit is based on the 931 Carroll Master Lease and underwritten rents for the 55 affordable units (which equal $1,270,704) are based on the appraisal’s market rent conclusions for 40%, 60% and 100% of area median income units. The rents payable for the affordable units under the 931 Carroll Master Lease are based on the legal regulated rents under the Declaration (as defined below), and equal $1,058,280 annually.
(8)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to lease up at the 931 Carroll Street Property, which was recently constructed in 2024 and received its first certificate of occupancy in November 2024.
(9)	Historical NOI prior to the dates set forth above is not available because the 931 Carroll Street Property was recently constructed in 2024.
(10)	Closing Costs include a rate buydown fee of $2,518,500.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

The Loan. The largest mortgage loan (the “931 Carroll Street Mortgage Loan”) is part of a whole loan (the “931 Carroll Street Whole Loan”) evidenced by two pari passu promissory notes with an aggregate original principal amount of $115,000,000. The 931 Carroll Street Whole Loan is secured by a first priority fee interest in a recently constructed 214-unit, high-rise, multifamily property located in Brooklyn, New York (the “931 Carroll Street Property”). The 931 Carroll Street Mortgage Loan is evidenced by the controlling Note A-1, with an original principal balance of $65,000,000. The 931 Carroll Street Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V15 transaction. See “Description of the Mortgage Pool—The Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

931 Carroll Street Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1	$65,000,000	$65,000,000	Benchmark 2025-V15	Yes
A-2	$50,000,000	$50,000,000	WFCM 2025-5C4	No
Total	$115,000,000	$115,000,000

The Property. The 931 Carroll Street Property is a recently constructed, 214-unit, high-rise multifamily property located at 931 Carroll Street in the Prospect Lefferts Gardens section of the Crown Heights neighborhood of Brooklyn, New York. The 931 Carroll Street Property was recently constructed in 2024 and received its initial temporary certificate of occupancy in November 2024. The 931 Carroll Street Property is in close proximity to Prospect Park (three blocks south) and the Brooklyn Botanical Gardens (one block west). Primary access to the Prospect Lefferts Gardens neighborhood is provided by the 2, 3, 4, and 5 subway lines along with various routes on the Metropolitan Transit Authority (“MTA”) regional bus lines. Building amenities at the 931 Carroll Street Property include a fitness center, common outdoor space, several tenant lounges, an office and conference room available to tenants, storage spaces, bicycle parking, and a roof deck. The 931 Carroll Street Property also includes an 82-space below grade parking garage, resulting in a parking ratio of 0.38 spaces per unit. Additionally, the borrower sponsor recently converted approximately 862 square feet of common area space into ground floor retail space with the option to expand this space to 1,600 square feet. As of origination of the 931 Carroll Street Whole Loan this space was not yet leased. This space is subject to the 931 Carroll Master Lease and accounts for 0.6% of underwritten income.

The unit mix at the 931 Carroll Street Property consists of 60 market rate studio units, three market rate one-bedroom units, 27 affordable one-bedroom units, 92 market rate two-bedroom units, 28 affordable two-bedroom units, and four market rate three-bedroom units. Unit amenities at the 931 Carroll Street Property include stainless steel kitchen appliances, hardwood floors and in-unit washers/dryers. As of April 24, 2025, the 931 Carroll Street Property was 74.3% occupied. At origination of the 931 Carroll Street Whole Loan, 100.0% of the market rate units were leased while the affordable units, which are subject to a vetting process by the New York City Department of Housing Preservation and Development (the “NYC HPD”), had not yet been leased.

The borrower has entered into a Master Lease with an affiliate, Carroll Development Leasing LLC (the “Master Tenant”) with respect to the unleased affordable units and commercial unit (the “931 Carroll Master Lease”). The 931 Carroll Master Lease has a term of five years, commencing on May 2, 2025 and provides for monthly rent of $5,747 ($68,964 annually) for the commercial unit and monthly rents based on the legal regulated rents under the Declaration for each affordable unit (totaling $88,190, or $1,058,280 annually). Upon the rental of any individual affordable unit to a residential tenant pursuant to a lottery in accordance with the requirements of the NYC HPD, such individual affordable unit is automatically released from the 931 Carroll Master Lease. Under the 931 Carroll Street Whole Loan documents, any amendment of the 931 Carroll Master Lease to remove an affordable unit is conditioned upon no event of default existing, the lender’s consent and the lease of such unit to a third party tenant at a rent at least equal to that set forth in the 931 Carroll Master Lease for such unit. Upon the rental of the commercial unit to a commercial tenant which pays unabated rent, and consent of the lender, the commercial unit will be released from the 931 Carroll Master Lease. The 931 Carroll Street Whole Loan documents permit the borrower to terminate the 931 Carroll Master Lease upon the date that the lender has received reasonably acceptable evidence that (i) at least 97% of the affordable units have been leased to third party tenants at a rent at least equal to that set forth in the 931 Carroll Master Lease for each such unit and (ii) the debt yield of the Mortgage Loan equals or exceeds 8.0%. The obligations of the Master Tenant under the 931 Carroll Master Lease are guaranteed by the non-recourse carveout guarantor. See “Description of the Mortgage Pool—Tenant Issues—Affiliated Leases” in the Preliminary Prospectus.

The borrower has applied for a 35-year 421-a Affordable New York Housing Tax Exemption Program exemption for the 931 Carroll Street Property. In order to qualify for the tax exemption, at least 25% of the units at the 931 Carroll Street Property must be leased as “affordable units”. The borrower has designated 55 units as affordable units of which 22 must be affordable to a household which earns no more than 40% of area median income (“AMI”), 22 must be affordable to a household which earns no more than 60% of AMI and 11 must be affordable to a household which earns no more than 100% of AMI. In addition, all of the affordable units are required to be rent stabilized. For years one through 25 of such exemption, 100% of the projected assessed value of the 931 Carroll Street Property improvements on

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

the tax lot would be exempt from real estate taxes. The exemption falls to the percentage of affordable units (25%) in years 26 through 35 of such exemption. Taxes were underwritten to the appraisal’s five-year average of estimated abated tax expense for the multifamily component of approximately $7,318 plus the estimated 2025 tax expense for the unabated garage portion of the 931 Carroll Street Property of approximately $18,231. The appraisal’s estimated full tax liability for the 2025/2026 tax year is $2,469,514. At origination, the borrower placed $1,600,000 into an upfront 421-a reserve to be used to fund unabated real estate taxes if needed. We cannot assure you that the 421-a exemption will be obtained. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The borrower is subject to a Mandatory Inclusionary Housing Restrictive Declaration (the “Declaration”) pursuant to which 55 of the 214 units at the 931 Carroll Street Property must be affordable housing units, for which the weighted average of all income bands may not exceed 60% of AMI, no income band may exceed 130% of AMI and at least 10% of the residential floor area must be affordable within a 40% of AMI income band. Under the Declaration, 22 units are restricted to tenants earning not more than 40% of AMI, 22 units to tenants earning not more than 60% of AMI, and 11 units to tenants earning not more than 100% of AMI. The Declaration requires the affordable units to be rent stabilized. Maximum rent for each affordable unit is 30% of the related percentage of AMI. The lender entered into a subordination agreement subordinating the 931 Carroll Street Whole Loan to the Declaration. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Multifamily Properties” in the Preliminary Prospectus.

The following table presents certain information relating to the unit mix at the 931 Carroll Street Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate(2)	Average Monthly Market Rent per Unit(3)
Studio - Market Rate	60	28.0%	60	100%	414	$3,357	$3,300
1BR - Market Rate	3	1.4%	3	100%	528	$3,983	$3,800
1BR - Affordable	27	12.6%	0	0%	530	$0	$1,747
2BR - Market Rate	92	43.0%	92	100%	775	$4,933	$4,800
2BR - Affordable	28	13.1%	0	0%	747	$0	$2,097
3BR - Market Rate	4	1.9%	4	100%	1,608	$11,529	$9,200
Total/Wtd. Avg.	214	100.0%	159	74.3%	651	$4,486	$3,709

(1)	Based on the underwritten rent roll dated April 24, 2025.
(2)	Average Monthly Rental Rate is based on Occupied Units.
(3)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

The following table presents certain information relating to the historical and underwritten net cash flow at the 931 Carroll Street Property:

Cash Flow Analysis(1)
	T-3 4/2025 Ann.	U/W(2)	UW Per Unit(3)
Base Rent - Residential	$6,531,540	$8,559,720	$39,999
Potential Income from Vacant Units	$0	$1,270,704	$5,938
Gross Potential Rent - Residential	$6,531,540	$9,830,424	$45,937
Vacancy/Credit Loss	$0	($427,986)	($2,000)
Other Income - Residential(4)	$490,840	$1,063,430	$4,969
Effective Gross Income - Residential	$7,022,380	$10,465,868	$48,906

Base Rent – Commercial(5)	$0	$68,960	$80
Potential Income from Vacant Space	$0	$0	$0
Gross Potential Rent - Commercial	$0	$68,960	$80
Vacancy/Credit Loss - Commercial	$0	($3,448)	($4)
Other Income - Commercial	$0	$0	$0
Effective Gross Income - Commercial	$0	$65,512	$76

Total Effective Gross Income	$7,022,380	$10,531,380	$49,212

Real Estate Taxes(6)	$11,179	$25,639	$120
Insurance	$26,200	$203,316	$950
Management Fee	$210,671	$315,941	$1,476
Other Operating Expenses(7)	$88,665	$625,950	$2,925
Total Operating Expenses	$336,715	$1,170,846	$5,471

Net Operating Income	$6,685,665	$9,360,534	$43,741
Replacement Reserves - Residential	$0	$53,500	$250
Replacement Reserves - Commercial	$0	$0	$0
Normalized TI/LC	$0	$1,724	$8
Net Cash Flow	$6,685,665	$9,305,310	$43,483

Occupancy	74.3%(8)	95.6%(9)
NOI DSCR(10)	0.90x	1.26x
NCF DSCR(10)	0.90x	1.25x
NOI Debt Yield(10)	5.8%	8.1%
NCF Debt Yield(10)	5.8%	8.1%

(1)	Historical periods prior to T-3 4/2025 Ann. are not available as the 931 Carroll Street Property was recently constructed in 2024.
(2)	U/W is inclusive of rent attributable to the 55 affordable units and the one commercial unit that were not leased as of origination of the 931 Carroll Street Whole Loan. Such units are master leased to an affiliate of the borrower pursuant to the 931 Carroll Master Lease. Underwritten rent for the commercial unit is based on the 931 Carroll Master Lease and underwritten rents for the 55 affordable units (the Potential Rents From Vacant Space of $1,270,704) are based on the appraisal's market rent conclusions for 40%, 60% and 100% of area median income units. The rents payable for the affordable units under the 931 Carroll Master Lease are based on the legal regulated rents under the Declaration, and equal $1,058,280 annually.
(3)	UW Per Unit is based is based on 214 multifamily units at the 931 Carroll Street Property except in relation to the “-Commercial” fields which are based on 862 square feet of commercial space at the 931 Carroll Street Property.
(4)	Other Income - Residential includes parking, bicycle parking, amenity fees, hot water reimbursement, laundry income, pet fees and storage income.
(5)	The commercial space at the 931 Carroll Street Property has not yet been leased. Commercial income was underwritten at $80 per square foot (the rent under the 931 Carroll Master Lease) less 5.0% Vacancy/Credit Loss.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

(6)	Real Estate Taxes were underwritten assuming the applied for 421-a exemption has been obtained, and equal the five year average of the appraisal’s estimated abated tax expense for the multifamily component of approximately $7,318 plus the estimated 2025 tax expense for the unabated garage portion of the 931 Carroll Street Property of approximately $18,231. The appraisal’s estimated full tax liability for the 2025/2026 tax year is $2,469,514.
(7)	Other Operating Expenses represents contract services, repairs and maintenance, utilities, and general and administrative expenses.
(8)	The 931 Carroll Street Property was 74.3% occupied as of April 24, 2025.
(9)	Represents Economic Occupancy.
(10)	Based on the 931 Carroll Street Whole Loan.

Appraisal. The appraisal concluded to an “as stabilized” value for the 931 Carroll Street Property of $163,000,000 as of August 25, 2025. The appraisal also concluded to an “as is” value of $161,500,000 as of February 25, 2025. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the “as-is” value are 71.2% and 71.2%, respectively. In addition, both the “as stabilized” and “as is” appraised values include the net present value of a 421-a tax exemption which the borrower is in the process of applying for. The appraisal attributed $47,500,000 of value to the 421-a exemption, which amount is included in each appraised value.

931 Carroll Street Appraised Value(1)
931 Carroll Street	As-Is Value	Capitalization Rate
As-Is Value	$163,000,000(2)	5.50%
(1)	Source: Appraisal.
(2)	Represents the “As Stabilized” value as of August 25, 2025. The appraisal also concluded to an “as is” value of $161,500,000 as of February 25, 2025.

Environmental Matters. According to the Phase I environmental site assessment dated March 6, 2025, there is a controlled recognized environmental condition at the 931 Carroll Street Property relating to residual soil and groundwater impacts associated with historic fill material. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The 931 Carroll Street Property is located within the Prospect Lefferts Gardens section of the Crown Heights neighborhood of Brooklyn, New York. Brooklyn is the most populous neighborhood in New York City with an estimated 2024 population of 2,674,430 people. Furthermore, from 2010 to 2024, Brooklyn was the fastest growing borough in New York City, experiencing a 6.8% overall increase in population. The 931 Carroll Street Property is in close proximity to Prospect Park (three blocks south) and the Brooklyn Botanical Gardens (one block west). Primary access to the Prospect Lefferts Gardens neighborhood is provided by the 2, 3, 4, and 5 subway lines along with various routes on the MTA regional bus lines.

According to the appraisal, the 931 Carroll Street Property is located in the Downtown Brooklyn multifamily submarket of New York City. As of December 31, 2024, the Downtown Brooklyn multifamily submarket had an inventory of 27,553 units, a vacancy rate of 3.6%, and an average asking rental rate of $4,674 per unit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

The following table presents information regarding certain competitive properties to the 931 Carroll Street Property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
931 Carroll Street Brooklyn, NY(2)	-	2024 / NAP	74.3%	214	Studio - Market Rate	414 SF	$3,357
					1BR - Market Rate	528 SF	$3,983
					1BR - Affordable	530 SF	$0
					2BR - Market Rate	775 SF	$4,933
					2BR - Affordable	747 SF	$0
					3BR - Market Rate	1,608 SF	$11,529
The Frederick & Olmstead 564 St. Johns Place Brooklyn, NY 11238	0.4 mi	2022 / NAP	100.0%	193	Studio	443 SF	$3,090
					1 Bedroom	610 SF	$4,213
					2 Bedroom	673 SF	$4,547
409 Eastern Parkway Brooklyn, NY 11216	0.5 mi	2018 / NAP	98.9%	186	Studio	465 SF	$2,740
					1 Bedroom	620 SF	$4,138
					2 Bedroom	925 SF	$5,300
One Sullivan Place 1 Sullivan Place Brooklyn, NY 11225	0.9 mi	2023 / NAP	99.7%	52	1 Bedroom	650 SF	$3,619
					2 Bedroom	867 SF	$4,817
					3 Bedroom	1,083 SF	$6,058
527 Grand Avenue Brooklyn, NY 11238	1.1 mi	2024 / NAP	NAV	46	1 Bedroom	NAV	$3,301
					2 Bedroom	NAV	$4,063
1010 Pacific Street Brooklyn, NY 11238	1.3 mi	2022 / NAP	95.6%	176	Studio	427 SF	$3,093
					1 Bedroom	570 SF	$3,946
					2 Bedroom	791 SF	$4,695
PLG 123 Linden Boulevard Brooklyn, NY 11226	1.5 mi	2019 / NAP	90.0%	467	Studio	415 SF	$2,750
					1 Bedroom	600 SF	$3,226
					2 Bedroom	850 SF	$4,694
					3 Bedroom	1,026 SF	$5,442
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated April 24, 2025.

The Borrower and the Borrower Sponsor. The borrower is Carroll Development Plaza LLC, a New York limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 931 Carroll Street Whole Loan. The borrower sponsor and non-recourse carveout guarantor is Harry Einhorn. Harry Einhorn is a real estate developer with experience in the construction industry and real estate management. Harry Einhorn’s portfolio includes nine residential properties, two commercial properties, and three mixed-use properties.

Property Management. The 931 Carroll Street Property is self-managed by the borrower. The 931 Carroll Street Whole Loan permits the borrower to engage a property manager with the consent of the lender.

Initial and Ongoing Reserves. At origination, the borrower deposited into escrow (i) approximately $4,105 for real estate taxes, (ii) approximately $35,580 for insurance premiums, (iii) $1,600,000 for Section 421-a reserve funds, and (iv) $15,000,000 for a holdback reserve.

Real Estate Taxes – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments, which currently equates to approximately $1,368. Except with respect to the borrower’s obligation to fund or cause the guarantor to fund the Section 421-a reserve account, any deposit for taxes required to be made by the borrower is required to be calculated based on abated taxes as if the Section 421-a benefits have been implemented.

Insurance – On a monthly basis, the borrower is required to escrow 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies, which currently equates to approximately $17,790.

Replacement Reserve – On a monthly basis, the borrower is required to escrow approximately $4,458 for replacement reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

Leasing Reserve – On a monthly basis, the borrower is required to escrow approximately $144 for tenant improvements and leasing commissions.

Section 421-a Reserve – If at any time the lender or servicer reasonably determines that amounts on deposit in the Section 421-a reserve account will be insufficient to pay all anticipated taxes for the following 12 month period based on the most recent assessed value of the 931 Carroll Street Property, the borrower is required to make a true up payment into the Section 421-a reserve account in an amount which will be sufficient to make up such insufficiency, as reasonably determined by the lender.

Holdback Reserve –At the borrower’s request (delivered no more than once per calendar quarter) the lender is required to calculate the Holdback Debt Yield (as defined below) to determine if the Holdback Reserve Funds Release Conditions (as defined below) have been satisfied, and to release funds in the holdback reserve to the borrower (or if a Trigger Period (as defined below) then exists, to the cash management account) to the extent such conditions have been satisfied with respect to such funds.

“Holdback Reserve Funds Release Conditions” means that as of the date the lender calculates the Holdback Debt Yield, (i) no event of default is continuing under the 931 Carroll Street Whole Loan and (ii) the lender has received evidence, in form and substance reasonably satisfactory to it, that the Holdback Debt Yield equals or exceeds 8.0%.

“Holdback Debt Yield” means a ratio conveyed as a percentage in which: (i) the numerator is the underwritable cash flow of the 931 Carroll Street Property, determined as set forth in the loan documents, and (ii) the denominator is the then outstanding principal balance of the 931 Carroll Street Whole Loan, less any holdback reserve funds that will remain on deposit after giving effect to the applicable disbursement for which the Holdback Debt Yield is being calculated. Underwritable cash flow under the loan documents generally equals gross rents plus operating income (which excludes rents) less operating expenses, each as calculated pursuant to the loan documents, and for purposes of calculation of the Holdback Debt Yield will exclude rental income under the 931 Carroll Master Lease. During the 12-month period immediately succeeding the origination date, the operating income and operating expenses components of underwritable cash flow will be calculated based on a trailing one-month basis (annualized).

Lockbox and Cash Management. The 931 Carroll Street Whole Loan is structured with a springing lockbox and springing cash management. Within 15 days of the first occurrence of a Trigger Period, provided that the lender, in its sole but reasonable discretion, may extend such deadline for so long as the borrower is diligently pursuing completion of the same, the borrower is required to establish a lockbox account for the benefit of the lender, into which all rents and other revenue from the 931 Carroll Street Property are required to be deposited by the borrower or property manager, as applicable. On one occasion during the term of the 931 Carroll Street Whole Loan, the borrower may request that the lockbox account be deactivated and/or closed, provided however that upon the next occurrence of any Trigger Period, the lockbox provisions of the 931 Carroll Street Whole Loan documents will be reinstated and in full force and effect. Within five days after the first occurrence of a Trigger Period, the borrower is required to deliver notices to all tenants directing them to remit all rents or other payments into the lender-controlled lockbox account. Upon and after the first occurrence of a Trigger Period, the borrower is required to (or cause the property manager to) immediately deposit all revenue derived from the 931 Carroll Street Property and received by the borrower or property manager into the lender-controlled lockbox account. Funds in the lockbox account will be transferred on each business day to or at the direction of the borrower, unless a Trigger Period exists and the lender elects (in its sole discretion), to deliver a restricted account notice, in which case all funds in the lockbox account are required to be transferred to a lender-controlled cash management account on each business day and disbursed in accordance with the 931 Carroll Street Whole Loan documents. Also, during a Trigger Period, all excess cash is required to be collected by the lender and held as additional security for the 931 Carroll Street Whole Loan. Upon the cure of all Trigger Periods, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 931 Carroll Street Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio being less than 1.10x; and (B) expiring upon (y) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, and (z) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Multifamily – High Rise 931 Carroll Street Brooklyn, NY 11225	Collateral Asset Summary – Loan No. 1 931 Carroll Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 70.6% 1.25x 8.1%

Letter of Credit. The 931 Carroll Street Whole Loan documents permit the borrower to deposit a letter of credit in place of the initial deposit to the Section 421-a reserve account and/or the holdback reserve account.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Ben Ashkenazy	Collateral:	Fee
Borrower(s):	Bay Harbour Fee LLC and Ronny's Bay LLC	Location:	Lawrence, NY
Original Balance:	$62,000,000	Year Built / Renovated:	1965 / NAP
Cut-off Date Balance:	$62,000,000	Property Management:	AAC Management Corp.
% by Initial UPB:	8.5%	Size:	283,321 SF
Interest Rate:	6.66000%	Appraised Value (As Is) / Per SF:	$96,900,000 / $342
Note Date:	May 2, 2025	Appraisal Date:	January 7, 2025
Original Term:	60 months	Occupancy:	98.9% (as of January 23, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$6,415,185
Interest Only Period:	60 months	Underwritten NCF:	$6,066,579
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$6,160,922 (TTM December 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$6,026,210
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$5,119,999
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$219
Taxes:	$155,006	$155,006	NAP	Maturity Date Loan / SF:	$219
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	64.0%
Replacement Reserves:	$0	$8,135	NAP	Maturity Date LTV:	64.0%
TI / LC:	$0	$11,805	$424,981	UW NOI DY:	10.3%
Deferred Maintenance:	$18,865	$0	NAP	UW NCF DSCR:	1.45x
Other(2):	$191,667	$160,000	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$62,000,000	100.0%	Loan Payoff	$58,519,766	94.4%
			Borrower Sponsor Equity:	1,905,676	3.1
			Closing Costs	1,209,020	2.0
			Upfront Reserves	365,538	0.6
Total Sources	$62,000,000	100.0%	Total Uses	$62,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of (i) an upfront unfunded obligations reserve of $191,667 and (ii) a monthly Marshalls renewal reserve of $160,000.

The Loan. The second largest mortgage loan (the “Bay Harbour Mortgage Loan”) is secured by the fee interest in a 283,321 square foot anchored retail shopping center located in Lawrence, New York (the “Bay Harbour Property”). The Bay Harbour Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $62,000,000. The Bay Harbour Mortgage Loan was originated by Citi Real Estate Funding Inc. and has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.66000% per annum on an actual/360 basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The Property. The Bay Harbour Property is a 283,321 square foot, anchored retail center located in Lawrence, New York, approximately 5.1 miles from John F. Kennedy International Airport. The Bay Harbour Property was originally constructed in 1965 and consists of four buildings situated on a 17.09-acre site. The Bay Harbour Property has 1,290 surface parking spaces, resulting in a parking ratio of approximately 4.55 spaces per 1,000 square feet.

As of January 23, 2025, the Bay Harbour Property was 98.9% leased to 13 tenants and is anchored by Burlington Coat Factory, Bob’s Discount Furniture, DSW Shoe Warehouse, Inc., Fitness International LLC (“LA Fitness”), Marshalls of MA, Inc. (“Marshalls”), and Target Corporation. As of the Cut-off Date, the current tenant roster has been at the Bay Harbour Property for a weighted average of 23.7 years with a weighted average lease term remaining of 9.6 years. Additionally, nine tenants comprising 63.1% of net rentable area and 66.3% of underwritten base rent have been at the Bay Harbour Property for over ten years with Burlington Coat Factory, Marshalls and JP Morgan being at the Bay Harbour Property for over 39 years.

Major Tenants. The three largest tenants based on underwritten base rent are Burlington Coat Factory, Marshalls and LA Fitness.

Burlington Coat Factory (93,498 square feet; 33.0% of net rentable area; 27.2% of underwritten base rent). Founded in 1972, Burlington Coat Factory is a nationally recognized off-price retailer with more than 1,000 stores across the United States. Burlington Coat Factory sells a wide assortment of low priced brand name ladies, men’s, kids/baby apparel and accessories, and home décor, among other items. Burlington Coat Factory has been a tenant at the Bay Harbour Property since March 1986 and has a current lease term through February 2042 with no renewal or termination options remaining. Burlington Coat Factory is entitled to free rent commencing on the later of the commencement of its extension term and the completion of the tenant’s work, in an amount equal to the lesser of $1,500,000 and the total tenant work costs incurred by the tenant, to be divided into 36 installments. Such future free rent was not reserved for at origination.

Marshalls (43,419 square feet; 15.3% of net rentable area; 16.4% of underwritten base rent). Founded in 1956, Marshalls is a subsidiary of TJX, and sells a wide variety of brand-name and designer merchandise at discounted prices, including clothing, shoes, home decor, and beauty products. Marshalls operates over 1,000 stores across the United States. Marshalls has been a tenant at the Bay Harbour Property since October 1982 and has a current lease term through January 2026 with no renewal or termination options remaining.

LA Fitness (36,192 square feet; 12.8% of net rentable area; 14.5% of underwritten base rent). Founded in 1984, LA Fitness is a privately owned fitness center chain based in California. LA Fitness operates more than 700 fitness clubs in 27 states and two Canadian provinces. A typical LA Fitness club features strength and cardio equipment, free weights, group exercise classes, swimming pools, and sports courts. LA Fitness has been a tenant at the Bay Harbour Property since June 2019 and has a current lease term through May 2034 with two, five-year renewal options remaining and no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The following table presents certain information relating to the largest tenants at the Bay Harbour Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year(3)	U/W Occ. Costs	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
Burlington Coat Factory(4)	NR/NR/NR	93,498	33.0%	$1,869,960	$20.00	27.2%	$257.25	7.8%	2/28/2042	N	N
Marshalls	NR/NR/NR	43,419	15.3%	$1,128,906	$26.00	16.4%	$346.69	7.5%	1/31/2026	N	N
LA Fitness	NR/B2/B	36,192	12.8%	$995,280	$27.50	14.5%	NAV	NAV	5/31/2034	N	2 x 5 yr
Bob's Discount Furniture	NR/NR/NR	21,336	7.5%	$682,752	$32.00	9.9%	NAV	NAV	2/28/2033	N	2 x 5 yr
Target Corporation	A/A2/A	42,974	15.2%	$546,626	$12.72	7.9%	NAV	NAV	1/31/2037	Y(5)	1 x 5 yr
JP Morgan Chase	AA-/A1/A	3,920	1.4%	$469,700	$119.82	6.8%	NAV	NAV	1/31/2030	N	N
DSW Shoe Warehouse, Inc.	NR/NR/NR	18,886	6.7%	$453,750	$24.03	6.6%	$217.86	11.0%	1/31/2027	N	1 x 5 yr
Chipotle Mexican Grill	NR/NR/NR	2,438	0.9%	$254,100	$104.22	3.7%	NAV	NAV	11/15/2034	N	N
Panera Bread Bakery/Cafe	NR/NR/NR	4,500	1.6%	$202,500	$45.00	2.9%	NAV	NAV	2/28/2026	N	2 x 5 yr
General Nutrition Corporation	NR/NR/NR	1,940	0.7%	$98,345	$50.69	1.4%	NAV	NAV	3/31/2026	N	1 x 5 yr
Total Major Tenants		269,103	95.0%	$6,701,920	$24.90	97.4%
Non-Major Tenants(6)		11,223	4.0%	$176,201	$15.70	2.6%
Total Occupied		280,326	98.9%	$6,878,121	$24.54	100.0%
Vacant		2,995	1.1%
Total		283,321	100.0%
(1)	Based on the underwritten rent roll dated January 23, 2025, inclusive of $746,175 of contractual rent steps through March 1, 2027.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales PSF / Year represents the 2024 sales information as provided by the borrower.
(4)	Burlington Coat Factory is entitled to free rent commencing on the later of the commencement of its extension term and the completion of the tenant’s work, in an amount equal to the lesser of $1,500,000 and the total tenant work costs incurred by the tenant, to be divided into 36 installments. Such future free rent was not reserved for at origination.
(5)	Target Corporation has the one-time option to terminate its lease commencing on the expiration of the 10th lease year (January 31, 2032) provided it gives 90 days’ prior notice to the landlord and the tenant’s total sales in the 10th lease year do not exceed $24,000,000.
(6)	Non-Major Tenants includes a lease to Rainbow USA, Inc to which $0 of rent is attributable because the tenant pays percentage rent.

The following table presents certain information relating to the historical sales of the top tenants that report sales at the Bay Harbour Property:

Tenant Sales History(1)
Tenant	Net Rentable Area (SF)	2021	2022	2023	2024
Burlington	93,498	$259.05	$227.86	$254.70	$257.25
Marshalls	43,419	NAV	$338.61	$347.00	$346.69
DSW	18,886	$241.75	$260.51	$213.73	$217.86
Rainbow	9,073	$186.57	$161.24	$158.45	$142.95
Playa Bowls	950	NAV	$562.90	$1,419.58	$1,407.04
(1)	Historical sales represent Sales PSF / Year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The following table presents certain information relating to the lease rollover schedule at the Bay Harbour Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	49,859	17.6%	17.6%	$1,429,751	20.8%	$28.68	3
2027	18,886	6.7%	24.3%	$453,750	6.6%	$24.03	1
2028(2)	9,073	3.2%	27.5%	$0	0.0%	$0.00	1
2029	0	0.0%	27.5%	$0	0.0%	$0.00	0
2030	3,920	1.4%	28.8%	$469,700	6.8%	$119.82	1
2031	1,200	0.4%	29.3%	$80,455	1.2%	$67.05	1
2032	950	0.3%	29.6%	$95,746	1.4%	$100.79	1
2033	21,336	7.5%	37.1%	$682,752	9.9%	$32.00	1
2034	38,630	13.6%	50.8%	$1,249,380	18.2%	$32.34	2
2035 & Thereafter	136,472	48.2%	98.9%	$2,416,586	35.1%	$17.71	2
Vacant	2,995	1.1%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	283,321	100.0%	100.0%	$6,878,121	100.0%	$24.54	13
(1)	Based on the underwritten rent roll dated January 23, 2025, inclusive of $746,175 of contractual rent steps through March 1, 2027. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	2028 includes a lease to Rainbow USA, Inc to which $0 of rent is attributable because the tenant pays percentage rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Bay Harbour Property:

Cash Flow Analysis
	2022	2023	2024	UW(1)	UW PSF
Base Rent	$5,674,784	$6,107,270	$6,096,925	$6,131,946	$21.64
Contractual Rent Steps(2)	$0	$0	$0	$746,175	$2.63
Potential Income from Vacant Space	$0	$0	$0	$307,125	$1.08
Reimbursements	$2,332,271	$2,742,024	$3,112,104	$3,045,403	$10.75
Gross Potential Income	$8,007,055	$8,849,294	$9,209,029	$10,230,649	$36.11
Economic Vacancy & Credit Loss	0	0	0	($511,532)	($1.81)
Percentage Rent	$238,338	$286,631	$281,898	$260,012	$0.92
Other Income	$0	$3,512	$500	$0	$0.00
Effective Gross Income	$8,245,393	$9,139,437	$9,491,427	$9,979,129	$35.22

Real Estate Taxes	$1,664,882	$1,571,016	$1,551,809	$1,771,200	$6.25
Management Fee	$247,362	$274,183	$284,743	$299,374	$1.06
Insurance	$489,926	$472,563	$602,292	$614,619	$2.17
Other Expenses(3)	$723,224	$795,465	$891,661	$878,751	$3.10
Total Operating Expenses	$3,125,394	$3,113,227	$3,330,505	$3,563,944	$12.58

Net Operating Income	$5,119,999	$6,026,210	$6,160,922	$6,415,185	$22.64
Replacement Reserves	$0	$0	$0	$97,625	$0.34
TI/LC	$0	$0	$0	$250,981	$0.89
Net Cash Flow	$5,119,999	$6,026,210	$6,160,922	$6,066,579	$21.41

Occupancy (%)	95.5%	99.5%	99.5%	95.0%(4)
NCF DSCR	1.22x	1.44x	1.47x	1.45x
NOI Debt Yield	8.3%	9.7%	9.9%	10.3%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated January 23, 2025.
(2)	Contractual Rent Steps are inclusive of $746,175 of contractual rent steps through March 1, 2027.
(3)	Other Expenses include repairs and maintenance, utilities and general and administrative expenses.
(4)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

Appraisal. According to the appraisal, the Bay Harbour Property had an “as-is” appraised value of $96,900,000 as of January 7, 2025, as shown in the table below.

Bay Harbour Appraised Value(1)
Property	Value	Capitalization Rate
Bay Harbour	$96,900,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated February 11, 2025, there was no evidence of any recognized environmental conditions at the Bay Harbour Property.

The Market. The Bay Harbour Property is located at 345 Rockaway Turnpike in Lawrence, New York, approximately 5.1 miles from John F. Kennedy International Airport. The Bay Harbour Property is located within an area referred to as the “Five Towns”, in the village of Lawrence, which is in the southwestern corner of the Town of Hempstead, immediately east of the Queens borough of New York City. Primary access to the Bay Harbour Property is provided by the Nassau Expressway and the Rockaway Turnpike. The Bay Harbour Property is also accessible by the Long Island Railroad via the Lawrence station and by multiple buses of the Nassau Inter-County Express.

According to a third party market research report, the Bay Harbour Property is located in the Southern Nassau retail submarket of the broader Nassau-Suffolk metropolitan area. As of the March 18, 2025, the Southern Nassau retail submarket had a total inventory of 20,308,171 square feet, an overall vacancy rate of 3.4% and overall rent of $32.71 per square foot. The Southern Nassau retail submarket is the third-largest retail submarket in Long Island and recorded nearly 500,000 square feet of net absorption during 2023 and 2024 and matched all-time high marks in occupancy above 97% early in 2024.

According to the appraisal, the 2023 population within a one-, three- and five-mile radius of the Bay Harbour Property was 20,087, 174,755 and 502,085, respectively. The 2023 average household income within the same radii was $145,879, $120,627 and $118,605, respectively.

The following table presents information relating to comparable retail rentals for the Bay Harbour Property:

Market Analysis – Anchor Retail Rentals(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	Rent (PSF)
Bay Harbour 345 Rockaway Turnpike Lawrence, NY	-	1965 / NAP	Burlington Coat Factory(2)	93,498(2)	Mar-86(2)	56(2)	$20.00 (2)
Floor & Decor 130 Midland Avenue Port Chester, NY	33.1 mi	2023 / NAP	Floor & Décor	80,000	Dec-23	20	$22.50
Former Sears Department Store Willowbrook Mall 1400 Willowbrook Mall Wayne, NJ	43.6 mi	1969 / 2022	BJ's	105,031	Apr-23	18.8	$16.00
603 Burnside Avenue Inwood, NY	0.8 mi	1988 / NAP	Bingo Wholesale Market	61,700	Jul-22	15	$20.00
665 Old Country Road Riverhead, NY	67 mi	1965 / NAP	Restaurant Depot	65,267	Mar-22	15	$14.50
4 Henry Street Commack, NY	37.1 mi	1999 / 2020	Floor & Décor	90,705	Jul-21	15	$12.50
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated January 23, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

The Borrowers and the Borrower Sponsor. The borrowers are Bay Harbour Fee LLC and Ronny's Bay LLC, each a Delaware limited liability company, with one independent director in their organizational structures. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Bay Harbour Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Ben Ashkenazy, Chief Executive Officer and Chairman of Ashkenazy Acquisition Corporation. Founded in 1987, Ashkenazy Acquisition Corporation is a New York City based private real estate investment firm focusing on retail, hotel and office assets. Ashkenazy Acquisition Corporation has acquired over 15 million square feet of real estate, located throughout the United States and Canada.

Property Management. The Bay Harbour Property is managed by AAC Management Corp., a borrower affiliated property management company.

Initial and Ongoing Reserves. At origination of the Bay Harbour Mortgage Loan, the borrowers deposited approximately (i) $155,006 into a real estate tax reserve, (ii) $18,865 into an immediate repair reserve and (iii) $191,667 into an unfunded obligations reserve for tenant improvement costs owed to tenant Bob’s Discount Furniture, which are being applied as an ongoing monthly rent offset.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $155,006).

Insurance Reserve – At the option of the lender, if the liability or casualty insurance policy maintained by the borrowers covering the Bay Harbour Property does not constitute an approved blanket or umbrella policy pursuant to the Bay Harbour Mortgage Loan documents, or if the lender requires the borrowers to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $8,135.

Marshalls Renewal Reserve – Until the Marshalls Renewal Conditions (as defined below) have been satisfied, the borrowers are required to deposit into a reserve account, on a monthly basis, approximately $160,000 (the “Marshalls Monthly Deposit”), to account for the currently unexercised renewal of the Marshalls lease.

“Marshalls Renewal Conditions” means the following have been satisfied: (i) either (A) Marshalls has renewed or extended its lease in accordance with the terms thereof and the Bay Harbour Mortgage Loan documents for a minimum term of five years or (B) clause (iv) of the Specified Tenant Cure Conditions (as defined below) is satisfied, and (ii) the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence includes, without limitation, a duly executed estoppel certificate in form and substance acceptable to the lender or the lease renewal agreement) that Marshalls has renewed or extended its lease.

Leasing Reserve –The borrowers are required to deposit into a leasing reserve, on a monthly basis, approximately $11,805 for future tenant improvements and leasing commissions; provided that the borrowers will not be required to make any such deposit to the extent it would cause the funds in such reserve to exceed 36 months of leasing reserve monthly deposits (approximately $424,981).

Lockbox / Cash Management. The Bay Harbour Mortgage Loan is structured with a hard lockbox and springing cash management. The borrowers were required to establish a lender-controlled lockbox account and are thereafter required to cause all revenue received by the borrowers or the property manager, as applicable, to immediately be deposited into such lender-controlled lockbox account. The borrowers were required to deliver a notice to all tenants at the Bay Harbour Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period (as defined below) exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Bay Harbour Mortgage Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Bay Harbour Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Bay Harbour Mortgage Loan (provided that the borrower may obtain such funds for replacements, certain leasing expenses and operating expense shortfalls). Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Bay Harbour Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

“Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.25x (provided, however, that no Trigger Period will be deemed to exist pursuant to clause (ii) during any period that the Collateral Cure Conditions (as defined below) are satisfied) and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.25x for one calendar quarter and (z) clause (iii) above, a Specified Tenant Trigger Period ceasing to exist, including any period in which the Collateral Cure Conditions (as defined below) are satisfied.

“Collateral Cure Conditions” means (and will only be deemed satisfied for so long as) the borrowers deposit funds into an account with the lender, in the form of cash or a letter of credit, which, in either case, will serve as additional collateral for the Bay Harbour Mortgage Loan, in an amount equal to the Collateral Deposit Amount (as defined below), and, thereafter, for so long as the borrowers elect to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period, on each one-year anniversary of the date that the borrowers made said deposit (or delivered said letter of credit), the borrowers are required to deposit additional cash collateral in an amount equal to the Collateral Deposit Amount or to increase the amount of the letter of credit by an amount equal to the Collateral Deposit Amount, as applicable.

“Collateral Deposit Amount” means an amount, which if such amount were to be applied to the principal amount of the debt, would cause the DSCR to equal 1.25x.

“Specified Tenant” means, as applicable, (i) Marshalls, (ii) Burlington, (iii) any person that, individually or when aggregated with all other leases at the Bay Harbour Property with the same tenant or its affiliate, either (A) accounts for 15% percent or more of the total rental income for the Bay Harbour Property, or (B) demises 15% percent or more of the Bay Harbour Property’s gross leasable area and (iv) any parent company of any Specified Tenant, and any affiliate providing credit support for, or any guarantor(s) of, the applicable related Specified Tenant lease(s).

“Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary default (excluding a monetary default for failure to make a common area maintenance (“CAM”) payment, so long as such CAM payment is under a bona fide dispute or is in the process of reconciliation and provided that such default does not exceed one year) or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) a Specified Tenant or any permitted assignee or subtenant pursuant to the Specified Tenant lease failing to be in actual, physical possession of the Specified Tenant space, or applicable portion thereof, (iii) other than in connection with permitted go dark events pursuant to the terms of the Bay Harbour Mortgage Loan documents, a Specified Tenant failing to be open for business during customary hours and/or “going dark” in 30% or more of the Specified Tenant space, or applicable portion thereof, (iv) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space, or applicable portion thereof, (v) any termination or cancellation of any Specified Tenant lease, including, without limitation, rejection in any bankruptcy or similar insolvency proceeding, and/or any Specified Tenant lease failing to otherwise be in full force and effect, (vi) any bankruptcy or similar insolvency of a Specified Tenant and (vii) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease as required under the terms of the Bay Harbour Mortgage Loan documents (provided, however, no Specified Tenant Trigger Period will be deemed to exist pursuant to this clause (vii) solely due to Marshalls’ failure to initially extend or renew its lease so long as the Marshalls Monthly Deposit is received on each monthly payment date until such time as the Marshalls Renewal Conditions have been fully satisfied) and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions or (2) the borrowers leasing (a) the entire Specified Tenant space, or applicable portion thereof, pursuant to one or more leases for a minimum term of five years in accordance with the applicable terms and conditions of the Bay Harbour Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established and, in the lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition (as defined below) is satisfied in connection therewith.

“Specified Tenant Cure Conditions” means each of the following, as applicable, that the applicable Specified Tenant (i) has cured all monetary defaults or material non-monetary defaults under the applicable Specified Tenant lease and no other defaults occur under such Specified Tenant lease for a period of three consecutive months following such cure, (ii) is in actual, physical possession of at least 80% of the Specified Tenant space and, unless a permitted go dark event pursuant to the terms of the Bay Harbour Mortgage Loan documents is ongoing with respect to the applicable Specified Tenant, is open for business during customary hours and not “dark” in more than 20% of the Specified Tenant space, or applicable portion thereof, (iii) has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with clause (vii) of the definition of Specified Tenant Trigger Period above, has renewed or extended the applicable Specified Tenant lease in accordance with the terms of the Bay Harbour Mortgage Loan documents and, in

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Retail – Anchored 345 Rockaway Turnpike Lawrence, NY 11559	Collateral Asset Summary – Loan No. 2 Bay Harbour	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 64.0% 1.45x 10.3%

the lender’s reasonable judgment, the applicable Specified Tenant Excess Cash Flow Condition is satisfied in connection therewith, (v) is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to a final, non-appealable order of a court of competent jurisdiction, and (vi) is paying full, unabated rent under the applicable Specified Tenant lease.

“Specified Tenant Excess Cash Flow Condition” means, with respect to curing any Specified Tenant Trigger Period by (i) re-tenanting the applicable Specified Tenant space, either (A) sufficient funds have been accumulated in the excess cash flow account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods and/or rent abatement periods to be incurred in connection with any such re-tenanting or (B) the borrowers have deposited cash in the excess cash flow account in an amount equal to all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting, and (ii) renewing or extending any Specified Tenant lease, either (A) sufficient funds have been accumulated in the excess cash flow account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods and/or rent abatement periods to be incurred in connection with any such renewal or extension or (B) the borrowers have deposited cash in the excess cash flow account in an amount equal to all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such renewal or extension.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. The Bay Harbour Property is subject to an affiliate ground lease between the borrowers. Bay Harbour Fee LLC is the ground lessor and Ronny’s Bay LLC is the ground lessee. The ground lease expires on September 30, 2065 with no right or option to renew or extend the term. The current annual rent under the ground lease is $67,953 annually. Because the Bay Harbour Mortgage Loan is secured by overlapping fee and leasehold interests, the Bay Harbour Property is treated as a fee interest for purposes of this term sheet and the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – CBD
Borrower Sponsor(s):	Howard Hughes Holdings Inc.	Collateral:	Fee
Borrower(s):	Summerlin 1700 Pavilion, LLC	Location:	Las Vegas, NV
Original Balance(1):	$55,000,000	Year Built / Renovated:	2022 / NAP
Cut-off Date Balance(1):	$55,000,000	Property Management:	Howard Hughes Management Services Company, LLC
% by Initial UPB:	7.5%	Size:	265,898 SF
Interest Rate:	7.07300%	Appraised Value / Per SF:	$121,900,000 / $458
Note Date:	May 9, 2025	Appraisal Date:	February 21, 2025
Original Term:	60 months	Occupancy:	92.1% (as of April 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	92.9%
Original Amortization:	NAP	Underwritten NOI(5):	$8,563,845
Interest Only Period:	60 months	Underwritten NCF:	$8,111,819
First Payment Date:	July 6, 2025
Maturity Date:	June 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(5):	$7,297,889 (TTM January 31, 2025)
Additional Debt Balance(1):	$20,000,000	2024 NOI:	$6,972,353
Call Protection(2):	L(24),D(31),O(5)	2023 NOI:	$3,085,178
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$282
Taxes:	$333,525	$83,381	NAP	Maturity Date Loan / SF:	$282
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	61.5%
Replacement Reserves:	$0	$4,432	NAP	Maturity Date LTV:	61.5%
TI / LC:	$157,500	$33,237	NAP	UW NOI DY:	11.4%
Other Reserve(4):	$135,750	$0	NAP	UW NCF DSCR:	1.51x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$75,000,000	100.0%	Loan Payoff	$73,400,311	97.9%
			Reserves	626,775	0.8%
			Closing Costs	938,804	1.3%
			Principal Equity Distribution	34,109	0.0%
Total Sources	$75,000,000	100.0%	Total Uses	$75,000,000	100.0%
(1)	The 1700 Pavilion Mortgage Loan (as defined below) is part of the 1700 Pavilion Whole Loan (as defined below), which is comprised of four pari passu promissory notes with an aggregate original principal balance as of the Cut-off Date of $75,000,000. The Financial Information in the chart above is based on the 1700 Pavilion Whole Loan. See “—The Loan” below.
(2)	The lockout period will be 24 payment dates beginning with and including the first payment date on July 6, 2025. Defeasance of the 1700 Pavilion Whole Loan in full but not in part is permitted at any time after the earlier to occur of (i) May 9, 2028 and (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized (the “Defeasance Lockout Period”).The assumed Defeasance Lockout Period of 24 payments is based on the anticipated closing date of the Benchmark 2025-V15 securitization in June 2025. The actual Defeasance Lockout Period may be longer.
(3)	Please see “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	The Other Reserve is comprised of $135,750 in a rent concession reserve.
(5)	The increase in Underwritten NOI from Most Recent NOI is primarily due to (i) recent leasing, (ii) contractual rent steps and (iii) future rent step credit for investment grade tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

The Loan.  The third largest mortgage loan (the “1700 Pavilion Mortgage Loan”) is part of a whole loan (the “1700 Pavilion Whole Loan”) evidenced by four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000. The 1700 Pavilion Whole Loan is secured by the borrower’s fee interests in 1700 Pavilion, a Class A, LEED Silver certified, 10-story, 92.1% leased, 265,898 SF, multi-tenant office property and a 6-story, RFID (radio frequency identification) parking garage situated in downtown Summerlin in Las Vegas, Nevada (the “1700 Pavilion Property”) The 1700 Pavilion Mortgage Loan is evidenced by the controlling Note A-1 and the non-controlling Notes A-3 and A-4 with an aggregate outstanding principal balance as of the Cut-off Date of $55,000,000. The 1700 Pavilion Whole Loan was originated by German American Capital Corporation.

The relationship between the holders of the 1700 Pavilion Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 1700 Pavilion Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V15 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the 1700 Pavilion Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$25,000,000	$25,000,000	Benchmark 2025-V15	Yes
A-2(1)	$20,000,000	$20,000,000	German American Capital Corporation	No
A-3	$20,000,000	$20,000,000	Benchmark 2025-V15	No
A-4	$10,000,000	$10,000,000	Benchmark 2025-V15	No
Total	$75,000,000	$75,000,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. Built in 2022, the 1700 Pavilion Property is a Class A, LEED Silver certified, 10-story, 92.1% leased as of April 1, 2025, 265,898 SF, multi-tenant office property and 6-story parking garage situated in downtown Summerlin in western Las Vegas, Nevada. The borrower sponsor developed the Summerlin master planned community beginning in 1990. The 1700 Pavilion Property was constructed and delivered in September 2022 by the borrower sponsor, the 1700 Pavilion Property is 92.1% leased to 24 tenants and features an 8.2-year weighted average lease term. There is no lease rollover within the first three years of the 1700 Pavilion Whole Loan term, none of the top five tenants roll within the 1700 Pavilion Whole Loan term, and no tenant makes up more than 16.0% of NRA. The borrower sponsor has a total cost basis of approximately $125.0 million and has approximately $50.0 million of cash equity remaining in the 1700 Pavilion Property.

The 1700 Pavilion Property’s granular tenant mix features a variety of tenant industries including financial services, law, real estate development/design, mining/industrials, insurance and medical. Wynn Design & Development, LLC is the largest tenant and occupies the top two floors, totaling approximately 42,000 SF. The 1700 Pavilion Property features a 6-story, RFID (radio frequency identification) parking structure with 906 parking spaces (3.42 spaces per 1,000 SF). The borrower sponsor has informed the lender that it intends to develop an additional 215 spaces in the parking structure in the future, however, such development is not required or reserved for under the 1700 Pavilion Whole Loan documents, and we cannot assure you that additional parking spaces will be developed.

Major Tenants. The three largest tenants by underwritten base rent at the 1700 Pavilion Property are Wynn Design & Development, LLC, Snell & Wilmer and MP Mine Operations LLC.

Wynn Design & Development, LLC (42,439 square feet; 16.0% of NRA; 16.0% of underwritten base rent). Wynn Design & Development, LLC is the design and development subsidiary arm of Wynn Resorts Ltd, responsible for envisioning and executing the company’s future projects. In November 2023, Wynn Design & Development LLC established its new headquarters and innovation studio in Downtown Summerlin at the 1700 Pavilion Property. Wynn Resorts Ltd. is a holding company that engages in the development, ownership, and operation of destination casino resorts. It operates through the following segments: Wynn Macau, Wynn Palace, Las Vegas Operations, and Encore Boston Harbor. Wynn Design & Development LLC occupies the entire 9th and 10th floors. Wynn Design & Development LLC has the option to terminate its lease if it receives an order, directive, or recommendation by or from the Nevada Gaming Commission, the Nevada Gaming Control Board or any other federal, state or local governmental agency with jurisdiction over gaming-related businesses to terminate its lease because of the acts or failures to act of the landlord. The tenant does not have any renewal options in its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

Snell & Wilmer (27,542 square feet; 10.4% of NRA; 12.2% of underwritten base rent). Founded in 1938, Snell & Wilmer is a full-service business law firm with more than 500 lawyers practicing in 17 locations throughout the United States and in Mexico. The law firm represents clients ranging from large, publicly traded corporations to small businesses, individuals, and entrepreneurs. The firm’s range of practices include, among others: bankruptcy, bioscience, business litigation, construction, corporate, employee benefits, energy/environmental, healthcare, intellectual property, international labor/employment, product liability, real estate/zoning, tax, and trusts/estates. Snell & Wilmer occupies the entire 7th floor. Snell & Wilmer has a one-time option to terminate its lease effective after the 84th month (September 2031) with 12 months’ written notice. Snell & Wilmer has two, 5-year options to renew its lease by giving notice to the landlord no earlier than 15 months and no later than 12 months prior to lease expiration. Snell & Wilmer has a parking rent abatement of $2,715 per month until August 2029.

MP Mine Operations LLC (27,531 square feet; 10.4% of NRA; 11.0% of underwritten base rent). MP Mine Operations LLC (NYSE: MP) (“MP Mine”) is an American rare-earth materials company headquartered in Las Vegas, Nevada. MP Mine’s rare earth materials are used to produce the world’s most powerful and efficient magnets, which enable electric motors in electrical vehicles, wind turbines, drones, and more. MP Mine focuses on producing neodymium-prasedeodymium (NdPr), which is a critical component in high-strength permanent magnets used in various technologies in modern day electrical infrastructure. MP Mine owns and operates the Mountain Pass mine, the only operating rare earth mine and processing facility in the United States, which is located in California’s high desert approximately 50 minutes from the Las Vegas strip. MP Mine has a one-time option to terminate its lease as of the last day of the 60th month (March 2028) with 12 months’ written notice. MP Mine has one, 5-year option to renew its lease by giving notice at least 12 months prior to lease expiration.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

The following table presents certain information relating to the top ten tenants based on the underwritten base rent at the 1700 Pavilion Property:

Top Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Top Tenants
Wynn Design & Development, LLC(3)	NR/NR/NR	42,439	16.0%	$1,848,643	$43.56	16.0%	12/31/2032	Y	None
Snell & Wilmer(4)	NR/NR/NR	27,542	10.4%	$1,404,642	$51.00	12.2%	6/30/2035	Y	2 x 5 yr
MP Mine Operations LLC(5)	NR/NR/NR	27,531	10.4%	$1,265,325	$45.96	11.0%	10/31/2030	Y	1 x 5 yr
Howard Hughes Management Co.(6)	NR/NR/NR	23,701	8.9%	$1,097,830	$46.32	9.5%	12/31/2030	Y	1 x 5 yr
Touchstone Living, Inc.(7)	NR/NR/NR	12,634	4.8%	$632,205	$50.04	5.5%	1/31/2035	Y	1 x 5 yr
Clark Hill, PLC(8)	NR/NR/NR	13,166	5.0%	$619,329	$47.04	5.4%	11/30/2033	Y	1 x 5 yr
New York Life Insurance Co(9)	NR/AA+/NR	10,074	3.8%	$479,925	$47.64	4.2%	2/28/2031	Y	1 x 5 yr
Ghost Beverages, LLC	NR/NR/NR	7,842	2.9%	$387,708	$49.44	3.4%	2/28/2029	N	None
PNC Bank(10)	A3/A-/A	8,434	3.2%	$385,602	$45.72	3.3%	1/31/2034	Y	1 x 5 yr
ER Injury Attorneys, LLC	NR/NR/NR	7,319	2.8%	$344,286	$47.04	3.0%	4/30/2028	N	None
Subtotal/Wtd. Average		180,682	68.0%	$8,465,496	$46.85	73.4%
Other Tenants		64,318	24.2%	$3,064,731	$47.65	26.6%
Occupied Collateral Total		245,000	92.1%	$11,530,227	$47.06	100.0%
Vacant Space		20,898	7.9%
Collateral Total		265,898	100.0%

(1)	Based on the underwritten rent roll dated as of April 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Wynn Design & Development may terminate its lease if it receives an order, directive, or recommendation by or from the Nevada Gaming Commission, the Nevada Gaming Control Board or any other federal, state or local governmental agency with jurisdiction over gaming-related businesses to terminate its lease because of the acts or failures to act of the landlord.
(4)	Snell & Wilmer has a one-time option to terminate its lease effective after the 84th month (September 2031) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent. Snell & Wilmer has a parking rent abatement of $2,715 per month until August 2029.
(5)	MP Mine Operations LLC has a one-time option to terminate its lease effective after the 60th month (March 2028) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(6)	Howard Hughes Management Co. has the option to terminate its lease in the event the landlord sells the 1700 Pavilion Property to a third-party that is not an affiliate of the landlord. Howard Hughes Management Co. is an affiliate of the borrower. Howard Hughes Management Co. delivered a subordination agreement at the origination of the 1700 Pavilion Whole Loan in which it grants the lender the ability to fully terminate the lease upon enforcement of the 1700 Pavilion Whole Loan, while also agreeing to attorn to the lender if the lender chooses not to terminate the lease.
(7)	Touchstone Living, Inc. has a one-time option to terminate its lease effective after the 84th month (March 2031) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(8)	Clark Hill, PLC has a one-time option to terminate its lease effective after the 96th month (January 2031) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(9)	New York Life Insurance Co has a one-time option to terminate its lease effective after the 60th month (October 2028) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(10)	PNC Bank has a one-time option to terminate its lease effective after the 84th month (May 2030) with 12 months’ written notice and payment of a termination payment equal to $340,544.42.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

The following table presents certain information relating to the lease rollover schedule at the 1700 Pavilion Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent		U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.00%	$0	0.0%		$0.00	0
2026	0	0.0%	0.0%	$0	0.0%		$0.00	0
2027	0	0.0%	0.0%	$0	0.0%		$0.00	0
2028	28,336	10.7%	10.7%	$1,321,492	11.5%		$46.64	6
2029	21,090	7.9%	18.6%	$1,030,546	8.9%		$48.86	5
2030	65,536	24.6%	43.2%	$3,030,797	26.3%		$46.25	4
2031	13,930	5.2%	48.5%	$680,283	5.9%		$48.84	2
2032	48,243	18.1%	66.6%	$2,142,557	18.6%		$44.41	2
2033	19,255	7.2%	73.9%	$902,102	7.8%		$46.85	2
2034	8,434	3.2%	77.0%	$385,602	3.3%		$45.72	1
2035	40,176	15.1%	92.1%	$2,036,847	17.7%		$50.70	2
2036 & Thereafter	0	0.0%	92.1%	$0	0.0%		$0.00	0
Vacant	20,898	7.9%	100.0%	NAP	NA	P	NAP	NAP
Total / Wtd. Avg.	265,898	100.0%		$11,530,227	100.0%		$47.06	24
(1)	Based on the underwritten rent roll dated as of April 1, 2025.
(2)	Certain tenants may have lease termination options that were not taken into account in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1700 Pavilion Property:

Cash Flow Analysis
	2023	2024	TTM 1/31/2025	U/W(1)	U/W Per SF
Base Rent	$5,688,870	$9,975,348	$10,216,056	$11,530,227	$43.36
IG Rent Step Credit	$0	$0	$0	85,083	$0.32
Rent Step	$0	$0	$0	293,960	$1.11
Value of Vacant Space	$0	$0	$0	983,505	$3.70
Gross Potential Income	$5,688,870	$9,975,348	$10,216,056	$12,892,774	$48.49
Reimbursements	$6,326	$133,209	$160,889	$482,463	$1.81
Other Income(2)	246,610	$479,410	$494,472	494,472	$1.86
Net Rental Income	$5,941,806	$10,587,967	$10,871,417	$13,869,709	$52.16
(Vacancy/Abatements/Bad Debt)	$0	$0	$0	(983,505)	($3.70)
Effective Gross Income	$5,941,806	$10,587,967	$10,871,417	$12,886,205	$48.46
Real Estate Taxes(3)	$544,138	$727,272	$729,535	$945,654	$3.56
Insurance	124,515	140,205	138,362	121,038	$0.46
Management Fee	$0	236,811	260,455	386,586	$1.45
Other Operating Expenses	$2,187,975	$2,511,325	$2,445,176	$2,869,081	$10.79
Total Expenses	$2,856,628	$3,615,613	$3,573,529	$4,322,359	$16.26
Net Operating Income(4)	$3,085,178	$6,972,353	$7,297,889	$8,563,845	$32.21
Capital Expenditures	$0	$0	$0	$53,180	$0.20
TI/LC	$0	$0	$0	$398,847	$1.50
Net Cash Flow	$3,085,178	$6,972,353	$7,297,889	$8,111,819	$30.51

Occupancy	48.9%	81.1%	92.1%	92.9%
NCF DSCR(5)	0.57x	1.30x	1.36x	1.51x
NOI Debt Yield(5)	4.1%	9.3%	9.7%	11.4%
(1)	Based on the underwritten rent roll dated April 1, 2025.
(2)	Other Income is based on the borrower sponsor’s budget and includes income from parking and other miscellaneous income.
(3)	The 1700 Pavilion Property was granted a Certificate of Eligibility from the Nevada Governor’s Office of Energy as it has achieved the LEED

Silver level Energy Performance category. Under Nevada’s Green Building Initiative, the 1700 Pavilion Property (not including the garage parcel) has been granted a 25.0% tax abatement on the portion of the taxes imposed pursuant to chapter 361 of the Nevada Revised Statutes, other than any taxes imposed for public education, for six years from July 1, 2024 to July 1, 2030. The current tax bill represents a $60,881 exemption reduction. Real Estate Taxes above were underwritten assuming such reduction. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

(4)	The increase in U/W Net Operating Income from TTM 1/31/2025 Net Operating Income is primarily due to (i) recent leasing, (ii) contractual rent steps and (iii) future rent step credit for investment grade tenants.

(5)	NCF DSCR and NOI Debt Yield are based on the 1700 Pavilion Whole Loan.

Appraisal. According to the appraisal, the 1700 Pavilion Property had an “as-is” appraised value of $121,900,000 as of February 21, 2025. The table below shows the appraisal’s “as-is” conclusions.

	1700 Pavilion Appraised Value
Property	Appraised Value(1)	Capitalization Rate(2)
1700 Pavilion	$121,900,000	7.00%
(1)	Source: Appraisal.
(2)	The appraisal used a discounted cash flow approach to arrive at the appraised value. The capitalization rate shown above represents the going-in capitalization rate.

Environmental Matters. According to the Phase I environmental site assessment dated February 28, 2025, there was no evidence of any recognized environmental conditions at the 1700 Pavilion Property.

The Market. The 1700 Pavilion Property is located in the master-planned community known as Summerlin within the West Las Vegas office submarket. Summerlin covers 22,500 acres and is home to nine golf courses, 22 public and private schools, 150 parks, over 150 miles of walking trails, a business center, shopping centers and medical facilities. Summerlin has received numerous awards throughout its two-decade history. Also situated within Downtown Summerlin is City National Arena, the practice facility for the Las Vegas Golden Knights hockey team, as well as Las Vegas Ballpark, the home field for the Las Vegas Aviators Triple-A baseball team. Red Rock Casino

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

Resort and Spa is located north of the 1700 Pavilion Property and is owned and operated by Station Casinos and includes a 118,309 square foot casino, an 830-room hotel, a 3-acre pool area, a spa, 94,000 square feet of meeting space and a 16-screen movie theater. There are approximately 150 acres remaining within Downtown Summerlin for development.

According to the appraisal, the West Las Vegas office submarket has a vacancy rate of 7.3% as of the first quarter of 2025. Over the past year, the submarket's vacancy rate has changed by 0.5%, a result of no net delivered space and -45,000 SF of net absorption. West Las Vegas's vacancy rate of 7.3% compares to the submarket's five-year average of 8.8% and the 10-year average of 11.6%.

According to a third party market report, the West Las Vegas office submarket has roughly 660,000 SF of space listed as available, for an availability rate of 7.8%. As of the first quarter of 2025, there is no office space under construction in West Las Vegas. No new office product has been delivered to the submarket over the past four quarters. In comparison, the submarket has averaged 230,000 SF of under construction inventory over the past 10 years. West Las Vegas contains 8.4 million SF of inventory, compared to 68.7 million SF of inventory metro wide.

The table below presents certain information relating to office leases comparable to the 1700 Pavilion Property identified by the appraisal:

Comparable Office Leases(1)
Property Name	Year Built/Renovated	Total NRA	Occupancy	Tenant	Rent PSF	Lease Date	Lease Term (Mos.)
1700 Pavilion	2022 / NAP	265,898(2)	92.1%(2)	Wynn Design & Development, LLC	$43.56(2)	Nov-23	110
One Summerlin(3)	2014 / NAP	197,080	86.0%	Full House Resorts, Inc	$50.40	Sep-24	63
Two Summerlin(3)	2018 / NAP	147,139	100.0%	Insperity, Inc.	$46.80	Jul-24	78
UnCommons – Building 3 and 4	2023 / NAP	182,000	82.0%	Deloitte	$50.04	Jan-25	127
Pavilion	2007 / NAP	173,259	100.0%	Maddox	$43.20	Sep-24	60
Weighted Average			91.4%(4)
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of April 1, 2025.
(3)	One Summerlin and Two Summerlin are also owned by the borrower sponsor and compete with the 1700 Pavilion Property.
(4)	Weighted Average excludes the 1700 Pavilion Property.

The Borrower and the Borrower Sponsor. The borrower is Summerlin 1700 Pavilion, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1700 Pavilion Whole Loan.

The non-recourse carveout guarantor is The Howard Hughes Corporation, which is a subsidiary of Howard Hughes Holdings Inc. (“Howard Hughes”), the borrower sponsor. Howard Hughes owns, manages, and develops commercial, residential, and mixed-use real estate throughout the United States. Its award-winning assets include a portfolio of master planned communities, as well as operating properties and development opportunities including: Downtown Columbia in Maryland; The Woodlands, Bridgeland and The Woodlands Hills in the Greater Houston, Texas area; Summerlin in Las Vegas; Ward Village in Honolulu, Hawaii; and Teravalis in the Greater Phoenix, Arizona area.

Property Management. The 1700 Pavilion Property is currently managed by Howard Hughes Management Services Company, LLC, an affiliate of the borrower.

Initial and Ongoing Reserves. On the origination date, the borrower was required to reserve approximately $333,525 for real estate taxes, $157,500 for outstanding tenant improvements and leasing commissions and $135,750 for free rent.

Tax Escrows – On a monthly basis, the borrower is required to deposit into a real estate tax reserve an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next 12 months (initially estimated to be approximately $83,381 monthly).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

Insurance Escrows – On a monthly basis, unless the 1700 Pavilion Property is insured under an acceptable blanket policy, the borrower is required to escrow 1/12th of the annual estimated insurance payments. As of the origination date of the 1700 Pavilion Whole Loan, a blanket insurance policy was in place.

Replacement Reserve – On a monthly basis, the borrower is required to escrow approximately $4,432 for replacement reserves.

TI/LC Reserve – On a monthly basis, the borrower is required to escrow approximately $33,237 for ongoing rollover reserves.

Lockbox / Cash Management. The 1700 Pavilion Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager, as applicable, are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received in such account within one business day. So long as no Trigger Period (as defined below) is continuing, funds deposited into the lockbox account will be swept on a daily basis to the borrower’s operating account. During the continuance of a Trigger Period, transfers to borrower’s operating account will cease and such sums on deposit in the lockbox account will be transferred on a daily basis to a cash management account controlled by the lender, at a financial institution selected by the lender, to be applied in the following order of priority: (i) to make the monthly deposits into the real estate tax reserve and insurance reserve, if any, as described above under “—Initial and Ongoing Reserves”, (ii) to pay debt service on the 1700 Pavilion Whole Loan, (iii) to make the monthly deposits into the replacement reserve and TI/LC reserve, if any, as described above under “—Initial and Ongoing Reserves”, (iv) to pay operating expenses set forth in the annual budget (which are subject to reasonable approval by the lender during a Trigger Period) and extraordinary or additional expenses, if any, reasonably approved by the lender, and (v) to deposit any remainder into a cash collateral account to be held as additional collateral for the 1700 Pavilion Whole Loan during any Trigger Period.

A “Trigger Period” means the period commencing upon (i) the occurrence of an event of default under the 1700 Pavilion Whole Loan documents, (ii) the debt service coverage ratio being less than 1.20x as of any calculation date (a “Low DSCR Period”), (iii) if the property manager is an affiliate of borrower or guarantor and is adjudicated bankrupt or insolvent or (iv) if a receiver, liquidator or trustee is appointed for borrower or guarantor or if borrower or guarantor is adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in by, borrower or guarantor, or if any proceeding for the dissolution or liquidation of borrower or guarantor is instituted, or if borrower is substantively consolidated with any other person, or if borrower or guarantor makes an assignment for the benefit of creditors or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due. A Trigger Period will end with respect to (a) clause (i), if the cure of the event of default has been accepted by the lender, (b) clause (ii), if the debt service coverage ratio is greater than or equal to 1.25x for two consecutive calendar quarters, (c) clause (iii), if the property manager is replaced with a non-affiliated manager approved by the lender, or (d) clause (iv), if such Trigger Period is solely as a result of the filing of an involuntary petition, case or proceeding against borrower with respect to which none of borrower, guarantor or any affiliate of borrower or guarantor solicited or actively facilitated the solicitation of petitioning creditors or consented to or otherwise joined in such involuntary petition, case or proceeding, upon the same being discharged or dismissed within 45 days of such filing.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

Development Declaration. The 1700 Pavilion Property is subject to a “Declaration of Development Covenants and Restrictions” (the “Declaration”) dated as of September 10, 2021, by and between borrower and Howard Hughes Properties, Inc. (“Hughes Properties”), the sole member of the borrower, which was entered into to set forth certain terms and conditions within the master planned community governed by Hughes Properties. In connection with the 1700 Pavilion Whole Loan, Hughes Properties and the borrower entered into a subordination agreement in favor of the lender (the “Subordination Agreement”). Pursuant to the Declaration and the Subordination Agreement, any conveyance of the 1700 Pavilion Property or any interest in the owner of the 1700 Pavilion Property that occurs during the first 15 years of the term of the Declaration (expiring in 2036) is subject to the consent and approval of Hughes Properties except that the lender, any transfer of the 1700 Pavilion Property to the lender or a third party in a foreclosure sale or deed in lieu of foreclosure and the next subsequent purchaser is not subject to consent by Hughes Properties (and if any subsequent transfer is to an Eligible Owner (as defined below) such transfer will not require the consent of Hughes Properties. In addition, the Declaration and Subordination limits who can make a loan to the borrower without the approval of Hughes Properties. Under the Subordination Agreement, the 1700 Pavilion Whole Loan and any transfers of the 1700 Pavilion Whole Loan are approved and any successor loan must be from an Eligible Institution (defined below). The Declaration, among other things, and in addition to the aforementioned consent and approval rights, provides for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 3 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,000,000 61.5% 1.51x 11.4%

certain obligations of, and restrictions on, the owners of the properties subject to the Declaration. The lender is provided with notice and an opportunity to cure defaults under the Subordination Agreement, which cure period includes the time needed to foreclose and cure thereafter (for up to 6 months after foreclosure); provided that a breach of a restricted use (that continues beyond all cure periods) or an impermissible conveyance will allow Hughes Properties to demand from the owner of the 1700 Pavilion Property, an additional “purchase price” for the 1700 Pavilion Property calculated to be (x) the “highest fair market value” of the 1700 Pavilion Property (which is calculated to be the value of the 1700 Pavilion Property, not including the value of the improvements constructed thereon) less (y) the original purchase price paid by the owner of the 1700 Pavilion Property (which, for purposes of a foreclosing lender, is the loan amount on the foreclosure date). The Subordination Agreement further provides that at all times while Hughes Properties and the borrower are affiliates, (i) Hughes Properties will have no right to enforce any rights or remedies against the borrower following a default under the Declaration or to otherwise take any action against the borrower or the 1700 Pavilion Property without the prior written consent of the lender, (ii) any action (or failure to act) by the borrower that constitutes a breach or violation of any of the terms and provisions of the Declaration will be deemed to be expressly waived by Hughes Properties, and (iii) the lender will have no obligation to cure any such default that arises either (x) during the borrower's ownership of the 1700 Pavilion Property or (y) prior to the lender or a transferee from lender following a foreclosure or deed-in-lieu thereof taking title to the 1700 Pavilion Property. The Declaration also provides for the payment of certain homeowner association fees, which are subordinated to the lien of the Mortgage pursuant to the terms of the Subordination Agreement. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Office Properties” in the Preliminary Prospectus.

“Eligible Institution” means a person or entity that is (i) a commercial bank, or mortgage bank organized under the laws of any other country which is a member of the Organisation for Economic Cooperation and Development (“OECD”), or a political subdivision of any such country, and having (x) total assets in excess of $650,000,000 (or the equivalent thereof in another currency) and (y) a combined capital and surplus of at least $250,000,000 (or the equivalent thereof in another currency), provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of OECD; or (ii) a life insurance company organized under the legal requirements of any state of the United States, or organized under the laws of any country and licensed as a life insurer by any state within the United States and having admitted assets of at least $650,000,000 (or the equivalent thereof in another currency).

“Eligible Owner” means a person or entity that (i) is regularly engaged in the operation and management of properties that are substantially similar to the 1700 Pavilion Property as to quality, location and type, and (ii) has (x) total assets in excess of $75,000,000 (or the equivalent thereof in another currency) and (y) a combined capital and surplus of at least $7,500,000 (or the equivalent thereof in another currency), provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of OECD.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Amsdell Group, LLC	Collateral:	Fee
Borrower(s)(1):	Various	Location(3):	Various, Various
Original Balance:	$51,000,000	Year Built / Renovated(3):	Various / NAP
Cut-off Date Balance:	$51,000,000	Property Management:	Compass Self Storage, LLC
% by Initial UPB:	7.0%	Size:	477,801 SF
Interest Rate:	6.18000%	Appraised Value / Per SF:	$95,450,000 / $200
Note Date:	March 20, 2025	Appraisal Date:	Various
Original Term:	60 months	Occupancy(4):	80.0% (as of various dates)
Amortization:	Interest Only	UW Economic Occupancy:	80.7%
Original Amortization:	NAP	Underwritten NOI:	$5,523,569
Interest Only Period:	60 months	Underwritten NCF:	$5,468,947
First Payment Date:	May 6, 2025
Maturity Date:	April 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,385,291 (TTM January 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$5,383,183
Call Protection:	L(26),D(27),O(7)	2023 NOI:	$5,428,997
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$5,528,653

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$107
Taxes:	$104,912	$52,456	NAP	Maturity Date Loan / SF:	$107
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.4%
Replacement Reserves:	$0	$4,552	$163,872	Maturity Date LTV:	53.4%
Deferred Maintenance:	$19,800	$0	NAP	UW NOI DY:	10.8%
				UW NCF DSCR:	1.71x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$51,000,000	100.0%	Loan Payoff	$35,412,408	69.4%
			Borrower Sponsor Equity	14,443,344	28.3
			Closing Costs	1,019,536	2.0
			Upfront Reserves	124,712	0.2
Total Sources	$51,000,000	100.0%	Total Uses	$51,000,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsor” below.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	See “Portfolio Summary” below.
(4)	Occupancy dates are as of the underwritten rent rolls dated February 14, 2025 and February 18, 2025.

The Loan. The fourth largest mortgage loan (the “Compass Self Storage National Portfolio Mortgage Loan”) is secured by the borrowers’ fee interests in seven self-storage properties, totaling 4,102 units and 477,801 square feet, located across Michigan, Florida, Pennsylvania and Ohio (the “Compass Self Storage National Portfolio Properties”). The Compass Self Storage National Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $51,000,000. The Compass Self Storage National Portfolio Mortgage Loan was originated on March 20, 2025 by CREFI and accrues interest at a fixed rate of 6.18000% per annum on an actual/360 basis. The Compass Self Storage National Portfolio Mortgage Loan has a five-year term and is interest-only for the full term. The scheduled maturity date of the Compass Self Storage National Portfolio Mortgage Loan is the payment date that occurs on April 6, 2030.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%

The Properties. The Compass Self Storage National Portfolio Properties consist of seven self-storage properties, totaling 4,102 units and 477,801 square feet, located across Michigan, Florida, Pennsylvania and Ohio. The Compass Self Storage National Portfolio Properties were built between 2001 and 2020 and have an average facility size of approximately 68,257 square feet. As of the rent rolls dated February 14, 2025 and February 18, 2025, the Compass Self Storage National Portfolio Properties were 80.0% occupied with a January 2025 weighted average RevPAF (revenue per available foot) of $16.51. The Compass Self Storage National Portfolio Properties’ unit mix includes 2,765 climate-controlled units, 1,052 drive-up units, 205 inside lower level units, 45 uncovered parking spaces, 34 recreational vehicle parking spaces, and 1 garage unit. The Compass Self Storage National Portfolio Properties feature a property mix with no individual property accounting for over 19.8% of UW NOI or 18.2% of total net rentable area.

The following table presents geographical information relating to the Compass Self Storage National Portfolio Properties:

Portfolio Summary(1)
State	Number of Properties	Square Feet	% of Total Square Feet
Michigan	3	208,681	43.7%
Florida	2	149,480	31.3%
Pennsylvania	1	63,200	13.2%
Ohio	1	56,440	11.8%
Total	7	477,801	100.0%
(1)	Based on the underwritten rent rolls dated February 14, 2025 and February 18, 2025.

The following table presents certain information relating to the Compass Self Storage National Portfolio Properties:

Portfolio Summary
Property Name	City, State	Year Built / Renovated(1)	Allocated Loan Amounts ($)	Total SF(2)	Total Occ. %(2)	As-is Appraised Value(1)	UW NOI(2)
Rochester Hills	Rochester Hills, MI	2005 / NAP	$10,100,000	64,993	85.2%	$18,000,000	$1,093,583
Novi	Novi, MI	2003 / NAP	$9,450,000	68,513	86.1%	$19,050,000	$1,019,285
St. Augustine	St. Augustine, FL	2018 / NAP	$9,100,000	86,930	69.6%	$17,600,000	$985,214
Madison Heights	Madison Heights, MI	2002 / NAP	$7,750,000	75,175	85.3%	$14,250,000	$838,699
Allison Park	Allison Park, PA	2007, 2020 / NAP	$5,500,000	63,200	73.7%	$10,000,000	$594,272
Ocala	Ocala, FL	2005 / NAP	$4,600,000	62,550	74.3%	$8,550,000	$502,361
Cincinnati	Cincinnati, OH	2001 / NAP	$4,500,000	56,440	88.7%	$8,000,000	$490,154
Total / Wtd. Avg.			$51,000,000	477,801	80.0%	$95,450,000	$5,523,569
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated February 14, 2025 and February 18, 2025. Total Occ. % presented above is based on total SF. Occupancy based on self-storage units is 79.7%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%

The following table presents certain information relating to the unit mix at the Compass Self Storage National Portfolio Properties:

Compass Self Storage National Portfolio Properties Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF	% of Available SF	% of Climate Controlled Self-Storage Units	% of Climate Controlled Self-Storage SF	Current Occupancy(2)	January 2025 TTM RevPAF
Rochester Hills	658	16.0%	64,993	13.6%	100.0%	100.0%	85.2%	$22.28
Novi	571	13.9%	68,513	14.3%	76.4%	67.3%	86.1%	$20.30
St. Augustine	752	18.3%	86,930	18.2%	92.4%	97.7%	69.6%	$15.85
Madison Heights	654	15.9%	75,175	15.7%	90.4%	82.0%	85.3%	$16.91
Allison Park	540	13.2%	63,200	13.2%	26.3%	25.2%	73.7%	$12.76
Ocala	472	11.5%	62,550	13.1%	25.6%	24.9%	74.3%	$13.28
Cincinnati	455	11.1%	56,440	11.8%	26.8%	19.2%	88.7%	$13.54
Total / Wtd. Avg.	4,102	100.0%	477,801	100.0%	67.4%	62.8%	80.0%	$16.51
(1)	Based on the underwritten rent rolls dated February 14, 2025 and February 18, 2025.
(2)	Current Occupancy presented above is based on total SF. Current Occupancy based on self-storage units is 79.7%.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Compass Self Storage National Portfolio Properties:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 1/31/2025	UW	UW Per SF
Storage Rental Income	$7,574,216	$7,540,995	$7,484,077	$7,491,996	$7,641,828	$15.99
Potential Income from Vacant Units	0	0	0	0	1,787,299	$3.74
Gross Potential Income	$7,574,216	$7,540,995	$7,484,077	$7,491,996	$9,429,127	$19.73
Economic Vacancy	0	0	0	0	(1,825,859)	($3.82)
Gross Potential Before Other Income	$7,574,216	$7,540,995	$7,484,077	$7,491,996	$7,603,268	$15.91
Other Income(2)	413,206	402,654	396,324	396,800	424,820	$0.89
Effective Gross Income	$7,987,423	$7,943,648	$7,880,401	$7,888,797	$8,028,088	$16.80

Management Fee	319,497	317,746	315,216	315,552	321,124	$0.67
Real Estate Taxes	531,655	571,539	596,272	599,720	591,843	$1.24
Insurance	69,575	73,311	82,667	83,639	86,957	$0.18
Personnel	688,430	644,701	587,265	587,134	587,134	$1.23
Other Expenses(3)	849,612	907,355	915,798	917,461	917,461	$1.92
Total Expenses	$2,458,769	$2,514,651	$2,497,218	$2,503,506	$2,504,519	$5.24

Net Operating Income	$5,528,653	$5,428,997	$5,383,183	$5,385,291	$5,523,569	$11.56
Replacement Reserves	0	0	0	0	54,622	$0.11
Net Cash Flow	$5,528,653	$5,428,997	$5,383,183	$5,385,291	$5,468,947	$11.45

Occupancy(3)	NAV	NAV	NAV	NAV	80.7%(3)
NOI Debt Yield	10.8%	10.6%	10.6%	10.6%	10.8%
NCF DSCR	1.73x	1.70x	1.68x	1.69x	1.71x
(1)	Based on the underwritten rent roll dated February 14, 2025 and February 18, 2025.
(2)	Other Income consists of administrative fees, tenant paid insurance, truck rentals, ancillary sales items and other miscellaneous income.
(3)	Other Expenses includes advertising, general and administrative, utilities and repairs and maintenance expenses.
(4)	Underwritten occupancy is based on the economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%

Appraisal. According to the appraisals as of various dates between February 18, 2025 and February 26, 2025, the Compass Self Storage National Portfolio Properties had an aggregate “as is” appraised value of $95,450,000.

Appraisal Valuation Summary(1)
Property	As Is Value	Capitalization Rate
Novi	$19,050,000	6.25%
Rochester Hills	$18,000,000	6.50%
St. Augustine	$17,600,000	6.00%
Madison Heights	$14,250,000	6.50%
Allison Park	$10,000,000	6.25%
Ocala	$8,550,000	6.25%
Cincinnati	$8,000,000	5.50%
Total / Wtd. Avg.	$95,450,000	6.23%
(1)	Source: Appraisals.

Environmental Matters. The Phase I environmental reports dated between February 14, 2025 and February 19, 2025 identified as a controlled recognized environmental condition (i) for the property located in Novi, Michigan, impacts associated with historical manufacturing activities and (ii) for the property located in Madison Heights, Michigan, impacts associated with historical industrial activities. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Compass Self Storage National Portfolio Properties are located within Michigan, Florida, Pennsylvania, and Ohio. The following table includes information regarding the demographics of each immediate trade area for the individual Compass Self Storage National Portfolio Properties:

Demographic Summary(1)
		Population(2)			Median Household Income(2)
Property Name	Location	1-Mile	3-Mile	5-Mile	1-Mile	3-Mile	5-Mile
Rochester Hills	Rochester Hills, MI	10,291	72,414	172,861	$97,598	$108,272	$109,212
Novi	Novi, MI	7,000	71,133	180,438	$97,305	$110,390	$104,855
St. Augustine	St. Augustine, FL	2,088	31,756	80,597	$131,761	$127,522	$126,775
Madison Heights	Madison Heights, MI	6,549	116,625	307,348	$55,617	$79,134	$84,867
Allison Park	Allison Park, PA	7,122	51,529	140,035	$97,041	$100,510	$89,647
Ocala	Ocala, FL	4,527	25,476	57,004	$46,331	$55,868	$63,280
Cincinnati	Cincinnati, OH	8,338	62,339	177,257	$49,817	$66,829	$67,892
Wtd. Avg. (based on UW NOI)		6,614	64,229	164,544	$88,300	$98,393	$97,895
(1)	Source: Appraisals.
(2)	Population and Median Household Income are 2024 estimates.

The Borrowers and the Borrower Sponsor. The borrowers are Amsdell Storage Ventures 63, LLC, Amsdell Storage Ventures 66, LLC, Amsdell Storage Ventures I, LLC, Amsdell Storage Ventures XIX, LLC and Amsdell Storage Ventures XLIX, LLC, each a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Compass Self Storage National Portfolio Mortgage Loan.

The non-recourse carveout guarantor is Todd C. Amsdell, who is the president and chief executive officer of the borrower sponsor, Amsdell Group, LLC (“Amsdell”). Founded in 1928. Amsdell is a premier full service, privately owned real estate company, specializing in the construction, development and management of self-storage facilities, business parks, and related commercial real estate with a portfolio of 112 self-storage properties located across 15 states.

Property Management. The Compass Self Storage National Portfolio Properties are managed by Compass Self Storage, LLC, a borrower affiliated property management company.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 4 Compass Self Storage National Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 53.4% 1.71x 10.8%

Initial and Ongoing Reserves. At origination of the Compass Self Storage National Portfolio Mortgage Loan, the borrowers deposited approximately (i) $104,912 into a reserve account for real estate taxes and (ii) $19,800 into a reserve account for immediate repairs, including façade repairs.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $52,456 per month).

Insurance Reserve. At the option of the lender, if the insurance policies which cover the Compass Self Storage National Portfolio Properties and any non-collateral properties cease to constitute an approved blanket or umbrella policy pursuant to the Compass Self Storage National Portfolio Mortgage Loan documents, or the lender requires the applicable borrower(s) to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof. At origination of the Compass Self Storage National Portfolio Mortgage Loan, an acceptable blanket policy was in place.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to $4,552; provided, however, the borrowers will have no obligation to make the replacement reserve monthly deposit on any monthly payment date if the balance of the replacement reserve funds equals or exceeds 36 months of replacement reserve monthly deposits.

Lockbox / Cash Management. The Compass Self Storage National Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account for the Compass Self Storage National Portfolio Properties (the “Restricted Account”) and thereafter, the borrowers are required to (i) immediately deposit (or cause the property manager to immediately deposit) all revenue derived from the Compass Self Storage National Portfolio Properties into the Restricted Account and (ii) instruct the property manager to deposit, within three business days, all revenue derived from the Compass Self Storage National Portfolio Properties collected by the property manager and all funds otherwise payable to the borrowers by the property manager into the Restricted Account. All funds deposited into the Restricted Account are required to be transferred on each business day to the borrowers, unless a Trigger Period exists, in which case the funds are required to be transferred to a lender-controlled cash management account to be applied and disbursed in accordance with the Compass Self Storage National Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Compass Self Storage National Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Compass Self Storage National Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Compass Self Storage National Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Compass Self Storage National Portfolio Mortgage Loan documents, or (ii) the date that the debt service coverage ratio falls below 1.20x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters. Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

RADIUS NASHVILLE

Floor	Tenant	SF	Expiration
9	PNC	15,172 SF	4/2034
9	Oracle	16,312 SF	6/2031
8	Oracle	31,578 SF	3/2034
7	CoreTrust	31,586 SF	8/2030
6	Oracle	31,106 SF	6/2029
5	Oracle	31,587 SF	6/2029
4	Oracle	31,163 SF	6/2029
3	Oracle	27,208 SF	6/2029
2	Vacant	21,796 SF	
1	Sweat440	3,343 SF	3/2034
1	Pure Glow	1,466 SF	7/2035
1	Barre3	2,138 SF	3/2034
1	Capitol View Dentist	2,402 SF	8/2035
1	Vacant	5,613 SF	

Vacant | Building | 2029 – 2030 | 2031 – 2032 | 2033 – 2034 | 2035+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – CBD
Borrower Sponsor:	Lifeway - MRE Rubicon LLC	Collateral:	Fee
Borrower(s):	Lifeway Property Owner LLC and Lifeway Property Owner II LLC	Location:	Nashville, TN
Original Balance(1):	$48,000,000	Year Built / Renovated:	2017 / 2023
Cut-off Date Balance(1):	$48,000,000	Property Management:	Stream Realty Partners-Nashville, L.P.
% by Initial UPB:	6.5%	Size:	252,470 SF
Interest Rate:	8.05200%	Appraised Value / Per SF:	$136,000,000 / $539
Note Date:	March 27, 2025	Appraisal Date:	December 30, 2024
Original Term:	60 months	Occupancy:	89.1% (as of March 24, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	90.8%
Original Amortization:	NAP	Underwritten NOI:	$11,065,923
Interest Only Period:	60 months	Underwritten NCF:	$10,641,041
First Payment Date:	May 6, 2025
Maturity Date:	April 6, 2030	Historical NOI(2)
Additional Debt Type(1):	Pari Passu	2024 NOI:	$7,345,332
Additional Debt Balance(1):	$30,000,000	2023 NOI:	$2,864,256
Call Protection:	L(11),YM1(42),O(7)	2022 NOI:	$1,165,776
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$235,904

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$309
Taxes:	$168,621	$56,207	NAP	Maturity Date Loan / SF:	$309
Insurance:	$130,681	$9,334	NAP	Cut-off Date LTV:	57.4%
Replacement Reserves:	$0	$3,156	$113,612	Maturity Date LTV:	57.4%
TI/LC Reserve(4):	$3,000,000	$42,078	NAP	UW NOI DY:	14.2%
Unfunded Obligations Reserve:	$3,598,652	$0	NAP	UW NCF DSCR:	1.67x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$78,000,000	95.7%	Loan Payoff	$73,301,481	89.9%
Borrower Sponsor Equity	3,525,787	4.3	Upfront Reserves(4)	6,897,955	8.5
			Closing Costs	1,326,351	1.6
Total Sources	$81,525,787	100.0%	Total Uses	$81,525,787	100.0%
(1)	The Radius Nashville Mortgage Loan (as defined below) is part of the Radius Nashville Whole Loan (as defined below), which is evidenced by two pari passu promissory notes with an aggregate principal balance of $78,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the Radius Nashville Whole Loan.
(2)	Historical NOIs are materially lower than the Most Recent and UW NOI primarily due to lease-up at the Radius Nashville Property (as defined below) that occurred after the borrower sponsor acquired the Radius Nashville Property in 2021, when the Radius Nashville Property was only 12.3% occupied.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	A TI / LC escrow disbursement was made in the amount of $463,253.07 after the origination date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

The Loan. The fifth largest mortgage loan (the “Radius Nashville Mortgage Loan”) is part of a whole loan (the “Radius Nashville Whole Loan”) evidenced by two pari passu promissory notes that is secured by the borrowers’ fee interest in a 252,470 square foot office property located in Nashville, Tennessee (the “Radius Nashville Property”).

The Radius Nashville Mortgage Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $48,000,000. The Radius Nashville Whole Loan was originated on March 27, 2025 by Goldman Sachs Bank USA (“GSBI”) and has an aggregate outstanding principal balance as of the Cut-off Date of $78,000,000. The Radius Nashville Whole Loan has a 5-year term, is interest only for the entire term and accrues interest on an Actual/360 basis at a rate of 8.05200% per annum.

The Radius Nashville Whole Loan is expected to be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V15 securitization. The relationship between the holders of the Radius Nashville Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Radius Nashville Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$48,000,000	$48,000,000	Benchmark 2025-V15	Yes
A-2	30,000,000	30,000,000	BMO 2025-5C10(1)	No
Whole Loan	$78,000,000	$78,000,000
(1)	The BMO 2025-5C10 transaction is expected to close on or about May 16, 2025.

The Property. The Radius Nashville Property was developed in 2017 as a single-tenant headquarters for Lifeway Christian. The 252,470 SF building is located in The Gulch, a submarket in Nashville, Tennessee. The borrower sponsor purchased the Radius Nashville Property from Lifeway Christian, which had planned to vacate the Radius Nashville Property, for $95.0 million in 2021 following its decision to move primarily to a work from home model and relocate its headquarters to a smaller location south of Nashville in Brentwood, TN. Following the borrower sponsor’s acquisition of the Radius Nashville Property in 2021, Lifeway Christian occupied a portion of the Radius Nashville Property for a short time before fully vacating in February 2023. At that time the Radius Nashville Property was 12.3% occupied, with the only occupied space being Oracle’s Suite 400 (31,163 SF). Since 2023, the borrower sponsor has signed leases representing 76.8% of the total SF. The Radius Nashville Property is now 89.1% leased and features 237,508 SF of office space (90.8% leased) and 14,962 SF of retail space (62.5% leased). The borrower sponsor’s total cost basis is $116.63 million, and the Radius Nashville Whole Loan represents a 66.9% LTC. The anchor tenant at the Radius Nashville Property is Oracle, which accounts for 74.9% of total rent with lease expirations in June 2029, June 2031 and March 2034. The Radius Nashville Property includes 814 parking spaces that generate $1,336,702 of UW income with a parking ratio of 3.2 per 1,000 SF.

The following information presents certain information relating to the parking income of the Radius Nashville Property:

Contractual Parking Agreements(1)
Tenant	Suite	Number of Spaces	Current Parking Rent	Stepped Parking Rent	Annual Increase
Oracle	300	81	$165,191	$170,147	3% on July 1
Oracle	400	83	$186,136	$191,720	3% on March 1
Oracle	500	95	$199,557	$205,544	3% on January 1
Oracle	600	93	$189,664	$195,354	3% of July 1
CoreTrust	700	60	$126,036	$129,817	3% on March 6
Oracle	800	94	$186,120	$191,704	3% on January 1
PNC	900	45	$91,773	$94,526	3% on February 1
Oracle	950	48	$95,040	$97,891	3% on February 1
Total		599	$1,239,517	$1,276,703
(1)	Source: Borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

The following information presents certain information relating to the historical and current occupancy of the Radius Nashville Property:

Historical and Current Occupancy(1)
2021(2)	2022	2023	2024	Current(3)
NAV	34.8%	49.9%	74.1%	89.1%
(1)	Historical occupancies represent estimated weighted averages for each respective year, unless otherwise noted.
(2)	2021 weighted average occupancy is not available due to the fact that the borrower sponsor acquired the Radius Nashville Property in 2021.
(3)	Current occupancy is based on the underwritten rent roll as of March 24, 2025.

Major Tenants. The three largest tenants by underwritten base rent at the Radius Nashville Property are Oracle, CoreTrust and PNC.

Oracle (168,954 square feet; 66.9% of NRA; 74.9% of underwritten base rent): Oracle is a provider of products and services that address enterprise information technology needs that was founded in 1977 and has approximately 160,000 employees and generated approximately $53 billion in revenue in fiscal year 2024. Oracle currently leases spaces on the 3rd, 4th, 5th, 6th, 8th and 9th floors at the Radius Nashville Property, after expanding its lease on the 8th floor in March 2025. Oracle has various extension options across its spaces that span between 3 and 5 years and no termination options.

CoreTrust (31,586 square feet; 12.5% of NRA; 14.1% of underwritten base rent): CoreTrust is a procurement organization for large corporations and private equity firms with multiple-enterprise portfolios. CoreTrust currently leases the full 7th floor at the Radius Nashville Property and has one 5-year extension option and no termination options.

PNC (15,172 square feet; 6.0% of NRA; 7.4% of underwritten base rent): PNC engages in retail banking, including residential mortgage, corporate and institutional banking, and asset management, and its bank subsidiary is PNC Bank, and is based out of Pittsburgh, Pennsylvania. PNC currently leases a portion of the 9th floor at the Radius Nashville Property and has one 5-year extension option and no termination options.

The following table presents certain information relating to the retail tenants at the Radius Nashville Property:

Tenant Summary(1) - Retail
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF) (3)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Oracle	Baa2/BBB/BBB	168,954	66.9%	$8,416,688	$49.82	74.9%	Various(3)	N	Various(3)
CoreTrust	NR/NR/NR	31,586	12.5%	$1,587,684	$50.27	14.1%	8/3/2030	N	1 x 5 yrs
PNC	A3/A-/A	15,172	6.0%	$837,013	$55.17	7.4%	4/30/2034	N	1 x 5 yrs
Sweat440	NR/NR/NR	3,343	1.3%	$141,864	$42.44	1.3%	3/7/2034	N	1 x 5 yrs
Capitol View Dentist(4)	NR/NR/NR	2,402	1.0%	$103,286	$43.00	0.9%	8/31/2035	N	1 x 5 yrs
Barre3	NR/NR/NR	2,138	0.8%	$90,728	$42.44	0.8%	3/30/2034	N	1 x 5 yrs
Pure Glow(4)	NR/NR/NR	1,466	0.6%	$65,970	$45.00	0.6%	7/2/2035	N	1 x 5 yrs
Occupied Total Collateral		225,061	89.1%	$11,243,234	$49.96	100.0%
Vacant Space (Owned)		27,409	10.9%
Totals/ Wtd. Avg. All Owned Tenants		252,470	100.0%
(1)	Based on the underwritten rent roll dated March 24, 2025, inclusive of rent steps through April 30, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	121,064 SF of Oracle’s total Net Rentable Area expires June 30, 2029, 16,312 SF expires June 30, 2031 and 31,578 SF expires March 31, 2034. Additionally, Oracle has renewal options at each of its leased spaces that are either three or five years.
(4)	The Capitol View Dentist and Pure Glow tenants are both in the process of building out their respective spaces. The tenants are estimated to begin paying rent on August 31, 2025 and July 2, 2025, respectively. We cannot assure you that either tenant will begin paying rent as expected or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

The following table presents certain information relating to the lease rollover schedule at the Radius Nashville Property, based on the initial lease expiration dates:

Lease Rollover Schedule - Retail(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	121,064	48.0%	48.0%	$6,049,007	53.8%	$49.97	1
2030	31,586	12.5%	60.5%	$1,587,684	14.1%	$50.27	1
2031	16,312	6.5%	66.9%	$806,465	7.2%	$49.44	1
2032	0	0.0%	66.9%	$0	0.0%	$0.00	0
2033	0	0.0%	66.9%	$0	0.0%	$0.00	0
2034	52,231	20.7%	87.6%	$2,630,821	23.4%	$50.37	4
2035	3,868	1.5%	89.1%	$169,256	1.5%	$43.76	2
2036 & Thereafter	0	0.0%	89.1%	$0	0.0%	$0.00	0
Vacant	27,409	10.9%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	252,470	100.0%		$11,243,234	100.0%	$49.96	9
(1)	Based on the underwritten rent roll dated March 24, 2025, inclusive of rent steps through April 30, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Radius Nashville Property:

Cash Flow Analysis(1)(2)
	2021	2022	2023	2024	Underwritten	U/W Per SF(3)
Base Rental Revenue	$1,594,626	$3,398,227	$4,910,678	$8,820,179	$11,243,234	$44.53
Credit Tenant Rent Steps	$0	$0	$0	$0	$416,809	1.65
Total Commercial Reimbursement Revenue	$0	$0	$16,735	$62,395	$109,622	0.43
Market Revenue from Vacant Units	$0	$0	$0	$0	$1,396,599	5.53
Parking Income	$0	$160,265	$586,735	$1,002,219	$1,336,702	5.29
Other Revenue	$0	$36,901	$309,433	$663,297	$708,000	2.80
Potential Gross Revenue	$1,594,626	$3,595,393	$5,823,581	$10,548,091	$15,210,965	$60.25
Vacancy Loss	$0	$0	$0	$0	($1,396,599)	(5.53)
Concessions	0	0	(345,744)	(525,973)	0	0.00
Effective Gross Revenue	$1,594,626	$3,595,393	$5,477,837	$10,022,118	$13,814,366	$54.72
Real Estate Taxes	535,640	852,759	743,786	654,841	674,486	2.67
Insurance	61,934	98,425	103,872	110,829	112,011	0.44
Utilities	168,681	307,230	302,915	329,977	355,369	1.41
Repairs & Maintenance	275,540	673,709	868,546	910,983	887,999	3.52
Management Fee	30,710	56,453	75,192	136,132	187,165	0.74
Payroll (Office, Security, Maintenance)	176,059	298,958	313,260	358,162	378,939	1.50
General and Administrative - Direct	33,004	41,522	58,724	54,188	43,894	0.17
Other Expenses	77,154	100,561	147,286	121,674	108,580	0.43
Total Expenses	$1,358,722	$2,429,617	$2,613,580	$2,676,786	$2,748,443	$10.89
Net Operating Income	$235,904	$1,165,776	$2,864,256	$7,345,332	$11,065,923	$43.83
Replacement Reserves	0	0	0	0	63,118	0.25
TI/LC	0	0	0	0	361,765	$1.43
Net Cash Flow	$235,904	$1,165,776	$2,864,256	$7,345,332	$10,641,041	$42.15

Occupancy(4)	NAV(5)	34.8%	49.9%	74.1%	90.8%
NCF DSCR(6)	0.04x	0.18x	0.45x	1.15x	1.67x
NOI Debt Yield(6)	0.3%	1.5%	3.7%	9.4%	14.2%

(1)	Based on the underwritten rent roll dated March 24, 2025, inclusive of rent steps through April 30, 2026.
(2)	Historical NOIs are materially lower than Underwritten NOI primarily due to lease-up at the Radius Nashville Property that occurred after the borrower sponsor acquired the Radius Nashville Property in 2021, when the Radius Nashville Property was only 12.3% occupied.
(3)	PSF is based on 252,470 SF.
(4)	Historical occupancies represent estimated weighted averages for each respective year, unless otherwise noted.
(5)	2021 weighted average occupancy is not available due to the fact that the borrower sponsor acquired the Radius Nashville Property in 2021.
(6)	NCF DSCR and NOI Debt Yield are based on the Radius Nashville Whole Loan.

Appraisal. According to the appraisal, the Radius Nashville Property had an “as-is” appraised value of $136,000,000 as of December 30, 2024.

Property	Appraised Value(1)	Capitalization Rate(1)
Radius Nashville	$136,000,000	7.25%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

Environmental Matters. According to the Phase I environmental report dated January 6, 2025, there is a controlled recognized environmental condition at the Radius Nashville Property in connection with residual soil and groundwater impacts resulting from the historic long-term use of coal fired furnaces at the Radius Nashville Property. The Radius Nashville Property was entered into a voluntary cleanup program and, following soil excavation and removal, a no further action letter was issued by the Tennessee Department of Environment and Conservation (the “TDEC”) in July 2019, subject to certain ongoing land use restrictions including, among other things, that (i) the Radius Nashville Property be limited to mixed-use commercial uses, (ii) the TDEC be notified prior to (a) any proposed change to the use of the Radius Nashville Property or (b) any invasive activities at the Radius Nashville Property, such as excavation or soil borings, (iii) groundwater at the Radius Nashville Property may only be used for investigation, monitoring and remediation, and (v) a soil management plan must remain in place at the Radius Nashville Property and be followed. According to the Phase I environmental report, the Radius Nashville Property is further subject to yearly site inspections by the TDEC to ensure compliance. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Radius Nashville Property is located in the Downtown/Metrocenter office submarket, within the Nashville CBD, which encompasses approximately 80 blocks within three square miles. The majority of downtown Nashville sits to the west of the Cumberland River. The Nashville central business district includes the new 1.2 million SF Music City Center, roughly 30 hotels, over 125 restaurants, as many as 40 shopping locations, and over 30 live music venues. Downtown Nashville is the geographic and population center of the region, with a high density employee base of professionals and support staff. It is also the center of Metro, State and Federal government activities, as well as the state capital of Tennessee. Downtown Nashville has access via three major Interstates, and the Nashville International Airport is about 10 minutes away. According to the appraisal, the Downtown/Metrocenter office submarket vacancy rate is 22.0% and the average asking rate PSF was $30.98.

The following table presents certain information regarding competitive sales of the Radius Nashville Property:

Competitive Sales(1)
Property Name	Rentable Area	Year Built	Sale Date	Sale Price	$/SF
222 222 2nd Avenue South Nashville, TN	362,475	2017	2/20	$264,250,000	$729.02
18th & Chet 818 18th Avenue South Nashville, TN	136,004	2019	8/21	$78,500,000	$577.19
One Music Circle South 1 Music Circle South Nashville, TN	107,880	2019	9/22	$55,200,000	$511.68
501 Commerce - Fifth and Broadway 501 Commerce Street Nashville, TN	371,570	2020	11/22	$275,000,000	$740.10
(1)	Source: Appraisal.

The Borrowers and the Borrower Sponsor. The borrowers are Lifeway Property Owner LLC and Lifeway Property Owner II LLC, each a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure that collectively own the Radius Nashville Property as tenants-in-common. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Radius Nashville Whole Loan. The borrower sponsor is Lifeway – MRE Rubicon LLC. The non-recourse carveout guarantor is Gabriel Coltea.

Property Management. The Radius Nashville Property is managed by Stream Realty Partners-Nashville, L.P., an unaffiliated third party.

Initial and Ongoing Reserves. At loan origination, the borrowers deposited (i) approximately $168,621 into a tax reserve, (ii) approximately $130,681 into an insurance reserve, (iii) $3,000,000 into a tenant improvement and leasing commission reserve, and (iv) approximately $3,598,652 into an unfunded obligations reserve in connection with certain tenant improvements and leasing commissions, free rent and gap rent for certain of the tenants at the Radius Nashville Property.

Tax Reserve - On each payment date, the borrowers are required to fund 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $56,207).

Insurance Reserve - On each payment date, the borrowers are required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $9,334); provided, however, such insurance reserve will be conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

of the Radius Nashville Whole Loan documents, there is no continuing event of default under the Radius Nashville Whole Loan documents and the borrowers provide timely evidence of payment of the applicable premiums. At origination, there was no such blanket policy in place.

Capital Expenditure Reserve - On each payment date, if and to the extent the amount contained in the capital expenditure reserve account is less than approximately $113,612, the borrowers are required to fund a capital expenditure reserve in the amount of approximately $3,156.

TI / LC Reserve - On each payment date, the borrowers are required to fund a tenant improvement and leasing commission reserve in the amount of approximately $42,078.

Critical Tenant Reserve – Following the occurrence of a Radius Nashville Critical Tenant Trigger Event (as defined below) and while the related Radius Nashville Trigger Period (as defined below) continues (and provided no other Radius Nashville Trigger Period then exists), all excess cash flow after payment of debt service, required reserves and budgeted operating expenses will be deposited into a critical tenant reserve in accordance with the Radius Nashville Whole Loan documents.

In addition, following the occurrence of a Radius Nashville Critical Tenant Non-Renewal Trigger Event (as defined below), to the extent the date by which a Radius Nashville Critical Tenant (as defined below) is required to give notice of renewal under its Radius Nashville Critical Tenant Lease (as defined below) is 12 months prior to the current expiration date, the borrowers will have the option, but not the obligation, in their sole discretion, to deposit into the critical tenant reserve, as of the date which is 18 months prior to lease expiration, a cash deposit or letter of credit in an amount equal to approximately $2,128,362. To the extent any such cash deposit or letter of credit is timely made, a Radius Nashville Trigger Period will not commence as a result of a Radius Nashville Critical Tenant Non-Renewal Trigger Event, provided a Radius Nashville Trigger Period will be deemed to have occurred as a result of a Radius Nashville Critical Tenant Non-Renewal Trigger Event to the extent any Radius Nashville Critical Tenant has not given notice to renew its Radius Nashville Critical Tenant Lease as of the date required pursuant to its Radius Nashville Critical Tenant Lease.

Excess Cash Flow Reserve – The borrowers will have the option, but not the obligation, in their sole discretion, within 10 business days of receipt of notice from the lender of the occurrence of a Radius Nashville DSCR Trigger Event (as defined below) or any time thereafter during the existence of a Radius Nashville Trigger Period resulting from a Radius Nashville DSCR Trigger Event and provided there is not otherwise a Radius Nashville Trigger Period resulting from a Radius Nashville Financial Reporting Trigger Event (as defined below), to deposit into an excess cash flow reserve a cash deposit or a letter of credit in an aggregate amount, when combined with the cash balance in the excess cash flow account, equal to approximately $2,380,392. To the extent any such cash deposit or letter of credit is timely made, a Radius Nashville Trigger Period will not commence as a result of a Radius Nashville DSCR Trigger Event and, to the extent made following the commencement of and during the existence of a Radius Nashville Trigger Period resulting solely from a Radius Nashville DSCR Trigger Event, such Radius Nashville Trigger Period will end and will no longer be deemed to exist.

Lockbox and Cash Management. The Radius Nashville Whole Loan is structured with a hard lockbox and springing cash management. The borrowers are required to deliver tenant direction letters instructing all tenants of the Radius Nashville Property to directly deposit all rents into a lender-controlled lockbox account. In addition, the borrowers are required to cause all revenues relating to the Radius Nashville Property and all other money received by the borrowers or the property manager with respect to the Radius Nashville Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account (to the extent there is a continuing cash management period) within two business days of receipt thereof. On each business day that no Radius Nashville Trigger Period or event of default under the Radius Nashville Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day that a Radius Nashville Trigger Period or event of default under the Radius Nashville Whole Loan is continuing, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of a Radius Nashville Trigger Period or an event of default under the Radius Nashville Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves (including the critical tenant reserve following the occurrence of a Radius Nashville Critical Tenant Trigger Event as described above under “—Initial and Ongoing Reserves” above) and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Radius Nashville Whole Loan.

A “Radius Nashville Trigger Period” means each period (a) (i) commencing when the debt service coverage ratio (as calculated under the Radius Nashville Whole Loan documents), determined as of the first day of any fiscal quarter, is less than 1.20x (a “Radius Nashville DSCR Trigger Event”) and the borrowers have not timely made the cash deposit into the excess cash flow reserve account or delivered

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

the letter of credit to the lender as set forth in the Radius Nashville Whole Loan documents and as described above under “—Initial and Ongoing Reserves” above, and (ii) ending upon the earlier to occur of (x) when the debt service coverage ratio (as calculated under the Radius Nashville Whole Loan documents), determined as of the first day of any two consecutive fiscal quarters thereafter is equal to or greater than 1.20x or (y) an appropriate deposit of cash is made to the excess cash flow account or letter of credit is deposited with the lender as permitted under the Radius Nashville Whole Loan documents and as described above under “—Initial and Ongoing Reserves” above, (b) (i) commencing if the financial reports required under the Radius Nashville Whole Loan documents are not delivered to the lender as and when required (subject to any applicable notice and cure periods) (each, a “Radius Nashville Financial Reporting Trigger Event”), and (ii) ending when such reports are delivered and they indicate, in fact, that no Radius Nashville Trigger Period is ongoing, and (c) (i) commencing upon the occurrence of a Radius Nashville Critical Tenant Trigger Event and (ii) ending upon the satisfaction of the applicable Radius Nashville Critical Tenant Trigger Event disbursement conditions, provided, solely in the case of a Radius Nashville Critical Tenant Non-Renewal Trigger Event, to the extent the date by which a Radius Nashville Critical Tenant is required to give notice of renewal under its Radius Nashville Critical Tenant Lease is 12 months prior to the current expiration date thereof, the borrowers may avoid the commencement of a Radius Nashville Trigger Period so long as they deposit with the lender, as of the date which is 18 months prior to lease expiration, a cash deposit or a letter of credit in an amount equal to approximately $2,128,362 as described under “—Initial and Ongoing Reserves” above, provided a Radius Nashville Trigger Period will be deemed to have occurred as a result of a Radius Nashville Critical Tenant Non-Renewal Trigger Event to the extent any Radius Nashville Critical Tenant has not given notice to renew its Radius Nashville Critical Tenant Lease as of the date required pursuant to its Radius Nashville Critical Tenant Lease.

A “Radius Nashville Critical Tenant Trigger Event” means each period: (i) (a) commencing on the date of a bankruptcy filing by or against any Radius Nashville Critical Tenant (as defined below) or the guarantor under its Radius Nashville Critical Tenant Lease or any such Radius Nashville Critical Tenant or guarantor is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors, and (b) ending when either (1) any bankruptcy case is dismissed, the Radius Nashville Critical Tenant and its lease guarantor is no longer deemed legally insolvent and any general assignment for the benefit of creditors is legally withdrawn without, in any case, any negative impact on the applicable Radius Nashville Critical Tenant Lease and the Radius Nashville Critical Tenant is in occupancy of and operating in all or substantially all of its Radius Nashville Critical Tenant Space thereunder, paying normal monthly rent and otherwise is in compliance in all material respects with the terms of its Radius Nashville Critical Tenant Lease and has provided an updated estoppel certificate reasonably acceptable to the lender, (2) such Radius Nashville Critical Tenant assumes its Radius Nashville Critical Tenant Lease during the bankruptcy proceeding, is in occupancy of and operating in all or substantially all of its Radius Nashville Critical Tenant Space, is paying normal monthly rent and is otherwise in compliance in all material respects with the terms of its Radius Nashville Critical Tenant Lease and has provided an updated estoppel certificate reasonably acceptable to the lender or (3) the applicable Radius Nashville Critical Tenant Lease is terminated and at least 85% of the applicable Radius Nashville Radius Nashville Critical Tenant Space is leased to one or more approved substitute leases (as defined in the Radius Nashville Whole Loan documents), the replacement tenant(s) have taken occupancy of the applicable leased premises and is operating therein and initiated the payment of full unabated monthly rental and reimbursements and provided an estoppel certificate reasonably satisfactory to the lender (collectively, the conditions set forth in this clause (3) are the "Releasing Conditions"); (ii) (a) commencing when any Radius Nashville Critical Tenant has not given notice to renew its Radius Nashville Critical Tenant Lease as of the earlier of (1) the date required under its Radius Nashville Critical Tenant Lease or (2) 18 months prior to the expiration of its Radius Nashville Critical Tenant Lease (a “Radius Nashville Critical Tenant Non-Renewal Trigger Event”), and (b) ending when either (1) such Radius Nashville Critical Tenant enters a renewal or extension of its Radius Nashville Critical Tenant Lease pursuant to the existing terms, is in occupancy of all or substantially all of its Radius Nashville Critical Tenant Space, is paying full monthly rent and has provided an updated estoppel certificate reasonably satisfactory to the lender or (2) the applicable Radius Nashville Critical Tenant Lease is terminated and the Releasing Conditions are satisfied; (iii) (a) commencing on the date that any Radius Nashville Critical Tenant either (1) gives notice of an intent to terminate its Radius Nashville Critical Tenant Lease or vacates more than 15% of its Radius Nashville Critical Tenant Space or (2) goes dark, discontinues its operations or business or vacates more than 15% of its Radius Nashville Critical Tenant Space excluding any temporary discontinuance of its business (a “Radius Nashville Critical Tenant Vacating Trigger Event”), and (b) ending when either (1) such Radius Nashville Critical Tenant has recommenced its operations in at least 85% of its Radius Nashville Critical Tenant Space, is paying full monthly rent and has provided an updated estoppel certificate reasonably satisfactory to the lender or (2) such Radius Nashville Critical Tenant Lease is terminated and the Releasing Conditions are satisfied; or (iv) (a) commencing on the date of the occurrence of an event of default by a Radius Nashville Critical Tenant under its Radius Nashville Critical Tenant Lease beyond any applicable cure or grace period, and (b) ending when either (1) such event of default has been cured, as determined in the reasonable discretion of the lender or (2) the applicable Radius Nashville Critical Tenant Lease has been terminated and the Releasing Conditions are satisfied.

A “Radius Nashville Critical Tenant” means (i) Oracle and (ii) any successor tenant which takes occupancy of a portion of the approximate 168,954 square feet of leasable space subject to the Oracle lease pursuant to a Radius Nashville Critical Tenant Lease (the “Radius Nashville Critical Tenant Space”).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Office – CBD 601 11th Avenue North Nashville, TN 37203	Collateral Asset Summary – Loan No. 5 Radius Nashville	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,000,000 57.4% 1.67x 14.2%

A “Radius Nashville Critical Tenant Lease” means (i) the Oracle lease and (ii) any future lease for a portion of the Radius Nashville Critical Tenant Space which, when aggregated with all other leases at the Radius Nashville Property with the same tenant (or affiliated tenants), and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, is expected to demise more than 50,000 rentable square feet.

Current Mezzanine and Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not Permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization	Property Type – Subtype:	Retail – Retail / Signage
Borrower Sponsor:	Vornado Realty Trust	Collateral:	Fee
Borrower(s):	1535 Broadway LLC and 1535 Broadway Sign LLC	Location:	New York, NY
Original Balance(1):	$45,000,000	Year Built / Renovated:	1985 / 2014
Cut-off Date Balance(1):	$45,000,000	Property Management:	Vornado Office Management LLC and Silvercast Media, LLC
% by Initial UPB:	6.1%	Size:	106,481 SF
Interest Rate(2):	6.33195%	Appraised Value / Per SF:	$1,040,000,000 / $9,767
Note Date:	April 14, 2025	Appraisal Date:	October 1, 2024
Original Term:	60 months	Occupancy:	99.3% (as of February 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	98.3%
Original Amortization:	NAP	Underwritten NOI:	$59,894,449
Interest Only Period:	60 months	Underwritten NCF:	$59,504,867
First Payment Date:	June 1, 2025
Maturity Date:	May 1, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu / Secured Subordinate	Most Recent NOI:	$69,153,753 (December 31, 2024)
Additional Debt Balance(1):	$232,100,000 / $172,900,000	2023 NOI:	$67,131,866
Call Protection(3):	L(25),D(28),O(7)	2022 NOI:	$63,780,550
Lockbox / Cash Management:	Hard / In Place	2021 NOI:	$61,803,803

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF:	$2,602	$4,226
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF:	$2,602	$4,226
Replacement Reserves:	$0	Springing	$441,551	Cut-off Date LTV:	26.6%	43.3%
TI/LC Reserve:	$100,000	$17,747	$532,405	Maturity Date LTV:	26.6%	43.3%
Free Rent Reserve:	$4,135,136	$0	NAP	UW NOI DY:	21.6%	13.3%
Critical Tenant TI/LC Reserve:	$0	Springing	NAP	UW NCF DSCR:	3.34x	1.89x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan	$277,100,000	61.6%	Principal Equity Distribution	$426,023,114	94.7%
Subordinate Debt	172,900,000	38.4	Closing Costs	19,741,750	4.4
			Upfront Reserves	4,235,136	0.9
Total Sources	$450,000,000	100.0%	Total Uses	$450,000,000	100.0%
(1)	The 1535 Broadway Mortgage Loan (as defined below) is part of the 1535 Broadway Whole Loan (as defined below), which is evidenced by nine pari passu senior promissory notes and three junior promissory notes, with an aggregate original principal balance and Cut-off Date Balance of $450,000,000. The Financial Information presented above is based on the aggregate principal balance of the promissory notes comprising the 1535 Broadway Whole Loan. The Mortgage Loan Financial Information presented above is based on the 1535 Broadway Senior Loan (as defined below).
(2)	The interest rate on the 1535 Broadway Mortgage Loan is 6.33195%. The interest rate on the 1535 Broadway Whole Loan is 6.899016086666670%.
(3)	Defeasance of the 1535 Broadway Whole Loan is permitted in full at any time on or after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last 1535 Broadway Whole Loan note to be securitized and (ii) June 1, 2028. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2025-V15 securitization in June 2025. The actual defeasance lockout period may be longer.
(4)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The Loan. The sixth largest mortgage loan (the “1535 Broadway Mortgage Loan”) is part of a whole loan with an aggregate original principal balance and Cut-off Date Balance of $450,000,000 (the “1535 Broadway Whole Loan”) secured by the Borrowers’ (as defined below) fee interest in a 106,481 square foot retail/signage property located in New York, New York (the “1535 Broadway Property”).

The 1535 Broadway Whole Loan was co-originated on April 14, 2025 by Goldman Sachs Bank USA (“GSBI”), Bank of America, N.A. (“BANA”) and Bank of Montreal (“BMO”) and has an aggregate outstanding principal balance as of the Cut-off Date of $450,000,000. The 1535 Broadway Whole Loan has a five-year term, is interest-only for the full term and accrues interest at a rate of 6.899016086666670% on an Actual/360 basis. The scheduled maturity date of the 1535 Broadway Whole Loan is May 1, 2030.

The 1535 Broadway Whole Loan is comprised of nine pari passu componentized senior promissory notes with an aggregate original principal balance and Cut-off Date Balance of $277,100,000 (collectively, the “1535 Pari Passu Senior Notes”, and the portion of the 1535 Broadway Whole Loan evidenced by such nine pari passu senior notes, the “1535 Broadway Senior Loan”) and three pari passu componentized junior promissory notes with an aggregate original principal balance and Cut-off Date Balance of $172,900,000 (collectively, the “1535 Broadway Junior Notes”, and the portion of the 1535 Broadway Whole Loan evidenced by such three junior promissory notes, the “1535 Broadway Junior Companion Loan”). The 1535 Pari Passu Senior Notes are generally senior in right of payment to the 1535 Broadway Junior Notes. Three 1535 Pari Passu Senior Notes with an aggregate principal balance of $127,100,000 and the 1535 Broadway Junior Notes were contributed to the BWAY 2025-1535 securitization. The 1535 Broadway Mortgage Loan is evidenced by the non-controlling Note A-1-C1 with an original principal balance and Cut-off Date Balance of $45,000,000. The remaining 1535 Pari Passu Senior Notes are anticipated to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The 1535 Broadway Whole Loan is serviced pursuant to the trust and servicing agreement for the BWAY 2025-1535 securitization. The relationship between the holders of the 1535 Broadway Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The 1535 Broadway Whole Loan” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the 1535 Broadway Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S1	$50,840,000	$50,840,000	BWAY 2025-1535	Yes
A-1-C1	45,000,000	45,000,000	Benchmark 2025-V15	No
A-1-C2	15,000,000	15,000,000	BMO 2025-5C10(1)	No
A-2-S1	38,130,000	38,130,000	BWAY 2025-1535	No
A-2-C1(2)	25,000,000	25,000,000	BANA	No
A-2-C2(2)	20,000,000	20,000,000	BANA	No
A-3-S1	38,130,000	38,130,000	BWAY 2025-1535	No
A-3-C1	30,000,000	30,000,000	BMO 2025-5C10(1)	No
A-3-C2(2)	15,000,000	15,000,000	BMO	No
Senior Loan	$277,100,000	$277,100,000
B-1	69,160,000	69,160,000	BWAY 2025-1535	No
B-2	51,870,000	51,870,000	BWAY 2025-1535	No
B-3	51,870,000	51,870,000	BWAY 2025-1535	No
Whole Loan	$450,000,000	$450,000,000
(1)	The BMO 2025-5C10 transaction is expected to close on or about May 16, 2025.
(2)	Expected to be contributed to one or more future securitization trusts.

The Property. The 1535 Broadway Property, located in the New York Times Square Bowtie (the “Bowtie”), is a 106,481 square foot purpose-built retail and theater condominium featuring flagship retail space and one of the world’s largest 4K LED signs. The 1535 Broadway Property benefits from visibility and foot traffic, including approximately 283,000 average daily pedestrian visitors and 229,000 average daily subway passengers, and generates an estimated 1.0 million to 1.9 million daily impressions. Located beneath the 1,971-key Marriott Marquis Hotel (non-collateral), the 1535 Broadway Property encompasses six stories (including two sub-grade levels) that are 99.3% leased to tenants across a variety of merchandise categories. The 1535 Broadway Property features five nationally recognized tenants, including Sephora, T-Mobile, Swatch, Levi’s, and Anita La Mamma Del Gelato. In addition to the retail tenants, the second through fourth floors of the 1535 Broadway Property are home to the 1,611 seat Marquis Theatre (the “Marquis Theatre”), which was completed in 1986, making it one of two Broadway theaters constructed in the last 50 years. The Marquis Theatre is one of the newest

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

and largest official Broadway theaters as the 41 official Broadway theaters have an average age and capacity of 95 years and 1,196 seats, respectively.

The 1535 Broadway Property includes signage that measures six stories high and 330 feet wide, spanning the entire block-front of 7th Avenue between 45th and 46th Streets within the Bowtie. T-Mobile, Sephora, and Swatch have direct, long-term licenses for the signage above their respective stores and Levi’s has signage included in its retail lease. The remaining top portion of the signage is managed and leased to third-party advertisers by Silvercast Media, LLC (“Silvercast”) on varying terms. Silvercast currently sells advertisements in a continuous 90-second loop for four-week cycles. Additionally, third-party advertisers can reserve the entire signage, including signage reserved for retail tenants, in a roadblock. The signage has generated over $31.5 million in annual revenue (net of commission) in each year since 2019 (excluding 2020).

The following information presents certain information relating to the historical and current occupancy of the 1535 Broadway Property:

Historical and Current Occupancy(1)(2)
2019	2021	2022	2023	2024	Current(3)
98.2%	98.2%	100.0%	100.0%	99.3%	99.3%
(1)	Historical occupancies are as of December 31 of each respective year, unless otherwise noted.
(2)	2020 Historical Occupancy is excluded due to volatility during the COVID-19 pandemic at the 1535 Broadway Property.
(3)	Current occupancy is based on the underwritten rent roll as of February 1, 2025.

Major Tenants. The three largest retail tenants by underwritten base rent (excluding signage revenue) at the 1535 Broadway Property are Sephora, T-Mobile and Swatch.

Sephora (16,146 square feet; 15.2% of NRA; 37.5% of underwritten base rent): Established in 1970, Sephora is a French retailer of personal care and beauty products that operates over 2,700 stores in 35 countries worldwide with more than 52,000 employees. The company is owned by LVMH Moët Hennessy Louis Vuitton and features products from nearly 340 brands, along with its own private label, Sephora Collection.

T-Mobile (4,600 square feet; 4.3% of NRA; 23.6% of underwritten base rent): Founded in 1994 as a subsidiary of Deutsche Telekom AG, T-Mobile is an American wireless network operator headquartered in Bellevue, Washington. T-Mobile delivers an advanced 4G LTE and nationwide 5G network that provides coverage worldwide.

Swatch (4,299 square feet; 4.0% of NRA; 19.2% of underwritten base rent): Established in 1983 and owned by the Swatch Group, Swatch is a Swiss watchmaker with more than 32,000 employees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The following table presents certain information relating to the retail tenants at the 1535 Broadway Property:

Tenant Summary(1) - Retail
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF) (3)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Sephora	Aa3/AA-/NR	16,146	15.2%	$12,721,595	$788	37.5%	1/31/2029	N	None
T-Mobile	NR/BBB/BBB+	4,600	4.3%	8,000,000	$1,739	23.6%	6/30/2035	N	None
Swatch	NR/NR/NR	4,299	4.0%	6,518,005	$1,516	19.2%	12/27/2030	N	None
Levi’s	Ba2/BB+/BBB-	17,313	16.3%	5,500,000	$318	16.2%	1/31/2029	Y(4)	1 x 5 yrs
Marquis Theatre Associates LP	NR/NR/NR	61,681	57.9%	811,096	$13	2.4%	7/31/2050	N	None
Anita La Mamma Del Gelato	NR/NR/NR	1,738	1.6%	381,926	$220	1.1%	7/29/2033	N	None
Total Occupied		105,777	99.3%	$33,932,622	$321	100.0%
Vacant		704	0.7%
Total		106,481	100.0%
(1)	Based on the underwritten rent roll dated February 1, 2025, inclusive of rent steps through February 28, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Includes storage SF.
(4)	Levi’s can terminate its lease and license agreement with notice to the Borrowers by November 16, 2027 if its sales at the 1535 Broadway Property are less than $25 million for the period from November 16, 2025 through November 15, 2026, effective as of the first anniversary of such notice. Levi’s will be required to pay a termination fee in connection with its exercise of such termination option. According to tenant-reported sales information, Levi’s annual sales at the 1535 Broadway Property are below $25 million for the trailing 12-month period as of December 31, 2024. We cannot assure you that the termination right will not be triggered and that Levi’s will not exercise its right.

The following table presents certain information relating to the signage tenants at the 1535 Broadway Property:

Tenant Summary(1) - Signage
Tenant	Lease Begin	Lease Expiration	Total UW Signage Revenue(2)	% of Total UW Signage Revenue
Sublease with TRS	Annual Lease	Annual Lease	$10,000,000	31.5%
Swatch	1/2/2016	12/27/2030	$6,865,998	21.7%
T-Mobile	12/17/2015	6/30/2035	$6,338,648	20.0%
Third-Party Sign (Net of Commission)(3)	NAV	NAV	$5,951,111	18.8%
Sephora	6/6/2018	1/31/2029	$2,554,286	8.1%
Total			$31,710,044	100.0%
(1)	Based on the underwritten rent roll dated February 1, 2025, inclusive of rent steps through February 28, 2026.
(2)	Excludes electric reimbursements.
(3)	Based on income from third-party advertising contracts that flow to the Borrowers. Third-Party Sign UW Signage Revenue is based on the 2025 budget.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The following table presents certain information relating to the lease rollover schedule at the 1535 Broadway Property, based on the initial lease expiration dates:

Lease Rollover Schedule - Retail(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(3)	% of Total U/W Base Rent(3)	U/W Base Rent $ per SF(3)	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	33,459	31.4%	31.4%	$18,221,595	53.7%	$544.59	2
2030	4,299	4.0%	35.5%	$6,518,005	19.2%	$1,516.17	1
2031	0	0.0%	35.5%	$0	0.0%	$0.00	0
2032	0	0.0%	35.5%	$0	0.0%	$0.00	0
2033	1,738	1.6%	37.1%	$381,926	1.1%	$219.75	1
2034	0	0.0%	37.1%	$0	0.0%	$0.00	0
2035	4,600	4.3%	41.4%	$8,000,000	23.6%	$1,739.13	1
2036 & Thereafter	61,681	57.9%	99.3%	$811,096	2.4%	$13.15	1
Vacant	704	0.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	106,481	100.0%		$33,932,622	100.0%	$320.79	6
(1)	Based on the underwritten rent roll dated February 1, 2025, inclusive of rent steps through February 28, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.
(3)	Excludes signage revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1535 Broadway Property:

Cash Flow Analysis(1)(2)
	2019	2021	2022	2023	2024	U/W	U/W Per SF
Base Retail Rental Revenue(3)	$35,911,991	$38,042,710	$39,199,009	$40,331,769	$39,823,021	$33,932,622	$318.67
Market Revenue from Vacant Units	0	0	0	0	0	1,310,500	$12.31
Overage Rent	779,312	660,749	814,766	404,802	727,735	1,143,053	$10.73
Other Retail Revenue	7,174	0	0	0	51,439	0	$0.00
Retail Operating Expenses (CAM) Reimbursement	859,512	948,692	1,000,816	1,056,148	1,097,041	1,120,195	$10.52
Real Estate Tax Reimbursement	2,038,915	1,158,699	2,040,954	3,704,761	5,092,809	5,685,455	$53.39
Retail Utility Reimbursement	603,412	746,836	783,355	571,451	691,687	641,580	$6.03
Total Retail Revenue	$40,200,316	$41,557,686	$43,838,901	$46,068,933	$47,483,732	$43,833,406	$411.65
Signage Rental Revenue From Retail Tenants	12,904,527	13,848,531	13,934,370	14,514,330	15,068,332	15,404,330	$144.67
Third-Party Signage Revenue to Borrower (net of commission)(4)	19,429,173	11,866,884	6,127,205	5,313,541	4,791,338	5,951,111	$55.89
Revenue From TRS Sublease	0	1,201,783	7,954,000	11,823,000	12,608,000	10,000,000	$93.91
Signage OpEx Reimbursement	308,403	341,103	370,765	390,246	384,577	354,603	$3.33
Signage Utility Reimbursement	380,440	561,048	547,495	473,684	739,196	597,400	$5.61
Total Signage Revenue	$33,022,542	$27,819,349	$28,933,835	$32,514,801	$33,591,443	$32,307,444	$303.41
Potential Gross Revenue	$73,222,859	$69,377,035	$72,772,735	$78,583,734	$81,075,175	$76,140,850	$715.07
Vacancy Loss	0	0	0	0	0	(1,310,500)	($12.31)
Rent Abatements / Concessions	0	(1,023,284)	(125,993)	(208,065)	0	0	$0.00
Commercial Credit Loss(5)	(8,915)	419,459	(923,584)	(704,116)	1,464,618	0	$0.00
Effective Gross Revenue	$73,213,943	$68,773,210	$71,723,158	$77,671,553	$82,539,792	$74,830,350	$702.76
Real Estate Taxes	3,511,954	2,356,269	3,712,117	6,091,038	8,024,362	9,908,135	$93.05
Insurance	74,425	125,581	152,317	167,961	104,979	100,514	$0.94
Utilities	642,632	663,303	895,079	787,165	839,383	851,398	$8.00
Repairs & Maintenance	1,101,828	544,930	750,045	970,302	1,339,952	1,332,109	$12.51
Management Fee	1,051,506	872,715	853,495	927,342	912,002	1,000,000	$9.39
Payroll (Office, Security, Maintenance)	202,033	98,560	129,170	128,982	151,115	172,060	$1.62
General and Administrative	120,786	29,473	119,318	263,328	144,381	76,777	$0.72
Signage - Utility Expense	1,087,163	1,305,081	882,740	755,828	1,205,688	848,294	$7.97
Signage - R&M Expense	831,381	772,246	500,896	447,709	663,423	646,614	$6.07
Signage - Other Expenses	241726	201,249	(52,568)	34	754	0	$0.00
Total Expenses	$8,865,434	$6,969,408	$7,942,609	$10,539,687	$13,386,040	$14,935,901	$140.27
Net Operating Income	$64,348,509	$61,803,803	$63,780,550	$67,131,866	$69,153,753	$59,894,449	$562.49
Replacement Reserves	0	0	0	0	0	176,620	$1.66
TI/LC	0	0	0	0	0	212,962	$2.00
Net Cash Flow	$64,348,509	$61,803,803	$63,780,550	$67,131,866	$69,153,753	$59,504,867	$558.83

Occupancy	98.2%	98.2%	100.0%	100.0%	99.3%	99.3%
NCF DSCR(6)	3.62x	3.47x	3.59x	3.77x	3.89x	3.34x
NOI Debt Yield(6)	23.2%	22.3%	23.0%	24.2%	25.0%	21.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%
(1)	Based on the underwritten rent roll dated February 1, 2025, inclusive of rent steps through February 28, 2026.
(2)	2020 financials are excluded due to volatility during the COVID-19 pandemic at the 1535 Broadway Property.
(3)	Lender U/W base rent reflects in-place rental revenue, which is below historical levels due to the recent T-Mobile renewal.
(4)	2019 Third-Party Signage Revenue represents all third-party signage revenue including contracts that now flow into the TRS entity, which is not a borrower of the 1535 Broadway Whole Loan.
(5)	Commercial Credit Loss is driven by Invicta, which vacated in January 2024.
(6)	NCF DSCR and NOI Debt Yield are based on the 1535 Broadway Senior Loan.

Appraisal. According to the appraisal, the 1535 Broadway Property had an “as-is” appraised value of $1,040,000,000 as of October 1, 2024.

Property	Appraised Value(1)	Capitalization Rate(1)
1535 Broadway	$1,040,000,000	6.71%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated November 19, 2024, there are no recognized environmental conditions or recommendations for further action at the 1535 Broadway Property.

The Market. The 1535 Broadway Property is located in Times Square, a 24-hour district in New York City offering 14 hours of shopping time per day, with stores such as Sephora, Levi’s and H&M open daily from 9:00 a.m. to 11:00 p.m. The market benefits from established flagship stores of diverse retailers, including American Eagle Outfitters, Gap, Raising Cane’s, Old Navy, and Disney. Alongside flagship retail, the area attracts consumers with experiential retail attractions such as a Uniqlo pop-up previously hosted at the 1535 Broadway Property.

The 1535 Broadway Property benefits from a combination of local and tourist demand. NYC Tourism + Conventions has forecasted 64.5 million visitors to New York City through 2024, just 3.2% shy of the record breaking 66.6 million tourists in 2019, many of whom travel through Times Square. According to the REBNY Manhattan Retail Report for the first half of 2024, lagging international tourism, particularly from China which is the city’s second-largest overseas market, is a key reason tourism has not recovered to 2019 levels.

The Bowtie has the highest pedestrian foot traffic in New York City, positioning the 1535 Broadway Property as a premier signage location. Times Square is also home to 5,800 residents, 172,000 office workers, and the largest hospitality concentration in New York. Notably, an average visitor spends 81 minutes in the area and 8 minutes looking at billboards. Times Square signage generates anywhere from 1.0 million to 1.9 million daily impressions.

The Borrowers and the Borrower Sponsor. The Borrowers under the 1535 Broadway Whole Loan are 1535 Broadway LLC (the “Fee Borrower”) and 1535 Broadway Sign LLC (the “Sign Borrower” and, together with the Fee Borrower, the “Borrowers”), each a Delaware limited liability company. Each of the Borrowers is a recycled special purpose entity whose primary business is the performance of the obligations under the 1535 Broadway Whole Loan documents and the ownership, maintenance, leasing, management and operation of the 1535 Broadway Property. The Borrowers are required to observe certain single purpose entity covenants as described in “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Single-Purpose Entity Covenants” in the Preliminary Prospectus. Each of the Borrowers are indirectly owned and controlled by a joint venture between the Borrower Sponsor (as defined below) and a group of institutional investors advised by Crown Acquisitions. None of the Borrowers are permitted to have any significant assets other than the 1535 Broadway Property owned or leased by such Borrower. All obligations of the Borrowers under the 1535 Broadway Whole Loan are joint and several and secured by the Borrowers’ respective interests in the 1535 Broadway Property.

The Borrowers are indirectly owned and controlled by a joint venture between Vornado Realty Trust, a Maryland real estate investment trust (“Vornado” or the “Borrower Sponsor”), and a group of institutional investors advised by Crown Acquisitions. Vornado is one of the largest owners, managers, and developers of New York City office and high street retail real estate. As one of the largest commercial real estate owners in New York, Vornado’s office holdings are located primarily in Midtown Manhattan. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 1535 Broadway Whole Loan.

Property Management. The 1535 Broadway Property is currently managed by Vornado Office Management LLC, a New York limited liability company (“Vornado Office Management”) and Silvercast Media, LLC pursuant to a separate management agreement (the “Management Agreement”) between the Fee Borrower and the property manager. The property manager is subject to replacement with a qualified manager in accordance with the terms and provisions of the 1535 Broadway Whole Loan documents pursuant to a new management agreement. Vornado Office Management is affiliated with the Borrowers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

Initial and Ongoing Reserves. At origination of the 1535 Broadway Whole Loan, the Borrowers deposited approximately $100,000 into an upfront rollover reserve and approximately $4,135,136 into a free rent reserve.

Tax Escrows – On a monthly basis during a Trigger Period (as defined below), the Borrowers are required to escrow 1/12th of the estimated annual real estate tax payments.

Insurance Escrows – On a monthly basis during a Trigger Period, the Borrowers are required to escrow 1/12th of the annual estimated insurance payments. Such reserve has been conditionally waived so long as the Borrowers maintain a blanket policy meeting the requirements of the 1535 Broadway Whole Loan documents and the Borrowers provide evidence of the renewal of any insurance policy prior to the expiration thereof and receipts for the payment of the applicable premiums.

Replacement Reserve – On a monthly basis during a Trigger Period, the Borrowers are required to escrow approximately $14,718.35 for the payment or reimbursement of approved capital expenses. Such monthly deposits will not be required during such time that the balance of the capital expense reserve exceeds approximately $441,550.63.

Rollover Reserve – On a monthly basis, the Borrowers are required to escrow $17,746.83 for approved leasing expenses. Such monthly deposits will not be required once the amount deposited into the capital expense reserve over the term of the 1535 Broadway Whole Loan, cumulatively (not, for certainty, the amount on deposit at the time of determination), equals or exceeds $532,405.00.

Free Rent Reserve – Provided that no event of default exists, on each monthly payment date, the free rent funds deposited for each applicable lease will be disbursed in the amounts equal to the applicable monthly rent credits or free rent amounts set forth in the 1535 Broadway Whole Loan documents.

Critical Tenant TI / LC Reserve - On each payment date during a Critical Tenant Trigger Event Period (as defined below), all excess cash flow after payment of debt service, required reserves and budget operating expenses will be deposited into a Critical Tenant (as defined below) TI / LC reserve.

Lockbox / Cash Management. The 1535 Broadway Whole Loan is structured with a hard lockbox and in place cash management. The Borrowers were required to deliver tenant direction letters to the existing tenants at the 1535 Broadway Property, directing them to remit their rent directly to the lender-controlled lockbox. The Borrowers are required to cause revenue received by the Borrowers or the property manager, as applicable, from the 1535 Broadway Property to be deposited into such lockbox within 10 business days. All funds in the lockbox account are required to be swept each business day into the lender-controlled cash management account and applied and disbursed in accordance with the 1535 Broadway Whole Loan documents. All excess cash flow after payment of debt service, required reserves (including the Critical Tenant TI / LC reserve during a Critical Tenant Trigger Event Period as described under “Initial and Ongoing Reserves” above) will be deposited, (A) provided no Trigger Period is continuing, into the Borrowers’ account, or (B) during the continuance of a Trigger Period, into the excess cash trap subaccount held by the lender.

A “Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default under the 1535 Broadway Whole Loan, (ii) a Low Debt Yield Trigger Period (as defined below) or (iii) a Critical Tenant Trigger Event Period, and ending if, with respect to a Trigger Period continuing pursuant to (A) clause (i), the event of default commencing the Trigger Period has been cured or waived and such cure has been accepted by the lender or the lender has waived such event of default in writing, and no other event of default is then continuing, (B) clause (ii), the Low Debt Yield Trigger Period has ended and (C) clause (iii), such Critical Tenant Trigger Event Period has ended.

A “Low Debt Yield Trigger Period” means a period commencing if, as of the last day of any calendar quarter, the NOI Debt Yield (as defined below) is less than 8.5%, and ending if the NOI Debt Yield is equal to or in excess of 8.5% on any subsequent calculation date; provided, however, that a Low Debt Yield Trigger Period will be deemed not to exist as of such related calculation date if, not later than 15 business days after the Borrowers’ receipt of notice from the lender that a Low Debt Yield Trigger Period has commenced, the Borrowers (a) prepay a portion of the 1535 Broadway Whole Loan, along with any yield maintenance premium, or (b) deliver to the lender as additional collateral for the 1535 Broadway Whole Loan, either (i) cash, which must be deposited into, or retained in, the cash collateral account, or (ii) a letter of credit in lieu of cash, in each case, in an amount equal to the Low Debt Yield Avoidance Amount (as defined below). If the Borrowers deliver to the lender such Low Debt Yield Avoidance Collateral (as defined below), then for so long as the lender holds such Low Debt Yield Avoidance Collateral, the NOI Debt Yield will be calculated based on the assumption that the outstanding principal balance of the 1535 Broadway Whole Loan has been reduced by the value of the Low Debt Yield Avoidance Collateral, such value being the amount of cash or notional amount of any letter of credit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

The “NOI Debt Yield” means, as of any date of determination, a fraction, expressed as a percentage, of which (a) the numerator is the underwritten net operating income as of such date; and (b) the denominator is the outstanding principal balance, as of such date, of the 1535 Broadway Whole Loan; provided that the outstanding principal balance of any Approved Mezzanine Loan (as defined below) will be added to the outstanding principal balance to the extent any Approved Mezzanine Loan exists as of the date of calculation.

A “Low Debt Yield Avoidance Amount” means, at any point in time, the amount that when applied to the reduction of the then-current outstanding principal balance of the 1535 Broadway Whole Loan would cause the NOI Debt Yield to equal at least 8.5%, taking into account the aggregate amount of Low Debt Yield Avoidance Collateral previously provided by the Borrowers and then held by the lender.

“Low Debt Yield Avoidance Collateral” means (i) cash or (ii) a letter of credit in lieu of cash, in each case, in an amount equal to the Low Debt Yield Avoidance Amount.

A “Critical Tenant Trigger Event Period” means the period commencing upon the occurrence of a Critical Tenant Trigger Event (as defined below) and ending upon the occurrence of a Critical Tenant Trigger Event Cure (as defined below) with respect to each and every continuing Critical Tenant Trigger Event.

“Critical Tenant Trigger Event” means each occurrence of any of the following with respect to any Critical Tenant lease: (i) the related Critical Tenant gives written notice of its intention to not extend or renew its Critical Tenant lease; (ii) the related Critical Tenant has failed to give irrevocable notice of its election to renew its Critical Tenant lease on or prior to the earliest to occur of (x) twelve (12) months prior to the then applicable expiration date under the applicable Critical Tenant lease, (y) the date by which the applicable Critical Tenant is required under its Critical Tenant lease to notify the landlord of its election to renew its Critical Tenant lease, or (z) twelve (12) months prior to the maturity date; (iii) a default occurs under the related Critical Tenant lease and such default continues for more than (I) sixty (60) days beyond any applicable notice and cure period for monetary defaults (provided, that, it will not constitute a default for purposes hereof if the Critical Tenant is disputing in good faith and in accordance with its lease the amount of any reimbursable or recoverable costs and expenses (as opposed to base or fixed rent)), or (II) one hundred and eighty (180) days beyond any applicable notice and cure period for non-monetary defaults; (iv) a bankruptcy action with respect to the related Critical Tenant or any guarantor of such Critical Tenant lease occurs, or (v) the applicable Critical Tenant discontinues its normal business operations at its leased premises (other than because of pandemic or government mandated closure, alterations, casualty restoration or similar reason, provided in such cases the Critical Tenant continues to pay all contractual rent); provided that the foregoing clause (v) will not apply to Critical Tenants that satisfy the investment-grade requirement under the 1535 Broadway Whole Loan documents or Critical Tenant leases guaranteed by guarantors that satisfy the investment-grade requirement under the 1535 Broadway Whole Loan documents.

“Critical Tenant Trigger Event Cure” means the earliest of: (A) the occurrence of a Critical Tenant space re-tenanting event in accordance with the 1535 Broadway Whole Loan documents; or (B) (1) in the event of a Critical Tenant Trigger Event described in clause (i) or (ii) of the definition thereof with respect to a Critical Tenant lease, the date that a Critical Tenant lease extension is duly executed and delivered by the Borrowers and the related Critical Tenant for all of the related Critical Tenant space, and, to the extent applicable, all tenant improvement costs, leasing commissions and other material costs and expenses related thereto have been satisfied or an amount sufficient to cover any such costs and expenses as reasonably determined by the lender will have been deposited into (or be on deposit in) the Critical Tenant tenant improvements and leasing commissions account and allocable to such applicable Critical Tenant space; (2) in the event of a Critical Tenant Trigger Event described in clause (iii) of the definition thereof, a cure of the applicable default under the related Critical Tenant lease; (3) in the event of a Critical Tenant Trigger Event described in clause (iv) of the definition thereof relating to a bankruptcy action of a Critical Tenant, the affirmation of the related Critical Tenant lease in the applicable bankruptcy proceeding, provided that Critical Tenant will be actually paying all rents and other amounts due under its lease, or (4) in the event of a Critical Tenant Trigger Event described in clause (v) of the definition thereof, the related Critical Tenant re-commences its normal business operations at its leased premises; or (C) the date on which Critical Tenant tenant improvements and leasing commissions funds in the Critical Tenant tenant improvements and leasing commissions account (1) collected with respect to the applicable Critical Tenant lease (including any Critical Tenant lease termination payments with respect to such Critical Tenant lease deposited into the Critical Tenant tenant improvements and leasing commissions account) and/or (2) deposited by the Borrowers with the lender equals or exceeds $10,000,000.00 (measured on a cumulative basis for the term of the 1535 Broadway Whole Loan) for each applicable Critical Tenant lease (i.e., if two Critical Tenant leases are subject to a Critical Tenant Trigger Event, such total amount will equal $20,000,000.00, and if only one Critical Tenant lease is subject to a Critical Tenant Trigger Event, such total amount will equal $10,000,000.00); provided that in lieu of a deposit by the Borrowers pursuant to clause (2) above, at the Borrowers’ option, the Borrowers may, subject to the 1535 Broadway Whole Loan documents, provide to the lender a letter of credit for all or a portion of the amount described above; provided, however, that such letter of credit may not be used as a substitute for any cash collected pursuant to clause (1) above.

“Critical Tenant” means each of the T-Mobile tenant and the Sephora tenant at the 1535 Broadway Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Retail – Retail / Signage 1535 Broadway New York, NY 10012	Collateral Asset Summary – Loan No. 6 1535 Broadway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 26.6% 3.34x 21.6%

Current Mezzanine or Secured Subordinate Indebtedness. The 1535 Broadway Property also secures the 1535 Broadway Junior Companion Loan, which has a Cut-off Date principal balance of $172,900,000. The 1535 Broadway Junior Companion Loan is co-terminus with the 1535 Broadway Senior Loan and accrues interest at 7.80783050318103% per annum. The 1535 Pari Passu Senior Notes are senior in right of payment to the 1535 Broadway Junior Notes. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The 1535 Broadway Whole Loan” in the Preliminary Prospectus.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. The 1535 Broadway Whole Loan documents permit future mezzanine debt secured by a pledge of direct or indirect equity interests in the Borrowers subject to the satisfaction of certain conditions (a mezzanine loan that satisfies such conditions, an “Approved Mezzanine Loan”) including, among others, (i) no event of default has occurred and is continuing, (ii) the amount of such Approved Mezzanine Loan does not exceed an amount that, when added to the outstanding principal balance as of the closing of such Approved Mezzanine Loan, will result in (x) a loan to value ratio based on a new appraisal of the 1535 Broadway Property equal to the loan to value ratio that existed as of the origination date, and (y) a debt yield equal to the debt yield that existed as of the origination of the 1535 Broadway Whole Loan, (iii) such Approved Mezzanine Loan will be coterminous with the 1535 Broadway Whole Loan, (iv) execution of an intercreditor agreement reasonably acceptable to the lender and substantially in the form attached to the 1535 Broadway Whole Loan documents, and (v) receipt of a rating agency confirmation from each applicable rating agency.

Release of Collateral. Not permitted.

Ground Lease. None.

Preferred Equity. Vornado Realty L.P., a Delaware limited partnership (“VRLP”), a member of 1535 Broadway Holdings II LLC (“1535 Broadway Holdings”), which is the sole member of one of the Borrowers, made a capital contribution of $800,000,000, referred to as the “Preferred Capital Contributions.” In exchange, 1535 Broadway Holdings issued 800,000,000 preferred units (“Preferred Units”) to VRLP. On the date of the limited liability company agreement of 1535 Broadway Holdings, 11,125,000 Preferred Units were redeemed, resulting in 788,875,000 Preferred Units remaining outstanding. These Preferred Units are to be certificated if VRLP requests a pledge, and in such case, the limited liability company agreement of 1535 Broadway Holdings must be amended accordingly. Distributions of available cash, including from any capital events, will be made in the following order: first, 100% to VRLP in respect of its Preferred Units until it has received cumulative distributions sufficient to provide a return on its Preferred Capital Contributions equal to a preferred return rate of 4.75%; thereafter, 100% of distributions will be made pro rata to the holders of the common units. In connection with the origination of the 1535 Broadway Whole Loan, approximately $431,500,000 of the existing $628,900,000 of preferred equity was paid down, resulting in approximately $197,400,000 of preferred equity remaining.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Nicholas D. Newman	Collateral:	Fee
Borrower(s):	135th Avenue JFK Property III LLC	Location:	Jamaica, NY
Original Balance(1):	$40,000,000	Year Built / Renovated:	2023 / NAP
Cut-off Date Balance(1):	$40,000,000	Property Management:	JFK Hospitality Management, LLC
% by Initial UPB:	5.5%	Size:	360 Rooms
Interest Rate:	7.60000%	Appraised Value / Per Room:	$152,000,000 / $422,222
Note Date:	April 15, 2025	Appraisal Date:	February 11, 2025
Original Term:	60 months	Occupancy:	87.3% (as of February 28, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	87.3%
Original Amortization:	NAP	Underwritten NOI:	$13,045,052
Interest Only Period:	60 months	Underwritten NCF:	$11,748,694
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$13,637,864 (TTM February 28, 2025)
Additional Debt Balance(1):	$60,000,000	2024 NOI:	$13,077,224
Call Protection:	L(25),D(28),O(7)	2023 NOI(3):	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI(3):	NAV

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$277,778
Taxes:	$293,351	$48,892	NAP	Maturity Date Loan / Room:	$277,778
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	65.8%
FF&E Reserves:	$0	$108,030	NAP	Maturity Date LTV:	65.8%
				UW NOI DY:	13.0%
				UW NCF DSCR:	1.52x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$100,000,000	100.0%	Loan Payoff	$63,544,204	63.5%
			Borrower Sponsor Equity	32,823,684	32.8
			Closing Costs(4)	3,338,761	3.3
			Upfront Reserves	293,351	0.3
Total Sources	$100,000,000	100.0%	Total Uses	$100,000,000	100.0%
(1)	The Marriott JFK Mortgage Loan (as defined below) is part of a whole loan evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000 (the “Marriott JFK Whole Loan”). The information under Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the Marriott JFK Whole Loan.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	2022 NOI and 2023 NOI are not available because the Marriott JFK Property (as defined below) was recently built in 2023.
(4)	Closing Costs include a rate buydown fee of $1,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%

The Loan. The seventh largest mortgage loan (the “Marriott JFK Mortgage Loan”) is part of the Marriott JFK Whole Loan secured by the borrower’s fee interest in a 360-room, full service hotel located in the Jamaica neighborhood of Queens, New York (the “Marriott JFK Property”). The Marriott JFK Whole Loan is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $100,000,000. The Marriott JFK Whole Loan was originated on April 15, 2025 by Citi Real Estate Funding Inc. The Marriott JFK Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 7.60000% per annum on an Actual/360 basis. The Marriott JFK Mortgage Loan is evidenced by the non-controlling Note A-2 with an outstanding principal balance as of the Cut-off Date of $40,000,000. The scheduled maturity date of the Marriott JFK Whole Loan is May 6, 2030.

The relationship between the holders of the Marriott JFK Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Marriott JFK Whole Loan will be serviced under the pooling and servicing agreement for the BMO 2025-5C10 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Marriott JFK Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	BMO 2025-5C10	Yes
A-2	$40,000,000	$40,000,000	Benchmark 2025-V15	No
Whole Loan	$100,000,000	$100,000,000

The Property. The Marriott JFK Property is an 11-story, 360-room, full service hotel located in the Jamaica neighborhood of Queens, New York. The Marriott JFK Property was constructed in 2023 and is located in close proximity to John F. Kennedy International Airport (“JFK”). JFK spans 4,930 acres across six terminals and is served by more than 125 aircraft gates. According to a third-party market research report, JFK had 62,440,306 passengers in 2023. According to a third party market research report, the estimated demand segmentation for the Marriott JFK Property consisted of 73.7% transient, 22.3% contract and 4.1% meeting and group.

The Marriott JFK Property contains 189 king guestrooms, 159 double / double guestrooms, and 12 ADA rooms. Amenities at the Marriott JFK Property include three food and beverage outlets, a business center, fitness center, sundry shop, and 4,224 square feet of meeting space. The Marriott JFK Property also features 51 parking spaces. The food and beverage outlets are comprised of the Quimby Restaurant, a 100-seat restaurant serving three meals daily and room service, the Q-Lounge, a 50-seat lounge serving beverages and small bites, and M-Club (concierge lounge), a 50-seat lounge located on the 11th floor that serves Marriott Bonvoy Club members that overlooks JFK.

The following table presents certain information relating to the February 2025 estimated demand analysis with respect to the Marriott JFK Property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Meeting & Group	Contract
Marriott JFK	360	73.7%	4.1%	22.3%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Marriott JFK Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Marriott JFK(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2024	83.3%	$274.46	$228.60	79.6%	$247.72	$197.10	104.7%	110.8%	116.0%
TTM 2/28/2025	87.3%	$272.46	$237.81	78.9%	$248.97	$196.54	110.6%	109.4%	121.0%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Marriott JFK Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Marriott JFK Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes DoubleTree by Hilton New York JFK Airport, Courtyard New York City JFK Airport, Hilton Garden Inn Queens/JFK Airport, TWA Hotel, and Hyatt Regency JFK Airport at Resorts World New York.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%

The following table presents certain information relating to the operating history and underwritten cash flows of the Marriott JFK Property:

Cash Flow Analysis(1)
	2024	TTM 2/28/2025	U/W	U/W Per Room(2)
Occupancy (%)	83.3%	87.3%	87.3%
ADR	$274.46	$272.46	$272.46
RevPar	$228.60	$237.81	$237.81

Rooms Revenue	$30,119,921	$31,248,312	$31,248,312	$86,801
Parking Revenue	553,137	565,015	565,015	1,569
Other Revenue(3)	436,659	595,605	595,605	1,654
Total Revenue	$31,109,717	$32,408,931	$32,408,931	$90,025

Rooms Expense	$8,374,730	$8,816,319	$8,816,319	$24,490
Parking Expense	441,209	413,216	413,216	1,148
Other Departmental Expenses(4)	15,065	16,112	16,112	45
Departmental Expenses	$8,831,004	$9,245,647	$9,245,647	$25,682

Departmental Profit	$22,278,713	$23,163,284	$23,163,284	$64,342

Management Fee	$933,291	$972,268	$972,268	$2,701
Franchise Fee	1,978,111	2,085,544	2,637,608	7,327
Other Undistributed Expenses(5)	5,535,850	5,658,923	5,709,716	15,860
Total Undistributed Expenses	$8,447,252	$8,716,735	$9,319,592	$25,888

Real Estate Taxes(6)	$488,498	$535,456	$558,764	$1,552
Property Insurance	265,739	273,229	239,876	666
Net Operating Income	$13,077,224	$13,637,864	$13,045,052	$36,236

FF&E	$1,244,389	$1,296,357	$1,296,357	$3,601
Net Cash Flow	$11,832,835	$12,341,506	$11,748,694	$32,635
(1)	Information prior to 2024 is not available because the Marriott JFK Property was built in 2023.
(2)	U/W Per Room values are based on 360 rooms.
(3)	Other Revenue includes food & beverage commissions revenue as well as guest laundry-valet services.
(4)	Other Departmental Expenses includes the laundry valet expense.
(5)	Other Undistributed Expenses include administrative and general, sales and marketing, operations and maintenance, heat, power, and light, and information and telecom expenses.
(6)	The Marriott JFK Property benefits from an Industrial and Commercial Property tax exemption that began in the 2022/2023 tax year, pursuant to which the difference in assessed value of the improvements prior to construction and after construction is 100% exempt for a period of 11 years, with the exempt percentage reducing by 20% for each of the 5 years thereafter. The appraisal estimated the present value of the tax savings from such exemption to be $13,241,990. The lender underwrote real estate taxes based on the estimated abated taxes for the 2025/2026 year of $558,764. Estimated unabated taxes for such tax year are $2,340,488. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

Appraisal. According to the appraisal, the Marriott JFK Property had an “as-is” appraised value of $152,000,000 as of February 11, 2025. The Cut-off Date LTV and Maturity Date LTV based on the “as-is” appraised value are each 65.8%. The table below shows the appraisal’s “as-is” conclusions.

Marriott JFK Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Marriott JFK	$152,000,000	7.39%
(1)	Source: Appraisal.

Environmental. According to the Phase I environmental assessment dated March 4, 2025, there was no evidence of any recognized environmental conditions at the Marriott JFK Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%

The Market. The Marriott JFK Property is located at 135-25 142nd Street in the Jamaica neighborhood of Queens, New York and is less than one mile from JFK. The primary demand driver for the Marriott JFK Property is its proximity to JFK, which spans 4,930 acres across six terminals and is served by more than 125 aircraft gates. According to the appraisal, JFK had 62,440,306 passengers in 2023. The Marriott JFK Property also benefits from many broader demand drivers of New York City tourism such as Broadway theaters, museums and art galleries, and landmark attractions such as Times Square, the Empire State Building, and Central Park.

The following table presents certain information relating to the competitive set of the Marriott JFK Property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPAR
Marriott JFK(2)	360	2023	83.3%	$274.46	$228.60
DoubleTree by Hilton New York JFK Airport	385	1970	80% - 85%	$195 - $205	$160 - $170
Courtyard New York City JFK Airport	166	2001	90% - 95%	$240 - $250	$220 - $230
Hilton Garden Inn Queens/JFK Airport	192	2005	80% - 85%	$230 - $240	$190 - $200
TWA Hotel	512	2019	80% - 85%	$305 - $325	$255 - $265
Hyatt Regency JFK Airport at Resorts World New York	400	2021	65% - 70%	$205 - $215	$130 - $140
Total Avg. Competitive Set			80.0%	$252.09	$202.46
(1)	Source: Appraisal. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Marriott JFK Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The Borrower and the Borrower Sponsor. The borrower is 135th Avenue JFK Property III LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott JFK Whole Loan.

The borrower sponsor is Nicholas D. Newman of Soundview Real Estate Partners and the non-recourse carveout guarantors are Nicholas D. Newman of Soundview Real Estate Partners and Robert G. Schaedle, III of Chartwell Hospitality. Founded in 2003, Soundview Real Estate Partners uses a joint venture-driven investment model built on an established network of local and regional real estate operators. Soundview has invested in over 170 separate transactions totaling a combined real estate value in excess of $3 billion. Chartwell Hospitality is a fully integrated real estate firm founded in 2003 and based in Nashville, Tennessee. Chartwell Hospitality specializes in the acquisition, development, and management of high-quality branded limited and full service hotels.

Property Management. The Marriott JFK Property is managed by JFK Hospitality Management, LLC, a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Marriott JFK Whole Loan, the borrower deposited approximately $293,351 into a real estate tax reserve account.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $48,892).

Insurance Reserve – At the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies. At origination of the Marriott JFK Whole Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below), and (ii) the amount of the deposit (if any) on account of FF&E under the Franchise Agreement (as defined below).

The “FF&E Payment” means with respect to each monthly payment date, an amount equal to 1/12th of 4.0% of the greater of (1) the annual gross revenues for the hotel related operations at the Marriott JFK Property for the immediately preceding calendar year and (2) the projected annual gross revenues for the hotel related operations at the Marriott JFK Property for the calendar year in which such monthly payment occurs as set forth in the then-current approved annual budget, or where no approved annual budget exists as of the date of determination, the amount of the FF&E Payment determined by the lender in its reasonable discretion. The initial monthly FF&E Payment was determined to be approximately $108,030.

Lockbox / Cash Management. The Marriott JFK Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to establish a lender-controlled lockbox account into which the borrower is required to deposit, or cause to be

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Hospitality – Full Service 135-25 142nd Street Jamaica, NY 11436	Collateral Asset Summary – Loan No. 7 Marriott JFK	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 65.8% 1.52x 13.0%

deposited, all revenue generated by the Marriott JFK Property. The borrower is required to deliver direction letters to (i) all tenants occupying space in the Marriott JFK Property directing them to pay to the lender-controlled lockbox account all rent and other sums due under the lease to which they are a party and (ii) each of the credit card companies or credit card clearing banks with which the borrower or property manager has entered into a merchant’s or other credit card agreement directing them to pay to the lender-controlled lockbox account all payments which would otherwise be paid to the borrower or property manager under the applicable credit card processing agreement. In addition, the borrower and property manager are required to immediately deposit all revenue from the Marriott JFK Property received by them into the lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Marriott JFK Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Marriott JFK Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Marriott JFK Whole Loan. Upon the cure of the applicable Trigger Period, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Marriott JFK Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.25x, (iii) the occurrence of a Franchise Agreement Trigger Period (as defined below), and (iv) the occurrence of a property manager bankruptcy event; and expiring upon (w) with respect to clause (i) above, the cure of the applicable event of default, (x) with respect to clause (ii) above, the debt service coverage ratio remaining at or above 1.25x for one calendar quarter, (y) with respect to clause (iii) above, the cure of the applicable Franchise Agreement Trigger Period, and (z) with respect to clause (iv) above, the borrower’s replacement of the applicable property manager with a property manager and a management agreement each approved by the lender.

A “Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of any of the following: (i) the borrower being in default under the Franchise Agreement beyond any applicable notice and cure periods, (ii) the borrower or franchisor giving notice that it is terminating the Franchise Agreement, (iii) any termination or cancellation or expiration of the Franchise Agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of the franchisor), (iv) any bankruptcy or insolvency of the franchisor, (v) the Marriott JFK Property failing to be operated, “flagged” and/or branded pursuant to the Franchise Agreement and (vi) any permit applicable to the Franchise Agreement ceasing to be in full force and effect; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to lender of (a) the satisfaction of the Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Marriott JFK Property pursuant to a replacement Franchise Agreement approved by the lender with a reputable and experienced franchisor possessing experience in flagging hotel properties similar in size, scope, use and value as the Marriott JFK Property and approved by the lender, entered into in accordance with the Marriott JFK Whole Loan documents.

“Franchise Agreement Cure Conditions” means each of the following: (i) the borrower has cured all defaults (if any) under the Franchise Agreement to the satisfaction of the applicable franchisor, (ii) the borrower and the applicable franchisor have re-affirmed the Franchise Agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor or Franchise Agreement (if any), such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such Franchise Agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Marriott JFK Property continues to be operated, “flagged” or branded pursuant to the Franchise Agreement, and (v) all permits applicable to the related Franchise Agreement are in full force and effect.

“Franchise Agreement” means the Marriott franchise agreement in effect on the origination date or any replacement franchise agreement approved by the lender in accordance with the terms of the Marriott JFK Whole Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Recapitalization	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Atrium Holding Company	Collateral:	Fee
Borrower(s):	PHF II Southfield LLC	Location:	Southfield, MI
Original Balance:	$37,860,000	Year Built / Renovated:	1987 / 2018
Cut-off Date Balance:	$37,860,000	Property Management:	Atrium Hospitality LP
% by Initial UPB:	5.2%	Size:	388 Rooms
Interest Rate:	7.39500%	Appraised Value / Per Room:	$61,500,000 / $158,505
Note Date:	May 1, 2025	Appraisal Date:	March 11, 2025
Original Term:	60 months	Occupancy:	71.3% (as of May 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	71.3%
Original Amortization:	NAP	Underwritten NOI:	$5,690,715
Interest Only Period:	60 months	Underwritten NCF:	$4,733,180
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,850,135 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$5,843,929
Call Protection:	L(11),YM1(14),DorYM1(28),O(7)	2023 NOI:	$5,811,567
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$3,708,674

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$97,577
Taxes	$0	Springing	NAP	Maturity Date Loan / Room:	$97,577
Insurance	$0	Springing	NAP	Cut-off Date LTV:	61.6%
Replacement Reserves	$0	5% of Gross Income	NAP	Maturity Date LTV:	61.6%
				UW NOI DY:	15.0%
				UW NCF DSCR:	1.67x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$37,860,000	100.0%	Principal Equity Distribution	$37,481,544	99.0%
			Closing Costs	378,456	1.0

Total Sources	$37,860,000	100.0%	Total Uses:	$37,860,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

The Loan. The eighth largest mortgage loan (the “Southfield Westin Mortgage Loan”) is secured by the borrower’s fee simple interest in a 388-key, full service hospitality property located in Southfield, Michigan (the “Southfield Westin Property”). The Southfield Westin Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $37,860,000. The borrower is indirectly owned by Atrium Holding Company (“Atrium”). Proceeds of the Southfield Westin Mortgage Loan were used to recapitalize the Southfield Westin Property. The Southfield Westin Mortgage Loan accrues interest at a fixed rate of 7.39500% per annum. The Southfield Westin Mortgage Loan has an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The scheduled maturity date of the Southfield Westin Mortgage Loan is May 6, 2030.

The Property. The Southfield Westin Property opened in 1987 and was later renovated in 2018. The Southfield Westin Property is a full-service hotel in Southfield, Michigan located in the Southfield Town Center Complex approximately 20 minutes from downtown CBD Detroit. The borrower sponsor originally acquired the Southfield Westin Property through a multi-property portfolio foreclosure in 2014. The borrower sponsor purchased a distressed mezzanine position, foreclosed on the related equity interest in the portfolio, and subsequently invested in the asset for a renovation. The Southfield Westin Property includes a restaurant and lounge, a fitness center, a pool, a concierge service, a guest laundry room, and dry cleaning. Despite disruption from COVID-19, the Southfield Westin Property generated $3.0 million NCF in 2022, $4.9 million NCF in 2023 and $4.9 million NCF in 2024. The Southfield Westin Property has a demand segmentation mix of approximately 72% transient and approximately 28% group bookings. As of March 2025, the borrower sponsor’s cost basis is $53.1 million, including $20.7 million of total PIP and FF&E since the borrower sponsor acquired the Southfield Westin Property.

The Southfield Westin Property is managed by an affiliate of the borrower sponsor and is subject to a franchise agreement with Westin Hotel Management, L.P. through January 31, 2035. The franchise fee consists of a monthly royalty fee equal to 6.0% of gross rooms revenue plus 1% of gross F&B revenue, a monthly marketing fee equal to 1.32% of gross rooms revenue and a sales fee equal to 0.675% of gross rooms revenue.

The following table presents the guestroom mix of the Southfield Westin Property:

Guestroom Mix(1)
Room Type	Room Count
King	262
Two Double Beds	124
Parlor Room	2
Total	388
(1)	Source: Borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at Southfield Westin Property:

Cash Flow Analysis
	2019	2020(1)	2021	2022	2023	2024	TTM 3/31/2025	U/W	U/W Per Room(2)
ADR	$145.86	$129.68	$131.55	$147.13	$160.19	$156.59	$154.68	$154.68
RevPAR	$95.18	$39.39	$58.27	$85.38	$109.45	$111.60	$110.34	$110.34

Rooms Revenue	$13,479,344	$5,593,117	$8,252,249	$12,091,860	$15,500,640	$15,847,396	$15,625,841	$15,625,841	$40,273
Food and Beverage Revenue	$6,419,664	$1,530,835	$2,845,940	$6,232,825	$7,855,010	$7,328,751	$7,459,087	$7,459,087	$19,224
Other Departmental Revenue	136,970	219,740	342,954	324,800	313,145	448,005	477,986	477,986	$1,232
Miscellaneous Income	178,350	163,187	43,700	215,654	121,609	461,777	375,466	375,466	$968
Total Operating Revenue	$20,214,328	$7,506,879	$11,484,843	$18,865,139	$23,790,404	$24,085,929	$23,938,381	$23,938,381	$61,697
Rooms Expense	3,174,317	1,577,194	2,234,375	3,049,725	3,550,529	3,730,739	3,729,896	3,729,896	$9,613
Food and Beverage Expense	5,051,971	1,503,675	2,122,846	4,304,471	5,313,002	5,299,914	5,254,191	5,251,114	$13,534
Other Departmental Expenses	27,211	40,190	62,244	58,530	61,202	88,842	85,816	85,816	$221
Total Departmental Expenses	$8,253,499	$3,121,059	$4,419,465	$7,412,725	$8,924,733	$9,119,495	$9,069,903	$9,066,826	$23,368
Administrative and General	1,463,469	738,505	1,016,445	1,326,369	1,561,667	1,588,739	1,542,942	1,538,131	$3,964
Information and Telecommunications Systems	649,001	411,244	450,099	573,580	654,405	655,738	649,723	649,723	$1,675
Sales and Marketing	1,612,781	549,332	532,804	1,076,359	1,424,366	1,454,033	1,429,786	1,428,240	$3,681
Franchise Fees(3)	999,107	389,785	600,085	893,127	1,117,685	1,156,205	1,150,028	1,296,545	$3,342
Property Operation and Maintenance	792,855	528,468	584,811	713,869	782,151	823,573	790,622	782,942	$2,018
Utilities	680,488	519,457	660,871	744,297	867,177	789,778	805,323	805,323	$2,076
Base Management Fee	606,430	225,206	344,545	565,954	713,712	722,578	718,151	718,151	$1,851
Meeting and Event Space Rent	323,851	489,694	843,544	779,861	830,605	801,845	824,568	824,568	$2,125
Property and Other Taxes	838,879	803,527	800,727	803,986	820,071	947,500	943,978	871,789	$2,247
Insurance	156,085	184,457	196,923	266,337	282,266	182,518	163,221	265,427	$684
Total Expenses	$16,376,445	$7,960,735	$10,450,322	$15,156,465	$17,978,837	$18,242,001	$18,088,246	$18,247,665	$47,030
Net Operating Income	$3,837,883	($453,856)	$1,034,521	$3,708,674	$5,811,567	$5,843,929	$5,850,135	$5,690,715	$14,667
FF&E	808,573	300,275	459,394	754,606	951,616	963,437	957,535	957,535	$2,468
Net Cash Flow	$3,029,310	($754,132)	$575,127	$2,954,068	$4,859,951	$4,880,492	$4,892,599	$4,733,180	$12,199

Occupancy	65.3%	30.4%	44.3%	58.0%	68.3%	71.3%	71.3%	71.3%
NCF DSCR	1.07x	(0.27x)	0.20x	1.04x	1.71x	1.72x	1.72x	1.67x
NOI Debt Yield	10.1%	-1.2%	2.7%	9.8%	15.4%	15.4%	15.5%	15.0%
(1)	2020 historical financials are negative due to the COVID-19 pandemic.
(2)	U/W Per Room is based on 388 rooms.
(3)	Franchise Fees are based on 6.0% of gross rooms revenue plus 1% of gross F&B revenue, a monthly marketing fee equal to 1.32% of gross rooms revenue and a sales fee equal to 0.675% of gross rooms revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

Appraisal. According to the appraisal dated May 6, 2025, the Southfield Westin Property had an “As-Is” appraised value of $61,500,000 as of March 11, 2025.

Southfield Westin Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Southfield Westin	$61,500,000	7.84%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated March 18, 2025, there was no evidence of any recognized environmental conditions at the Southfield Westin Property.

The Market. The Southfield Westin Property is located in the Southfield/Northwest submarket, which contains approximately 6,700 hotel rooms and houses 71 of the Detroit market's 491 hotel properties. The typical hotel in Southfield/Northwest contains 93 rooms, just slightly below the average hotel size in the broader market. As of January 2025, trailing 12-month occupancy is 55.8%, a level slightly below the market average of 58.9% for the same previous Trailing 12-month period.

The following table presents competitive properties of the Southfield Westin Property:

Competitive Properties – Demand Segmentation(1)
			Demand Segmentation
Property Name	Year Built	# of Rooms	Commercial	Meeting & Group	Leisure	Total Meeting Space (SF)
Southfield Westin (Subject)	1987	388	30%	25%	45%	47,718
Radisson Hotel Southfield-Detroit	1966	260	40%	20%	40%	-
DoubleTree by Hilton Detroit Dearborn	1985	346	45%	30%	25%	12,000
Hilton Garden Inn Detroit-Southfield	1988	194	50%	20%	30%	5,209
Delta Hotel Detroit Novi	1987	139	30%	20%	50%	2,142
Courtyard Detroit Southfield	1986	147	50%	20%	30%	1,250
Detroit Marriott Southfield	1989	226	30%	25%	45%	4,283
Holiday Inn & Suites Farmington Hills - Detroit NW	2018	133	30%	20%	50%	4,500
Total / Wtd. Avg.		1,833	38%	24%	38%	77,102
(1)	Source: Appraisal.
Competitive Properties – Penetration Factors(1)
	Estimated 2023		Estimated 2024
Property Name	Occupancy Penetration	Average Rate Penetration	RevPAR Penetration	Occupancy Penetration	Average Rate Penetration	RevPAR Penetration
Southfield Westin (Subject)	124%	122%	152%	133%	118%	157%
Radisson Hotel Southfield-Detroit	91% - 100%	74% - 81%	62% - 76%	84% - 93%	76% - 83%	63% - 78%
DoubleTree by Hilton Detroit Dearborn	91% - 100%	84% - 91%	76% - 90%	84% - 93%	84% - 91%	71% - 85%
Hilton Garden Inn Detroit-Southfield	100% - 109%	103% - 110%	97% - 111%	93% - 103%	103% - 111%	99% - 113%
Delta Hotel Detroit Novi	91% - 100%	84% - 91%	76% - 90%	84% - 93%	83% - 91%	71% - 85%
Courtyard Detroit Southfield	100% - 109%	99% - 106%	97% - 111%	93% - 103%	100% - 107%	99% - 113%
Detroit Marriott Southfield	91% - 100%	95% - 103%	83% - 97%	84% - 93%	95% - 103%	85% - 99%
Holiday Inn & Suites Farmington Hills - Detroit NW	91% - 100%	87% - 95%	76% - 90%	84% - 93%	88% - 96%	78% - 92%
Wtd. Avg.	100%	100%	100%	100%	100%	100%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

The following table presents select hotel sales of competitive properties to the Southfield Westin Property:

Competitive Sales(1)
Sale Date	Property Name	City	State	Rooms	Year Built	Price	Price Per Key ($k)
December 2024	Extended Stay America Suites	Warren	Michigan	59	1997	$3,939,071	$66,764
October 2024	Holiday Inn Express & Suites Southfield Detroit	Southfield	Michigan	91	2002	$10,750,000	$118,132
May 2024	DoubleTree by Hilton Hotel Detroit Novi	Novi	Michigan	148	1988	$9,200,000	$62,162
March 2024	Fairfield Inn & Suites Detroit Livonia	Livonia	Michigan	100	1999	$5,375,000	$53,750
January 2024	Baymont Inn & Suites Madison Heights Detroit Area	Madison Heights	Michigan	120	1988	$6,650,000	$55,417
January 2024	La Quinta Inn & Suites by Wyndham Detroit Utica	Utica	Michigan	103	1997	$7,100,000	$68,932
December 2023	Holiday Inn & Suites Farmington Hills - Detroit NW	Farmington Hills	Michigan	133	2018	$9,000,000	$67,669
December 2023	Holiday Inn Express & Suites Plymouth-Ann Arbor Area	Plymouth	Michigan	107	2016	$10,800,000	$100,935
November 2023	Extended Stay America Detroit - Southfield - I-696	Southfield	Michigan	122	2002	$6,697,375	$54,897
September 2023	Extended Stay America Detroit - Southfield - Northwestern Hwy	Southfield	Michigan	88	1999	$6,882,448	$78,210
May 2023	Hawthorn Suites by Wyndham Dearborn Detroit	Detroit	Michigan	128	1988	$9,600,000	$75,000
March 2023	Courtyard Detroit Southfield	Southfield	Michigan	147	1986	$10,200,000	$69,388
February 2022	WoodSpring Suites Detroit Rochester Hills	Rochester Hills	Michigan	123	2018	$10,495,871	$85,332
December 2021	Westin Book Cadillac Detroit	Detroit	Michigan	453	1924	$77,000,000	$169,978
March 2021	Homewood Suites by Hilton Detroit Troy	Troy	Michigan	150	2002	$14,000,000	$93,333
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsor. The borrower under the Southfield Westin Mortgage Loan is PHF II Southfield LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Southfield Westin Mortgage Loan. The borrower sponsor is Atrium, and the non-recourse carveout guarantor is Atrium Leveraged Loan Fund, LLC.

Property Management. The Southfield Westin Property is managed by Atrium Hospitality LP, an affiliate of the borrower.

Initial and Ongoing Reserves.

Replacement Reserve: On each monthly payment date commencing on June 6, 2025, the borrower is required to deposit into a replacement reserve account an amount equal to 5.0% of gross income from operations from the Southfield Westin Property for the calendar month that is two calendar months prior to the calendar month of the payment date (without taking into account the preceding business day convention) on which such deposit is required. Notwithstanding the foregoing, the borrower may deposit an amount in excess of such monthly deposit in any month (or spend amounts for replacements in accordance with the Southfield Westin Mortgage Loan documents in excess of such monthly deposit), and any such documented excess amount spent or so deposited may, provided no event of default is continuing, be applied by the borrower at any time as a credit against each monthly deposit required thereafter, until fully credited.

Additionally, in connection with any public health or safety emergency (e.g., a pandemic) or industry-wide emergency (which may include, without limitation, any national decline in RevPAR of hotels in the upper upscale category for any trailing 15 day period of not less than 15% from pre-emergency levels), the borrower’s monthly deposits into the Replacement Reserve will be suspended during such emergency, such period not to exceed six months. In addition, during such emergency, the lender will have the right to permit the borrower to use funds on deposit in the Replacement Reserve toward satisfaction of debt service for a period of up to three months, to the extent of insufficient funds to pay operating expenses and debt service.

Tax and Insurance Reserve: On each monthly payment date, the borrower is required to deposit an amount equal to 1/12th of the taxes, insurance premiums and other charges estimated by the lender to be payable during the next ensuing 12 months; provided that, so long

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

as no event of default under the Southfield Westin Mortgage Loan documents or Southfield Westin Cash Sweep Event (as defined below) has occurred and is continuing, (i) if the Southfield Westin Property is covered by a blanket insurance policy reasonably acceptable to the lender insuring all or substantially all of the real property owned directly or indirectly by the guarantor and the borrower, the borrower will not be required to make deposits for insurance premiums, and (ii) to the extent taxes are timely paid by the borrower and the borrower delivers evidence reasonably acceptable to the lender that taxes have been paid as and when due, the borrower will not be required to make deposits for insurance or taxes and other charges, as applicable. At origination, a blanket insurance policy was in place with respect to the Southfield Westin Property.

Lockbox / Cash Management. The Southfield Westin Mortgage Loan is structured with a hard lockbox (the “Lockbox Account”) and springing cash management. At origination, the borrower instructed each applicable credit card company or credit card clearing bank to deliver all receipts payable with respect to the Southfield Westin Property directly to the Lockbox Account. Within 30 days of origination (or an extended time period in accordance with the Southfield Westin Mortgage Loan documents), the borrower is required to enter into a cash management agreement for, upon the occurrence and during the continuance of a Southfield Westin Cash Sweep Period (as defined below), the establishment of a cash management account (the “Cash Management Account”). All amounts in the Lockbox Account are required to be disbursed from the Lockbox Account to the Cash Management Account on each business day during the continuance of a Southfield Westin Cash Sweep Period, and from the Lockbox Account to the borrower’s operating account if no Southfield Westin Cash Sweep Period is continuing. If no Southfield Westin Cash Sweep Period is continuing, on each business day, all funds in the Cash Management Account, less the minimum balance as set forth in the Southfield Westin Mortgage Loan documents, will be remitted to the borrower’s operating account. If a Southfield Westin Cash Sweep Period is continuing, (a) if no event of default under the Southfield Westin Mortgage Loan documents or bankruptcy action of the borrower has occurred and is continuing, all funds after payment of taxes and custodial funds then due and payable, required deposits to the tax and insurance reserve fund and the ground lease reserve, agent fees, monthly operating expenses, monthly debt service on the Southfield Westin Mortgage Loan, approved extraordinary expenses (or extraordinary expenses which do not require the approval of the lender under the Southfield Westin Mortgage Loan documents) and distributions for tax payments, gratuities and similar matters as set forth in the Southfield Westin Mortgage Loan documents are required to be held as additional collateral for the Southfield Westin Mortgage Loan, (b) if an event of default under the Southfield Westin Mortgage Loan documents or bankruptcy action of the borrower has occurred and is continuing, but no Priority Payment Cessation Event (as defined below) has occurred, all funds after payment of taxes, custodial funds, insurance premiums, ground rents and (only if no receiver has been appointed, no bankruptcy action of the borrower or property manager has occurred and no event of default under the Southfield Westin Mortgage Loan documents relating to fraud or negligence of the property manager has occurred) operating expenses are required to be held as additional collateral for the Southfield Westin Mortgage Loan, and (c) if a Priority Payment Cessation Event has occurred, the lender can apply amounts on deposit in the Cash Management Account in such manner or order as the lender determines in its sole discretion.

“Southfield Westin Cash Sweep Event” means the occurrence of: (a) an event of default under the Southfield Westin Mortgage Loan documents; (b) any bankruptcy action of the borrower, any principal of the borrower or property manager; (c) a DSCR Trigger Event (as defined below), (d) any mezzanine loan event of default, or (e) the guarantor failing to comply with certain financial covenants set forth in the related guaranty.

“Southfield Westin Cash Sweep Period” means each period commencing on the occurrence of an Southfield Westin Cash Sweep Event and continuing until the earlier of (a) the date of the cure of the related Southfield Westin Cash Sweep Event, or (b) payment in full of the Southfield Westin Mortgage Loan.

“DSCR Trigger Event” means any time the DSCR for the Southfield Westin Mortgage Loan as of the conclusion of the trailing 12 month period immediately preceding the end of the calendar quarter falls below the DSCR Trigger Level until the DSCR as of the conclusion of a subsequent calendar quarter is equal to or greater than the DSCR Trigger Level; provided, however, that if the amount in the excess cash flow reserve equals or exceeds the amount that, if applied to prepay a portion of the Southfield Westin Mortgage Loan, would result in the DSCR exceeding the DSCR Trigger Level (the “DSCR Trigger Cure Amount”), then no DSCR Trigger Event will be deemed to exist for so long as the amount on deposit in the excess cash flow reserve continues to equal or exceed the DSCR Trigger Cure Amount.

“DSCR Trigger Level” means a DSCR of 1.325x.

“Priority Payment Cessation Event” means (a) the conclusion of judicial or non-judicial foreclosure proceedings relating to all or a material portion of the Southfield Westin Property, so long as no bankruptcy action of the borrower or principal of the borrower has occurred and (b) the satisfaction or other termination of the Southfield Westin Mortgage Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Hospitality – Full Service 1500 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 8 Southfield Westin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,860,000 61.6% 1.67x 15.0%

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. The Southfield Westin Mortgage Loan documents permit future mezzanine debt secured by a pledge of direct or indirect equity interests in the borrower subject to the satisfaction of certain conditions (a mezzanine loan that satisfies such conditions, a “Permitted Mezzanine Loan”) including, among others, (i) at the time of the origination of such Permitted Mezzanine Loan, each mezzanine lender either (A) met certain requirements set forth in the Southfield Westin Mortgage Loan documents or (B) has otherwise been reasonably approved by the lender and has received a rating agency confirmation, (ii) immediately after giving effect to the origination of such Permitted Mezzanine Loan, (A) the loan-to-value ratio of the Southfield Westin Mortgage Loan does not exceed 61.56%, (B) the debt yield of the Southfield Westin Mortgage Loan is at least 12.50%, and (C) the DSCR of the Southfield Westin Mortgage Loan is at least 1.67x, (iii) the lender and each mezzanine lender have entered into a subordination and intercreditor agreement in a form reasonably acceptable to the borrower, each mezzanine lender and the lender, (iv) the Permitted Mezzanine Loan is coterminous with the Southfield Westin Mortgage Loan or freely pre-payable without premium or penalty from and after the maturity date, (v) if the Permitted Mezzanine Loan bears a floating rate of interest, the applicable mezzanine borrowers have acquired and maintained an interest rate cap agreement in a notional amount that is not less than the outstanding principal balance of applicable Permitted Mezzanine Loan, (vi) such Permitted Mezzanine Loan is current-pay only, with no “pay-in-kind” or similar accrual feature, (vii) a rating agency confirmation has been satisfied with respect to each such Permitted Mezzanine Loan and the documentation thereof, and (viii) the documents evidencing such Permitted Mezzanine Loan are in form and substance reasonably acceptable to the lender.

Permitted Preferred Equity. The Southfield Westin Mortgage Loan documents permit future preferred equity subject to the satisfaction of certain conditions (preferred equity that satisfies such conditions, the “Permitted Preferred Equity”) including, among others, (i) the Permitted Preferred Equity is structurally subordinate to the Southfield Westin Mortgage Loan, (ii) the Permitted Preferred Equity is provided by a person that either (A) met certain requirements set forth in the Southfield Westin Mortgage Loan documents or (B) has otherwise been reasonably approved by the lender and has received a rating agency confirmation, (iii) the Permitted Preferred Equity is subject to a recognition agreement in a form reasonably acceptable to the borrower, the provider of the preferred equity and the lender, (iv) the Permitted Preferred Equity is coterminous with the Southfield Westin Mortgage Loan or freely pre-payable without premium or penalty from and after the maturity date, (v) after giving effect to the Permitted Preferred Equity, the aggregate DSCR and debt yield for the Southfield Westin Mortgage Loan is not less than 1.67x, in the case of DSCR, and 12.5%, in the case of debt yield (and DSCR and debt yield for these purposes has been calculated as if the amount of the preferred equity was indebtedness and the aggregate actual annual amount of scheduled debt service payable by the borrower in respect of the Permitted Preferred Equity is any current pay portion of any preferred return payable with respect thereto), and the aggregate loan-to-value ratio (calculated as if the amount of the preferred equity was indebtedness) was not greater than 61.56%, (vi) the Permitted Preferred Equity is current-pay only, with no payment-in-kind or similar features, (vii) if such Permitted Preferred Equity bears a floating rate of interest, the issuer of the Permitted Preferred Equity has acquired and maintained an interest rate cap from an acceptable counterparty in a notional amount that is not less than the outstanding principal balance of such Permitted Preferred Equity, with a strike price no greater than the current pay rate portion of the preferred return with respect thereto, and (viii) the lender has received a rating agency confirmation with respect to the Permitted Preferred Equity.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Soni SungYun Lee	Collateral:	Fee
Borrower(s):	3 LTG LLC	Location:	Los Angeles, CA
Original Balance:	$31,400,000	Year Built / Renovated:	1985 / 2014
Cut-off Date Balance:	$31,378,927	Property Management:	Self-Managed
% by Initial UPB:	4.3%	Size:	199,044 SF
Interest Rate:	6.76200%	Appraised Value (As Is) / Per SF:	$60,000,000 / $301
Note Date:	May 6, 2025	Appraisal Date:	March 29, 2025
Original Term:	60 months	Occupancy:	78.9% (as of April 22, 2025)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	83.1%
Original Amortization:	360 months	Underwritten NOI:	$3,557,828
Interest Only Period:	None	Underwritten NCF:	$3,316,225
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,282,503 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$3,005,727
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$2,655,123
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$2,473,002

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$158
Taxes:	$105,300	$52,650	NAP	Maturity Date Loan / SF:	$149
Insurance:	$75,032	$6,821	NAP	Cut-off Date LTV:	52.3%
Replacement Reserves:	$0	$5,964	$143,137	Maturity Date LTV:	49.4%
TI / LC:	$1,000,000	$14,170	$340,070	UW NOI DY:	11.3%
				UW NCF DSCR:	1.36x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$31,400,000	100.0%	Loan Payoff	$24,333,962	77.5%
			Borrower Sponsor Equity	5,385,426	17.2
			Upfront Reserves	1,180,331	3.8
			Closing Costs	500,281	1.6
Total Sources	$31,400,000	100.0%	Total Uses	$31,400,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The ninth largest mortgage loan (the “Little Tokyo Galleria Mortgage Loan”) is secured by the borrower’s fee interest in a 199,044 square foot anchored retail shopping center located in Los Angeles, California (the “Little Tokyo Galleria Property”). The Little Tokyo Galleria Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $31,378,927. The Little Tokyo Galleria Mortgage Loan was originated by Citi Real Estate Funding Inc. and has an initial term of five years, amortizes on a 360-month schedule and accrues interest at a fixed rate of 6.76200% per annum on an actual/360 basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

The Property. The Little Tokyo Galleria Property is a 199,044 square foot, anchored retail center located in the Little Tokyo neighborhood of downtown Los Angeles, California. The Little Tokyo Galleria Property was originally constructed in 1985 and was most recently renovated in 2014. The Little Tokyo Galleria Property is located on a 3.61-acre site and consists of one, three-story retail center and one four-level parking garage with 663 spaces, resulting in a parking ratio of approximately 3.33 spaces per 1,000 square feet. The parking garage is leased to Best Auto Park, Inc., a third-party operator, and accounts for 7.8% of underwritten income.

As of April 22, 2025, the Little Tokyo Galleria Property was 78.9% leased by 35 tenants. The Little Tokyo Galleria Property is anchored by Little Tokyo Market Place on the ground floor and X Lanes on the third floor. Both anchor tenants have been in occupancy since 2013 and combine for 35.9% of underwritten base rent. As of the Cut-off Date, the current tenant roster has a weighted average lease term remaining of 7.4 years.

Major Tenants. The three largest tenants based on underwritten base rent are X Lanes, Little Tokyo Market Place and Manna Korean BBQ.

X Lanes (50,000 square feet; 25.1% of net rentable area; 20.1% of underwritten base rent). X Lanes is a family bowling alley offering 30 lanes, four karaoke rooms, an arcade, private VIP room with lanes, a sports bar, darts, and a full restaurant. X Lanes has been a tenant at the Little Tokyo Galleria Property since 2013, recently renewed in March 2024 and has a current lease term through February 2034 with one, ten-year renewal option remaining and no termination options.

Little Tokyo Market Place (38,034 square feet; 19.1% of net rentable area; 15.9% of underwritten base rent). Little Tokyo Market Place is a supermarket that offers Korean and Japanese groceries, hot food, and an array of fresh seafood. Little Tokyo Market Place has been a tenant at the Little Tokyo Galleria Property since November 2013 and has a current lease term through October 2038 with two, five-year renewal and no termination options remaining.

Manna Korean BBQ (8,482 square feet; 4.3% of net rentable area; 7.7% of underwritten base rent). Manna Korean BBQ is an all you can eat Korean Barbeque restaurant with an over 40 item salad bar, premium cuts of meat, bap and noodles. Manna Korean BBQ has been a tenant at the Little Tokyo Galleria Property since November 2021 and has a current lease term through February 2034 with one, ten-year renewal option remaining and no termination options.

The following table presents certain information relating to the largest tenants at the Little Tokyo Galleria Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year(3)	U/W Occ. Costs	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
X Lanes	NR/NR/NR	50,000	25.1%	$696,000	$13.92	20.1%	$92.82	15.0%	2/28/2034	N	1 x 10 yr
Little Tokyo Market Place	NR/NR/NR	38,034	19.1%	$549,729	$14.45	15.9%	$551.22	2.6%	10/31/2038	N	2 x 5 yr
Manna Korean BBQ	NR/NR/NR	8,482	4.3%	$265,610	$31.31	7.7%	NAV	NAV	2/28/2034	N	1 x 10 yr
Max Karaoke	NR/NR/NR	4,555	2.3%	$217,000	$47.64	6.3%	NAV	NAV	9/30/2028	N	N
Alameda Restaurant	NR/NR/NR	5,132	2.6%	$200,341	$39.04	5.8%	NAV	NAV	7/31/2025	N	2 x 5 yr
Bizan	NR/NR/NR	4,340	2.2%	$198,477	$45.73	5.7%	NAV	NAV	8/31/2026	N	N
DAISO	NR/NR/NR	8,822	4.4%	$175,734	$19.92	5.1%	NAV	NAV	5/31/2029	N	N
The Pho Shop	NR/NR/NR	2,236	1.1%	$119,508	$53.45	3.4%	NAV	NAV	5/31/2028	N	1 x 5 yr
Coffee Bean	NR/NR/NR	2,920	1.5%	$95,111	$32.57	2.7%	NAV	NAV	3/31/2028	N	2 x 5 yr
Sushi Go 55	NR/NR/NR	1,414	0.7%	$70,643	$49.96	2.0%	NAV	NAV	9/30/2027	N	N
Total Major Tenants		125,935	63.3%	$2,588,153	$20.55	74.6%
Non- Major Tenants		31,109	15.6%	$879,895	$28.28	25.4%
Total Occupied		157,044	78.9%	$3,468,048	$22.08	100.0%
Vacant		42,000	21.1%
Total		199,044	100.0%
(1)	Based on the underwritten rent roll dated April 22, 2025 inclusive of $62,496 of contractual rent steps through April 1, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales PSF / Year represents the 2024 sales information as provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

The following table presents certain information relating to the historical sales of the top tenants that report sales at the Little Tokyo Galleria Property:

Tenant Sales History(1)
Tenant	Net Rentable Area (SF)	2022	2023	2024
X Lanes	50,000	$98.87	$97.82	$92.82
Little Tokyo Market Place	38,034	$529.35	$536.91	$551.22
(1)	Historical sales represent Sales PSF / Year.

The following table presents certain information relating to the lease rollover schedule at the Little Tokyo Galleria Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM(2)	14,405	7.2%	7.2%	$464,572	13.4%	$32.25	9
2026	10,948	5.5%	12.7%	$362,346	10.4%	$33.10	6
2027	5,244	2.6%	15.4%	$153,511	4.4%	$29.27	5
2028	12,346	6.2%	21.6%	$514,133	14.8%	$41.64	5
2029	16,027	8.1%	29.6%	$392,786	11.3%	$24.51	6
2030	0	0.0%	29.6%	$0	0.0%	$0.00	0
2031	0	0.0%	29.6%	$0	0.0%	$0.00	0
2032	0	0.0%	29.6%	$0	0.0%	$0.00	0
2033	1,558	0.8%	30.4%	$69,362	2.0%	$44.52	1
2034	58,482	29.4%	59.8%	$961,610	27.7%	$16.44	2
2035 & Thereafter	38,034	19.1%	78.9%	$549,729	15.9%	$14.45	1
Vacant	42,000	21.1%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	199,044	100.0%	100.0%	$3,468,048	100.0%	$22.08	35
(1)	Based on the underwritten rent roll dated April 22, 2025, inclusive of $62,496 of contractual rent steps through April 1, 2026. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	2025 & MTM includes leases to 4 tenants that lease their space on a month-to-month basis, for which 6,378 SF of space and $178,120 in UW Base rent is attributable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Little Tokyo Galleria Property:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 3/31/2025	UW(1)	UW PSF
Base Rent	$2,476,632	$2,775,913	$2,955,814	$3,546,045	$3,551,251	$3,405,552	$17.11
Contractual Rent Steps(2)	$0	$0	$0	$0	$0	$62,496	$0.31
Potential Income from Vacant Space	$0	$0	$0	$0	$0	$1,043,722	$5.24
Reimbursements	$1,399,192	$1,414,045	$1,429,303	$1,599,825	$1,712,243	$1,675,287	$8.42
Gross Potential Income	$3,875,824	$4,189,958	$4,385,117	$5,145,870	$5,263,494	$6,187,057	$31.08
Economic Vacancy & Credit Loss	$0	$0	$0	$0	$0	($1,043,722)	($5.24)
Percentage Rent	$0	$0	$0	$0	$0	$0	$0.00
Parking	$0	$0	$0	$0	$0	$450,000	$2.26
Other Income(3)	$142,534	$150,266	$158,122	$162,506	$164,032	$164,032	$0.82
Effective Gross Income	$4,018,357	$4,340,224	$4,543,239	$5,308,375	$5,427,526	$5,757,368	$28.93

Real Estate Taxes	$564,083	$565,522	$565,686	$597,451	$599,149	$635,912	$3.19
Management Fee	$120,551	$130,207	$136,297	$159,251	$162,826	$172,721	$0.87
Insurance	$66,853	$69,649	$84,900	$68,883	$70,097	$77,955	$0.39
Other Expenses(4)	$814,815	$1,101,844	$1,101,233	$1,477,063	$1,312,951	$1,312,951	$6.60
Total Operating Expenses	$1,566,302	$1,867,221	$1,888,116	$2,302,649	$2,145,022	$2,199,539	$11.05

Net Operating Income	$2,452,056	$2,473,002	$2,655,123	$3,005,727	$3,282,503	$3,557,828	$17.87
Replacement Reserves	$0	$0	$0	$0	$0	$71,569	$0.36
TI/LC	$0	$0	$0	$0	$0	$170,035	$0.85
Net Cash Flow	$2,452,056	$2,473,002	$2,655,123	$3,005,727	$3,282,503	$3,316,225	$16.66

Occupancy (%)	74.9%	74.7%	76.3%	77.7%	78.1%	83.1%(5)
NCF DSCR	1.00x	1.01x	1.09x	1.23x	1.34x	1.36x
NOI Debt Yield	7.8%	7.9%	8.5%	9.6%	10.5%	11.3%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated April 22, 2025.
(2)	Contractual Rent Steps are inclusive of $62,496 of contractual rent steps through April 1, 2026.
(3)	Other Income consists of contractual income from a Verizon antenna ($46,972), food truck ($105,060), storage ($2,400), vending machine ($2,400), and massage chairs ($7,200).
(4)	Other Expenses include cleaning expenses, contract services, repairs and maintenance, utilities and general and administrative expenses.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

Appraisal. According to the appraisal, the Little Tokyo Galleria Property had an “as-is” appraised value of $60,000,000 as of March 29, 2025, as shown in the table below.

Little Tokyo Galleria Appraised Value(1)
Property	Value	Capitalization Rate
Little Tokyo Galleria	$60,000,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated April 1, 2025, there was no evidence of any recognized environmental conditions at the Little Tokyo Galleria Property.

The Market. The Little Tokyo Galleria Property is located at 333 South Alameda Street in the Little Tokyo neighborhood of Los Angeles, California and is part of the Los Angeles-Long Beach-Glendale metro area (the “Los Angeles MSA”). The Little Tokyo neighborhood of Los Angeles is known as the cultural center of the Japanese community with a mix of retail, hotels, museums, and new residential developments in the neighborhood. Primary access to the Little Tokyo Galleria Property is provided by Alameda Street with Interstate 10 and U.S. Route 101 providing access to the surrounding area.

According to the appraisal, the Little Tokyo Galleria Property is located in the Downtown Los Angeles retail submarket of the Los Angeles MSA. As of the fourth quarter of 2024, the Downtown Los Angeles retail submarket had a total inventory of 18,641,538 square feet, an overall vacancy rate of 8.6% and asking rent of $33.30 per square foot.

According to the appraisal, the 2024 population within a one-, three- and five-mile radius of the Little Tokyo Galleria Property is 46,455, 434,415 and 1,155,582, respectively. The 2024 average household income within the same radii is $89,423, $84,077 and $89,484, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

The following table presents information relating to comparable retail rentals for the Little Tokyo Galleria Property:

Market Analysis – Retail Rentals(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Rent (PSF)
Little Tokyo Galleria(2) 333 South Alameda Street Los Angeles, CA	-	1985 / 2014	Manna Korean BBQ	8,482	Nov-21	$31.31
Japanese Village Plaza 350 East 1st Street Los Angeles, CA	0.4 mi	1979 / NAP	NAV	1,500	Apr-25	$42.00
2006-2008 East 7th Street Los Angeles, CA	1.1 mi	1925 / NAP	NAV	2,400	Apr-24	$30.00
748 East 9th Street Los Angeles, CA	1.7 mi	2000 / NAP	Confidential	2,200	Apr-24	$24.00
Stanford Wholesale Mart 807-813 E 12th Street Los Angeles, CA	1.7 mi	2008 / NAP	Confidential	811	Mar-22	$44.52
727-735 East 12th Street Los Angeles, CA	1.8 mi	2009 / NAP	Confidential	1,760	Jun-24	$34.08
710 East Pico Boulevard Los Angeles, CA	1.9 mi	2008 / NAP	New Fashion Group	910	Feb-23	$30.00
Luxury Boutique Storefront Retail 734-744 East 3rd Street Los Angeles, CA	2.0 mi	1946 / 2021	NAV	1,100	Mar-25	$92.73
1100 Wall Street Los Angeles, CA	2.1 mi	1992 / NAP	Confidential	1,461	Aug-23	$21.00
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated April 22, 2025.

The Borrower and the Borrower Sponsor. The borrower is 3 LTG LLC, a Delaware limited liability company with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Little Tokyo Galleria Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Soni SungYun Lee. Soni SungYun Lee is an experienced real estate investor with ownership interests in a portfolio of 13 assets, including 10 properties in Los Angeles.

Property Management. The Little Tokyo Galleria Property is self-managed by the borrower sponsor. The borrower has the right to retain a separate manager with the reasonable consent of the lender.

Initial and Ongoing Reserves. At origination of the Little Tokyo Galleria Mortgage Loan, the borrower deposited approximately (i) $105,300 into a real estate tax reserve, (ii) $75,032 into an insurance reserve, and (iii) $1,000,000 into a leasing reserve for future tenant improvements and leasing commissions (which leasing reserve is required to be released to the borrower in full if the entire second floor vacant space (42,000 square feet) is leased in accordance with the Little Tokyo Galleria Mortgage Loan documents).

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $52,650).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies (initially estimated to be approximately $6,821).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $5,964; provided that the borrower will not be required to make any such deposit to the extent it would cause the amount on deposit in such replacement reserve to exceed an amount equal to 24 replacement reserve monthly deposits ($143,137).

Leasing Reserve –The borrower is required to deposit into a leasing reserve, on a monthly basis, approximately $14,170 for future tenant improvements and leasing commissions; provided that the borrower will not be required to make any such deposit to the extent it would cause the funds in such reserve to exceed an amount equal to 24 leasing reserve monthly deposits ($340,070).

Lockbox / Cash Management. The Little Tokyo Galleria Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to establish a lender-controlled lockbox account and is thereafter required to immediately deposit, or cause the property manager to deposit, all revenue received by the borrower or property manager, as applicable, into such lender-controlled lockbox account. Within one business day after the availability of the lockbox account information, the borrower is required to send a notice to all tenants occupying space at the Little Tokyo Galleria Property directing them to pay all rent and other sums due under the applicable lease into the lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Little Tokyo Galleria Mortgage Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Little Tokyo Galleria Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Little Tokyo Galleria Mortgage Loan. Upon the expiration of all Trigger Periods, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower; provided that any such amounts required to satisfy the Specified Tenant Excess Cash Flow Condition (as defined below) are required to be retained in such account until the leasing commissions, tenant improvements, and free rent being reserved for have been paid or expired and the applicable tenant is open for business and paying full rent. Upon an event of default under the Little Tokyo Galleria Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.15x, and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default (or the waiver by the lender in its sole discretion) of such event of default), (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.20x for two consecutive calendar quarters, and (z) with regard to any Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the Little Tokyo Galleria Mortgage Loan documents.

A ”Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space (or applicable portion thereof), failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, and (v) any bankruptcy or similar insolvency of Specified Tenant; and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender (which such evidence includes, without limitation, a duly executed estoppel certificate from the applicable Specified Tenant in form and substance acceptable to the lender) of: (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); or (2) the borrower leasing the entire Specified Tenant space (or applicable portion thereof) pursuant to one or more leases in accordance with the applicable terms and conditions of the Little Tokyo Galleria Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised under its lease, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established (without possibility of delay) and, in the lender’s judgment, sufficient funds have been accumulated in the excess cash flow reserve account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting (such accumulation, the “Specified Tenant Excess Cash Flow Condition”).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Retail – Anchored 333 South Alameda Street Los Angeles, CA 90013	Collateral Asset Summary – Loan No. 9 Little Tokyo Galleria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,378,927 52.3% 1.36x 11.3%

A “Specified Tenant” means, as applicable (i) X Lanes, LLC, dba X Lanes, (ii) LTMP, LLC, dba Little Tokyo Market Place, (iii) any other lessee(s) of the space demised to a Specified Tenant as of the origination date (or any portion thereof), and (iv) any parent company or other affiliate of any such Specified Tenant providing credit support for, or any guarantor of, any such Specified Tenant’s lease.

“Specified Tenant Cure Conditions” means each of the following, as applicable (i) the applicable Specified Tenant has cured all monetary and material non-monetary defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, and (v) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease (or the full amount of all free, abated and/or gap rent has been reserved with the lender or servicer in a reserve account subject to the provisions of the Little Tokyo Galleria Mortgage Loan documents).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality - Limited Service
Borrower Sponsor(s):	AVR Enterprises LLC	Collateral:	Fee
Borrower(s):	Alexandria Hotel Associates, L.C.	Location:	Alexandria, VA
Original Balance:	$26,000,000	Year Built / Renovated:	1969 / 2020
Cut-off Date Balance:	$26,000,000	Property Management:	Dimension Hospitality, LLC
% by Initial UPB:	3.5%	Size:	213 Rooms
Interest Rate:	7.11200%	Appraised Value / Per Room:	$47,700,000 / $223,944
Note Date:	April 16, 2025	Appraisal Date:	March 17, 2025
Original Term:	60 months	Occupancy:	86.4% (as of February 28, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	86.4%
Original Amortization:	NAP	Underwritten NOI:	$4,275,747
Interest Only Period:	60 months	Underwritten NCF:	$3,838,290
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,393,756 (TTM February 28, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$4,268,613
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$4,486,563
Lockbox / Cash Management:	Hard / Springing	2022 NOI(2):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$122,066
Taxes:	$113,202	$28,300	NAP	Maturity Date Loan Per Room:	$122,066
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	54.5%
FF&E Reserve:	$6,400,000	$36,455	NAP	Maturity Date LTV:	54.5%
Immediate Repairs:	$0	$0	NAP	UW NOI DY:	16.4%
Other:	$0	Springing	NAP	UW NCF DSCR:	2.05x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$26,000,000	89.4%	Loan Payoff	$22,269,619	76.6%
Borrower Sponsor Equity	3,076,866	10.6	Upfront Reserves	6,513,202	22.4
			Closing Costs	294,045	1.0
Total Sources	$29,076,866	100.0%	Total Uses	$29,076,866	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	2022 NOI is unavailable because the borrower sponsor did not provide.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

The Loan. The tenth largest mortgage loan (the “Hampton Inn Alexandria Mortgage Loan”) is secured by the borrower’s fee interest in a 213-room limited service hotel located in Alexandria, Virginia (the “Hampton Inn Alexandria Property”). The Hampton Inn Alexandria Mortgage Loan was originated by Barclays Capital Real Estate Inc. on April 16, 2025, has a 5-year interest-only term and accrues interest at a rate of 7.11200% per annum on an Actual/360 basis. The Hampton Inn Alexandria Mortgage Loan had an original term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The scheduled maturity date of the Hampton Inn Alexandria Mortgage Loan is the payment date in May 2030.

The Property. The Hampton Inn Alexandria Property consists of a 213-room limited-service hotel located in Alexandria, Virginia, approximately two miles from downtown Alexandria and approximately 13 miles from Washington, D.C. The Hampton Inn Alexandria Property was originally built in 1969 and most recently underwent renovation in 2020. In connection with an anticipated franchise-mandated property improvement plan (“PIP”), the borrower sponsor plans to fully renovate all 213 rooms and the common areas at the Hampton Inn Alexandria Property and reserved $6.4 million at origination of the Hampton Inn Alexandria Mortgage Loan in connection with this PIP scheduled for 2027. Common amenities at the Hampton Inn Alexandria Property include an outdoor swimming pool, a fitness room, a lobby workstation, a market pantry, guest laundry areas, an outdoor sundeck, a breakfast dining area and 4,678 square feet of meeting space. According to the appraisal, demand segmentation at the Hampton Inn Alexandria Property is 50% commercial/government, 20% meeting and group and 30% leisure. The Hampton Inn Alexandria Property operates under a franchise agreement with Hilton Franchise Holding LLC through February 28, 2034.

The following table presents the guestroom mix of the Hampton Inn Alexandria Property:

Guestroom Mix(1)
Room Type	Number of Rooms
Queen / Queen	126
King Suite	46
King	24
Two-Bedroom Suite	7
Queen / Queen Accessible	6
King Suite Accessible	2
Two-Bedroom Suite Accessible	2
Total	213
(1)	Source: Appraisal.

The following table presents certain information relating to the current and historical occupancy, ADR and RevPAR at the Hampton Inn Alexandria Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Hampton Inn Alexandria			Competitive Set			Penetration Factor
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	86.4%	$151.71	$131.04	64.9%	$131.99	$85.70	133.0%	114.9%	152.9%
2024	87.3%	$149.91	$130.87	64.9%	$135.12	$87.73	134.5%	110.9%	149.2%
TTM 2/2025	86.0%	$153.75	$132.25	65.6%	$136.96	$89.82	131.2%	112.3%	147.2%
(1)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes Courtyard Alexandria Tech Center, Days Inn Alexandria South, SpringHill Suites Alexandria and Holiday Inn Express & Suites Alexandria Fort Belvoir.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hampton Inn Alexandria Property:

Cash Flow Analysis
	2023	2024	TTM 2/28/2025	U/W	U/W Per Room(1)
Occupancy (%)	86.2%	87.3%	86.4%	86.4%
ADR	$152.50	$149.91	$153.11	$153.11
RevPAR	$131.44	$130.91	$132.25	$132.25

Rooms Revenue	$10,219,093	$10,205,838	$10,281,462	$10,281,462	$48,270
Food & Beverage Revenue	152,521	131,951	133,988	133,988	629
Other Revenue	242,329	482,613	520,978	520,978	2,446
Total Revenue	$10,613,942	$10,820,402	$10,936,428	$10,936,428	$51,345

Rooms Expense	$2,362,841	$2,460,607	$2,441,287	$2,441,287	$11,461
Food & Beverage Expense	21,749	14,306	13,738	13,738	64
Other Departmental Expenses	104,133	138,107	135,463	135,463	636
Departmental Expenses	$2,488,722	$2,613,020	$2,590,488	$2,590,488	$12,162

Departmental Profit	$8,125,220	$8,207,382	$8,345,940	$8,345,940	$39,183

Management Fee	265,349	270,510	273,417	328,093	$1,540
Marketing and Franchise Fee	1,403,924	1,552,634	1,588,833	1,588,833	7,459
Other Undistributed Expenses	1,519,612	1,620,332	1,599,835	1,599,835	7,511
Total Undistributed Expenses	$3,188,884	$3,443,477	$3,462,085	$3,516,761	$16,511

Real Estate Taxes	263,424	307,379	303,515	339,605	$1,594
Property Insurance	184,509	185,659	184,603	211,947	995
Other Fixed Expense	1,840	2,255	1,981	1,880	9
Net Operating Income	$4,486,563	$4,268,613	$4,393,756	$4,275,747	$20,074

FF&E	$0	$0	$0	$437,457	$2,054
Net Cash Flow	$4,486,563	$4,268,613	$4,393,756	$3,838,290	$18,020

NCF DSCR	2.39x	2.28x	2.34x	2.05x
NOI Debt Yield	17.3%	16.4%	16.9%	16.4%
(1)	U/W Per Room is based on 213 rooms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

Appraisal. According to the appraisal, the Hampton Inn Alexandria Property had an “as-is” appraised value of $47,700,000 as of March 17, 2025. The table below shows the appraisal’s “as-is” conclusions:

Hampton Inn Alexandria Appraised Value(1)
Property	Appraised Value	Terminal Capitalization Rate
Hampton Inn Alexandria	$47,700,000(2)	8.75%
(1)	Source: Appraisal.
(2)	Appraised Value assumes that $6.4 million was deposited into an FF&E reserve at origination of the Hampton Inn Alexandria Mortgage Loan.

Environmental Matters. According to the Phase I environmental report dated March 21, 2025, there are no recognized environmental conditions at the Hampton Inn Alexandria Property.

The Market. The Hampton Inn Alexandria Property is located in Alexandria, Virginia, approximately two miles from downtown Alexandria and approximately 13 miles from Washington, D.C. Primary access to the Hampton Inn Alexandria Property and the surrounding area is by Interstate 95 and Interstate 495. The Hampton Inn Alexandria Property is also located approximately four miles northwest of Ronald Reagan Washington National Airport, which saw passenger traffic of approximately 26.3 million people in 2024. Major demand drivers in the area include Historic Old Town Alexandria and King Street, Gaylord Convention Center, Cameron Run Regional Park, Arlington National Cemetery, Great Falls National Park, Georgetown, Mount Vernon and MGM National Harbor Casino. According to the appraisal, the federal government and all the institutions that support it form the biggest industry in the Washington, D.C. region. The largest employers near the Hampton Inn Alexandria Property are Fairfax County Public Schools, Inova Health System, County of Fairfax, U.S. Department of Defense, Booz, Allen, and Hamilton and Federal Home Loan Mortgage Corporation. Another major demand driver at the Hampton Inn Alexandria Property is its proximity to Fort Belvoir (located approximately 10 miles from the Hampton Inn Alexandria Property), which is one of the Army’s headquarter locations specializing in Army Material Command, Defense Logistics Agencies, Defense Technical Information Services, Defense Contract Audit Agencies, Defense National Stockpile Centers and Defense Fuel Supply Centers.

According to the appraisal, the Hampton Inn Alexandria Property is located in the Alexandria submarket of Virginia. The estimated occupancy rate for the Alexandria submarket was 72.0% and the estimated ADR was $140.81, as of the fourth quarter of 2024. The 2025 estimated population and average household income in a one-, three- and five-mile radius are 25,278, 134,363 and 431,012 and $177,635, $198,002 and $161,002, respectively. The appraiser concluded that there is no new supply that is directly competitive with the Hampton Inn Alexandria Property.

The following table presents certain information relating to the primary competition for the Hampton Inn Alexandria Property:

Competitive Set(1)
Property Name	Number of Rooms	Year Built	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPAR
Hampton Inn Alexandria(2)	213	1969	87.5%	$150.57	$131.75
Courtyard by Marriott Alexandria Old Town Southwest	178	1987	60-65%	$130-$140	$80-85
Days Inn Washington Alexandria	108	1980	60-65%	$95-$100	$55-$60
SpringHill Suites by Marriott Alexandria	91	2010	70-75%	$150-$160	$110-$115
Holiday Inn Express Alexandria Fort Belvoir	86	2010	65-70%	$150-$160	$100-$105
Total Avg. Competitive Set	676		72.0%	$140.81	$101.38
(1)	Source: Appraisal.
(2)	Source: third party market research report as of year-end 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

The following table presents competitive sales of the Hampton Inn Alexandria Property:

Competitive Sales(1)
Property Name	City, State	Sale Price	Sale Date	Keys	Price Per Key
Hampton Inn Alexandria	Alexandria, VA	NAV	NAV	213	NAV
Courtyard by Marriott Fredericksburg Historic District	Fredericksburg, VA	$25,000,000	Dec-24	98	$255,102
Hilton Garden Inn Arlington Courthouse Plaza	Arlington, VA	$45,600,000	Jul-24	193	$236,269
Hyatt Washington DC Convention Center	Washington, D.C.	$40,800,000	May-24	182	$264,935
Hampton Inn & Suites National Harbor Alexandria Area	Oxon Hill, MD	$47,000,000	Mar-24	154	$305,195
Hilton Garden Inn Bethesda	Bethesda, MD	$52,889,000	Jun-23	216	$244,856
(1)	Source: Appraisal.

The Borrower and the Borrower Sponsor. The borrower is Alexandria Hotel Associates, L.C., a Virginia limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hampton Inn Alexandria Mortgage Loan.

The borrower sponsor and guarantor is AVR Enterprises LLC, an affiliate of AVR Realty Company. Founded by Allan V. Rose, AVR Realty Company is a leading private real estate development, investment and management firm. AVR Realty Company is headquartered in New York and has a portfolio that spans 20 states and over 70 cities including hotels, multifamily apartments, retail centers, office buildings and ground-up developments. There is ongoing litigation involving controlling parties of AVR Enterprises LLC. See “Description of the Mortgage Pool—Litigation and Other Considerations” in the Preliminary Prospectus for more information.

Property Management. The Hampton Inn Alexandria Property is managed by Dimension Hospitality, LLC, a third party management company.

Initial and Ongoing Reserves. At loan origination, the borrower deposited (i) approximately $113,202 for real estate taxes and (ii) $6,400,000 for FF&E reserves in connection with the upcoming PIP.

Tax Reserve – On a monthly basis, the borrower is required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Hampton Inn Alexandria Property that the lender reasonably estimates will be payable during the next ensuing 12 months, initially equal to approximately $28,300.

Insurance Reserve – On a monthly basis, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided, however, that the insurance reserve will be conditionally waived for so long as the borrower maintains a blanket policy acceptable to the lender.

FF&E Reserve – On a monthly basis, the borrower is required to deposit into an FF&E reserve an amount equal to the product of (x) 1/12 times (y) 4% times (z) the operating income of the Hampton Inn Alexandria Property during the immediately preceding 12-month period, initially equal to approximately $36,455.

Low DSCR Reserve – Upon the commencement of a DSCR Trigger Period (as defined below), the borrower will be required to deposit either (i) $400,000 or (ii) on each payment date during such DSCR Trigger Period, $35,000, to be held by the lender as additional security for the Hampton Inn Alexandria Mortgage Loan.

A “DSCR Trigger Period” will occur upon the last day of any two consecutive calendar quarters for which the debt service coverage ratio (“DSCR”) is less than 1.20x and will be cured upon the DSCR being 1.25x for two consecutive calendar quarters.

PIP Reserve – In the connection with any property improvement plan required under the franchise agreement, the borrower will be required to (i) deliver the entirety of the lender’s estimated property improvement plan costs in cash or a letter of credit or (ii) notify the lender of the borrower’s election to make monthly installments reasonably estimated by the lender to provide for adequate funds to complete the property improvement plan work within the required timeframe. If the borrower elects to make monthly deposits, such deposits will commence on the first payment date immediately following the finalization of the property improvement plan.

Lockbox / Cash Management. The Hampton Inn Alexandria Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower and property manager, as applicable, are required to direct to deliver all rents (including delivering credit card direction letters to credit card companies) directly into the lockbox account, and to deposit any rents otherwise received in such

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Hospitality – Limited Service 5821 Richmond Highway Alexandria, VA 22303	Collateral Asset Summary – Loan No. 10 Hampton Inn Alexandria	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 54.9% 2.05x 16.4%

account within two business days. So long as no Cash Management Period (as defined below) is continuing, the amounts on deposit in the lockbox account will be swept to the borrower’s operating account. During the continuance of a Cash Management Period, transfers to borrower’s operating account will cease and such sums on deposit in the lockbox account will be transferred on a daily basis to an account controlled by the lender, at a financial institution selected by the lender, to be applied to payment of all monthly amounts due under the Hampton Inn Alexandria Mortgage Loan documents.

A “Cash Management Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, guarantor or manager, (iii) the occurrence of a PIP Trigger Event (as defined below) or (iv) the earlier of (a) 12 months prior to the expiration of the franchise agreement and (b) the borrower receiving notice from the franchisor of termination of the franchise agreement. The Cash Management Period will end upon, with respect to clause (i) above, the lender accepting a cure of such event of default, with respect to clause (ii) above in connection with the manager only, the replacement of the manager with a qualified manager under the Hampton Inn Alexandria Mortgage Loan documents, with respect to clause (iii) above, the occurrence of a PIP Trigger Cure (as defined below) and with respect to clause (iv) above, the occurrence of a Franchisor Expiration Cure (as defined below).

A ”PIP Trigger Event” will occur on the date upon which the borrower fails to complete any required PIP work on or before the deadline set forth in the PIP, subject to any extensions granted by the franchisor in writing for completing the PIP work.

A “PIP Trigger Cure” will occur on the date upon which the borrower provides the lender satisfactory evidence that (i) the borrower has completed all required PIP work in a satisfactory manner to the franchisor and (ii) there is no uncured default then claimed in writing by the franchisor under the franchise agreement.

A “Franchisor Expiration Cure” will occur on the date when the borrower has (i) either (a) entered into a replacement franchise agreement with a qualified franchisor as defined in the Hampton Inn Alexandria Mortgage Loan documents or (b) delivered to the lender satisfactory evidence that the current franchisor has renewed or extended the franchise agreement for a term not less than three years past the maturity date of the Hampton Inn Alexandria Mortgage Loan and otherwise acceptable to the lender, (ii) delivered to the lender written confirmation from the franchisor confirming that (a) the franchise agreement or replacement franchise agreement is in full force and effect, (b) the borrower is not in default under any terms of the franchise agreement and (c) all sums due under the franchise agreement have been paid in full and (iii) if either the (a) replacement franchise agreement or (b) the renewal or extension of the existing franchise agreement requires a PIP, the borrower delivering a deposit equal to the full estimated PIP cost to the lender.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Office – CBD 655 Third Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 11 655 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 53.8% 1.55x 12.5%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - CBD
Borrower Sponsor(1):	The Durst Organization	Collateral:	Fee
Borrower(s):	DOLP 655 Properties II LLC	Location:	New York, NY
Original Balance(2):	$25,000,000	Year Built / Renovated:	1958 / 2025
Cut-off Date Balance(2):	$25,000,000	Property Management:	Royal Realty Corp.
% by Initial UPB:	3.4%	Size:	421,851 SF
Interest Rate:	7.37100%	Appraised Value / Per SF:	$130,000,000 / $308
Note Date:	April 21, 2025	Appraisal Date:	April 1, 2025
Original Term:	60 months	Occupancy:	78.5% (as of March 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	79.3%
Original Amortization:	NAP	Underwritten NOI(5):	$8,721,290
Interest Only Period:	60 months	Underwritten NCF:	$8,106,358
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI(5)(6):	$5,574,000 (December 31, 2024)
Additional Debt Balance(2):	$45,000,000	2023 NOI(6):	$3,216,654
Call Protection(3):	YM1(53),O(7)	2022 NOI(6):	$7,403,214
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$9,887,534

Reserves				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$166
Taxes:	$2,533,560	$506,712	NAP	Maturity Date Loan / SF:	$166
Insurance(4):	$0	Springing	NAP	Cut-off Date LTV:	53.8%
Replacement Reserves:	$0	$5,743	$137,829	Maturity Date LTV:	53.8%
TI/LC Reserves:	$2,000,000	$35,154	NAP	UW NOI DY:	12.5%
Unfunded Obligations Reserve:	$753,019	$0	NAP	UW NCF DSCR:	1.55x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$70,000,000	100.0%	Loan Payoff	$60,219,183	86.0%
			Upfront Reserves	5,286,579	7.6
			Borrower Sponsor Equity	3,514,147	5.0
			Closing Costs	980,091	1.4
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%
(1)	The guarantor is The Durst Company LLC.
(2)	The 655 Third Avenue mortgage loan (the “655 Third Avenue Mortgage Loan”) is part of a whole loan evidenced by three pari passu promissory notes with an aggregate original principal balance of $70,000,000 (the “655 Third Avenue Whole Loan”). Financial Information is based on the 655 Third Avenue Whole Loan. The 655 Third Avenue Mortgage Loan also permits a future mezzanine loan. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.
(3)	Prepayment of the 655 Third Avenue Whole Loan in whole or part, with a prepayment fee of the greater of 1.00% of the amount prepaid and a yield maintenance premium, is permitted at any time after June 5, 2025. On and after November 6, 2029 prepayment is permitted without a prepayment fee.
(4)	Deposits to the insurance reserve are waived so long as the 655 Third Avenue property is covered by a blanket insurance policy meeting the lender’s requirements.
(5)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to The New York State Urban Development Corporation executing a new lease for 122,577 SF at the 655 Third Avenue property that began in March 2024.
(6)	The decrease from 2022 NOI to 2023 NOI is primarily attributable to certain tenants vacating the 655 Third Avenue property in 2022 and 2023. The subsequent increase in Most Recent NOI is primarily attributable to subsequent lease-up at the 655 Third Avenue property, which included seven new office leases in 2024 that account for 39.7% of net rentable area and 45.6% of underwritten base rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Office – CBD 655 Third Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 11 655 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 53.8% 1.55x 12.5%

The table below identifies the promissory notes that comprise the 655 Third Avenue Whole Loan. The relationship between the holders of the 655 Third Avenue Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 655 Third Avenue Whole Loan will be serviced under the pooling and servicing agreement for the WFCM 2025-5C4 securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	WFCM 2025-5C4(1)	Yes
A-2-1	$25,000,000	$25,000,000	Benchmark 2025-V15	No
A-2-2	$5,000,000	$5,000,000	WFCM 2025-5C4(1)	No
Whole Loan	$70,000,000	$70,000,000
(1)	The WFCM 2025-5C4 transaction is expected to close on May 29, 2025.

The following table presents certain information relating to the largest tenants by underwritten base rent at the 655 Third Avenue property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
The New York State Urban Development Corporation	NR/NR/NR	122,577	29.1%	$6,814,217	$55.59	32.3%	10/31/2045	Y(3)	Various(4)
The Gap, Inc.	Ba3/BB/NR	15,942	3.8%	$1,900,155	$119.19	9.0%	1/31/2028	N	N
Mitsubishi Chemical America, Inc.	A2/A/NR	21,558	5.1%	$1,559,054	$72.32	7.4%	5/31/2032	Y(5)	N
Clune Construction Company, L.P.	NR/NR/NR	23,437	5.6%	$1,359,346	$58.00	6.4%	6/30/2035	N	1 x 5 yr
Abacus Information Technology, LLC	NR/NR/NR	20,075	4.8%	$1,302,642	$64.89	6.2%	7/31/2027	Y(6)	1 x 5 yr(7)
The Permanent Mission of The Republic of Cyprus to The United Nations New York	NR/NR/NR	11,939	2.8%	$883,486	$74.00	4.2%	4/30/2030	N	1 x 2 yr
Big East Conference, Inc	NR/NR/NR	13,742	3.3%	$783,294	$57.00	3.7%	12/31/2025	N	1 x 5 yr
OceanFirst Bank, N.A.	Baa3/NR/NR	8,725	2.1%	$733,680	$84.09	3.5%	11/30/2027	Y(8)	1 x 5 yr(9)
Kastle New York LLC	NR/NR/NR	10,944	2.6%	$627,040	$57.30	3.0%	4/30/2034	Y(10)	1 x 5 yr
Travel Yesterday Inc.	NR/NR/NR	9,977	2.4%	$625,285	$62.67	3.0%	Various(11)	N	1 x 5 yr(11)
Total Major Tenants		258,916	61.4%	$16,588,199	$64.07	78.6%
Non- Major Tenants		72,358	17.2%	$4,518,984	$62.45	21.4%
Total Occupied		331,274	78.5%	$21,107,183	$63.72	100.0%
Vacant		90,577	21.5%
Total		421,851	100.0%
(1)	Based on the underwritten rent roll dated March 1, 2025.
(2)	Represents the credit rating of the parent company, whether or not the parent guarantees the lease.
(3)	The New York State Urban Development Corporation (now known as the Empire State Development Corporation) has two, one-time options to terminate its lease effective October 31, 2035 or October 31, 2040, upon 24 months’ notice. The tenant also has the right to terminate its lease in part, as to not less than half a full floor and not more than one full floor, as of each of October 31, 2030, October 31, 2035 and October 31, 2040, upon not less than 18 months’ notice and payment of a termination fee. In addition, the tenant has abated rent for its storage space through September 30, 2025, which was reserved for at origination.
(4)	The New York State Urban Development Corporation has either (i) 2, 5-year options; (ii) 1, 10-year option; or (iii) 1, 15-year option to renew its lease.
(5)	Mitsubishi Chemical America, Inc. has a one-time termination option for 7,340 SF of its space, effective May 31, 2029, upon 24 months’ notice.
(6)	Abacus Information Technology, LLC has the option to terminate 396 SF of its total occupied space at any time upon no less than 30 days advance notice.
(7)	Abacus Information Technology, LLC occupies 20,075 SF at the 655 Third Avenue property, all of which is set to expire July 31, 2027. It has one, five-year renewal option for 19,679 SF of that space, but does not have the option to renew its lease for 396 SF of that space.
(8)	OceanFirst Bank, N.A. has a one-time termination option applicable to 6,610 SF of its space, upon at least 6 months’ prior written notice.
(9)	OceanFirst Bank, N.A. has one, five-year renewal option for 2,115 SF of its space, but does not have the option to renew for 6,610 SF of its space.
(10)	Kastle New York LLC has a one-time option to terminate its lease effective as of April 30, 2031 upon no less than 15 months’ notice.
(11)	Travel Yesterday Inc. occupies 9,977 SF at the 655 Third Avenue property with 516 SF of that space set to expire January 31, 2029 and 9,461 SF of that space set to expire September 30, 2029. It has one, five-year renewal option for 9,461 SF of that space, but does not have the option to renew its lease for 516 SF of that space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Office – CBD 655 Third Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 11 655 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 53.8% 1.55x 12.5%

The following table presents certain information relating to the lease rollover schedule at the 655 Third Avenue property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(3)	% of Total U/W Base Rent	U/W Base Rent $ per SF(3)	# of Expiring Leases
2025 & MTM(4)	24,362	5.8%	5.8%	$1,302,406	6.2%	$53.46	5
2026	0	0.0%	5.8%	$0	0.0%	$0.00	0
2027	47,788	11.3%	17.1%	$3,307,582	15.7%	$69.21	8
2028(5)	22,253	5.3%	22.4%	$2,295,257	10.9%	$103.14	5
2029	27,141	6.4%	28.8%	$1,612,866	7.6%	$59.43	5
2030	11,939	2.8%	31.6%	$883,486	4.2%	$74.00	1
2031	2,305	0.5%	32.2%	$350,000	1.7%	$151.84	1
2032(6)	22,058	5.2%	37.4%	$1,559,054	7.4%	$70.68	2
2033	0	0.0%	37.4%	$0	0.0%	$0.00	0
2034	20,215	4.8%	42.2%	$1,272,023	6.0%	$62.92	3
2035	29,936	7.1%	49.3%	$1,710,292	8.1%	$57.13	2
2036 & Thereafter(7)	123,277	29.2%	78.5%	$6,814,217	32.3%	$55.28	2
Vacant	90,577	21.5%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	421,851	100.0%	100.0%	$21,107,183	100.0%	$63.72	34
(1)	Based on the underwritten rent roll dated March 1, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.
(3)	U/W Base Rent and U/W Base Rent $ per SF does not include vacant space
(4)	2025 & MTM includes a Telecommunications License Agreement to Lightower Fiber Networks I, LLC, which occupies 0 SF at the property on a month-to-month basis and accounts for $15,001 of base rent.
(5)	2028 includes a Telecommunications License Agreement to RCN Telecom Services of New York, which occupies 0 SF at the property and accounts for $12,375 of base rent, as well as a Telecommunications and License Agreement to Cogent Communications, Inc., which occupies 0 SF at the property and accounts for $10,419 in base rent.
(6)	2032 includes a License Agreement to New Cingular Wireless PCS, LLC, which occupies 500 SF at the property, but to which no base rent is attributable.
(7)	2036 & Thereafter includes a lease to the building office, which occupies 700 SF at the property but to which $0 in U/W Base Rent is attributable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Office – CBD 655 Third Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 11 655 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 53.8% 1.55x 12.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 655 Third Avenue property:

Cash Flow Analysis
	2021	2022(1)	2023(1)	2024(1)(2)	UW(2)	UW PSF
Base Rent	$20,815,092	$19,112,433	$15,917,329	$17,968,096	$21,022,748	$49.83
Contractual Rent Steps	0	0	0	0	84,435	$0.20
Potential Income from Vacant Space	0	0	0	0	5,688,678	$13.49
Gross Potential Rent	$20,815,092	$19,112,433	$15,917,329	$17,968,096	$26,795,861	$63.52
Total Reimbursements	2,592,395	2,542,428	1,210,411	648,216	721,152	$1.71
Net Rental Income	$23,407,487	$21,654,861	$17,127,740	$18,616,312	$27,517,013	$65.23
Other Income(3)	$497,438	$578,565	$572,132	$834,603	$834,603	$1.98
(Vacancy & Credit Loss)	(223,584)	(303,392)	(70,529)	(44,647)	(5,688,678)	($13.49)
Effective Gross Income	$23,681,341	$21,930,034	$17,629,343	$19,406,268	$22,662,938	$53.72

Real Estate Taxes	5,835,592	5,845,968	5,728,324	5,747,808	5,949,062	$14.10
Insurance	605,837	604,077	645,879	634,944	445,370	$1.06
Management Fee	710,440	657,901	528,880	582,188	679,888	$1.61
Payroll & Benefits	3,152,782	3,490,573	3,192,667	3,196,961	3,196,961	$7.58
Repairs & Maintenance	1,582,241	1,337,564	1,468,417	943,850	943,850	$2.24
Other Operating Expenses(4)	1,906,915	2,590,737	2,848,522	2,726,517	2,726,517	$6.46
Total Expenses	$13,793,807	$14,526,820	$14,412,689	$13,832,268	$13,941,649	$33.05

Net Operating Income	$9,887,534	$7,403,214	$3,216,654	$5,574,000	$8,721,290	$20.67
Replacement Reserves	0	0	0	0	68,914	$0.16
TI/LC	0	0	0	0	546,017	$1.29
Net Cash Flow	$9,887,534	$7,403,214	$3,216,654	$5,574,000	$8,106,358	$19.22

Occupancy %(5)	91.0%	58.0%	67.0%	85.0%	79.3%
NCF DSCR(6)	1.89x	1.42x	0.61x	1.07x	1.55x
NOI Debt Yield(6)	14.1%	10.6%	4.6%	8.0%	12.5%
(1)	The decrease from 2022 to 2023 Net Operating Income is primarily attributable to certain large tenants vacating the 655 Third Avenue property in 2022 and 2023. The subsequent increase in 2024 Net Operating Income and Occupancy % is primarily attributable to subsequent lease-up at the 655 Third Avenue property, which included seven new office leases in 2024 that account for 39.7% of net rentable area and 45.6% of underwritten base rent.
(2)	The increase from 2024 Net Operating Income to UW Net Operating Income is primarily attributable to The New York State Urban Development Corporation executing a new lease for 122,577 SF at the 655 Third Avenue property that began in March 2024.
(3)	Other Income includes income from non-contractual, above standard work, as well as license fees.
(4)	Other Operating Expenses include utilities, and general and administrative expenses.
(5)	Historical occupancies represent average annual physical occupancies. The UW Occupancy % represents the economic occupancy.
(6)	Metrics are based on the 655 Third Avenue Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Office – CBD 655 Third Avenue New York, NY 10017	Collateral Asset Summary – Loan No. 11 655 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 53.8% 1.55x 12.5%

The following table presents certain information relating to comparable office leases for the 655 Third Avenue property:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (months)	Annual Base Rent PSF	Lease Type
655 Third Avenue(2) New York, NY	1958 / 2025	421,851	Clune Construction Company, L.P.	23,437	Apr-2024	11.25	$58.00	Modified Gross
140 East 45th Street New York, NY	1982 / 2013	576,000	Clyde & Co.	22,818	Jan-2025	15.83	$75.00-$85.00	Modified Gross
780 Third Avenue New York, NY	1984 / 2022	484,005	AARP	13,037	Jan-2025	7.67	$66.00-$71.00	Modified Gross
600 Third Avenue New York, NY	1970 / 2019	536,017	Aaronson Rappaport Feinstein & Deutsch	42,764	Jan-2025	16.25	$57.00-$67.00	Modified Gross
780 Third Avenue New York, NY	1984 / 2022	484,005	Lincolnshire Management	10,106	Dec-2024	10.75	$85.00-$90.00	Modified Gross
485 Lexington Avenue New York, NY	1956 / 2006	733,173	Travelers Insurance	133,479	Dec-2024	11.17	$61.00-$66.00	Modified Gross
425 Lexington Avenue New York, NY	1987 / 2004	675,082	Simpson Thatcher & Bartlett	116,334	Oct-2024	6.92	$73.00-$75.00	Modified Gross
666 Third Avenue New York, NY	1952 / 2022	734,024	Global Liquid Markets, LLC	18,618	Aug-2024	7.83	$76.00-$82.00	Modified Gross
825 Third Avenue New York, NY	1969 / 2022	512,009	Allied Irish Bank	11,054	Jun-2024	11.00	$81.00-$87.00	Modified Gross
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated March 1, 2025.

The following table presents certain information relating to the appraisal’s market rent conclusions for the 655 Third Avenue property:

Market Rent Summary(1)
	Storage	Retail	Office (Floors 2-6)	Office (Floors 7-14)	Office (Floors 15-19)	Office (Floors 20-30)
Market Rent (PSF)	$25.00	$75.00-$150.00	$59.00	$62.00	$66.00	$70.00
Lease Term (Years)	10	10	5 - 10	5 - 10	5 - 10	5 - 10
Lease Type	Gross	Modified Gross	Modified Gross	Modified Gross	Modified Gross	Modified Gross
Escalations	3.0% annually	3.0% annually	8.50% incr. in Yr. 6	8.50% incr. in Yr. 6	8.50% incr. in Yr. 6	8.50% incr. in Yr. 6
Tenant Improvements (New/Renewal)	$0.00	$50.00 / $25.00	$140.00 - $150.00 / $28.00 - $75.00	$140.00 - $150.00 / $28.00 - $75.00	$140.00 - $150.00 / $28.00 - $75.00	$140.00 - $150.00 / $28.00 - $75.00
Leasing Commissions (New/Renewal)	4.8% / 2.40%	4.8% / 2.40%	4.80% - 5.85% / 2.40% - 2.925%	4.80% - 5.85% / 2.40% - 2.925%	4.80% - 5.85% / 2.40% - 2.925%	4.80% - 5.85% / 2.40% - 2.925%
Free Rent (Months) (New/Renewal)	3 / 1.5	6 / 3	6-12 / 3-6	6-12 / 3-6	6-12 / 3-6	6-12 / 3-6
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Mixed Use – Office - Flex 9885, 9775, 9555, 9445, 9665, 9700, 9800 and 8333 Rockside Road Valley View, OH 44125	Collateral Asset Summary – Loan No. 12 Rockside Flex Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 58.6% 1.32x 11.5%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio(2):	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use - Office/Flex
Borrower Sponsor(s):	Richard V. Nosan	Collateral:	Fee
Borrower(s):	MRN Cleveland I, LLC, MRN Cleveland II, LLC, MRN Cleveland III, LLC and Southport Center, LLC	Location:	Valley View, OH
Original Balance:	$25,000,000	Year Built / Renovated:	1986-1998 / NAP
Cut-off Date Balance:	$25,000,000	Property Management:	Inter-Build Construction, Co.
% by Initial UPB:	3.4%	Size:	387,849 SF
Interest Rate:	7.60000%	Appraised Value / Per SF:	$42,650,000 / $110
Note Date:	May 6, 2025	Appraisal Date:	February 26, 2025
Original Term:	60 months	Occupancy(3):	75.0% (as of Various)
Amortization:	Interest Only, Amortizing Balloon	UW Economic Occupancy:	76.9%
Original Amortization:	360 months	Underwritten NOI:	$2,883,510
Interest Only Period:	24 months	Underwritten NCF:	$2,805,940
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,757,585 (TTM January 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,854,145
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$2,997,521
Lockbox / Cash Management(1):	Hard / Springing	2022 NOI:	$2,707,246

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$64
Taxes:	$183,335	$45,834	NAP	Maturity Date Loan / SF:	$63
Insurance:	$49,627	$6,203	NAP	Cut-off Date LTV:	58.6%
Replacement Reserves:	$0	$6,464	NAP	Maturity Date LTV:	57.1%
TI/LC Reserves:	$1,000,000	$32,321	NAP	UW NOI DY:	11.5%
Deferred Maintenance:	$155,265	$0	NAP	UW NCF DSCR:	1.32x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$25,000,000	89.5%	Loan Payoff	$25,926,035	92.8%
Borrower Sponsor Equity	2,928,340	10.5	Upfront Reserves	1,388,227	5.0
			Closing Costs	614,078	2.2
Total Sources	$27,928,340	100.0%	Total Uses	$27,928,340	100.0%
(1)	The borrower is required to establish the lockbox account within 10 business days of the origination date, subject to extension so long as the borrower is diligently and in good faith working to cause the account to be opened.
(2)	The Rockside Flex Portfolio property is comprised of eight buildings on four non-contiguous parcels along Rockside Road that act as one economic unit.
(3)	Occupancy is as of the rent rolls dated between February 12, 2025 and March 10, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Mixed Use – Office - Flex 9885, 9775, 9555, 9445, 9665, 9700, 9800 and 8333 Rockside Road Valley View, OH 44125	Collateral Asset Summary – Loan No. 12 Rockside Flex Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 58.6% 1.32x 11.5%

The following table presents certain information relating to the largest tenants by underwritten base rent at the Rockside Flex Portfolio properties:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
Exactcare Pharmacy	NR/NR/NR	64,947	16.7%	$795,601	$12.25	22.3%	8/31/2035	Y(3)	2 x 7 yr
The MetroHealth System	NR/NR/NR	28,312	7.3%	$311,432	$11.00	8.7%	1/9/2029	N	N
Baker's Union	NR/NR/NR	17,120	4.4%	$254,880	$14.89	7.1%	5/31/2030	N	1 x 5 yr
The Builders Exchange, Inc.	NR/NR/NR	12,015	3.1%	$198,000	$16.48	5.6%	7/31/2030	Y(4)	N
Crossroads Hospice of Northeast Ohio, LLC	NR/NR/NR	14,810	3.8%	$192,537	$13.00	5.4%	3/31/2027	N	N
Ohio Center for Broadcasting	NR/NR/NR	13,882	3.6%	$180,466	$13.00	5.1%	11/30/2026	N	2 x 3 yr
Trane U.S. Inc.	NR/NR/NR	13,000	3.4%	$131,297	$10.10	3.7%	9/30/2026	N	1 x 3 yr
Neff Group Distributors Inc.	NR/NR/NR	16,000	4.1%	$129,205	$8.08	3.6%	10/31/2027	Y(5)	2 x 5 yr
Centauri Health Solutions, Inc.	NR/NR/NR	9,763	2.5%	$126,164	$12.92	3.5%	9/18/2027	N	1 x 5 yr
Otis Elevator Company	NR/NR/NR	10,000	2.6%	$122,500	$12.25	3.4%	5/31/2028	N	2 x 3 yr
Total Major Tenants		199,849	51.5%	2,442,082	$12.22	68.5%
Non- Major Tenants		90,929	23.4%	1,123,472	$12.36	31.5%
Total Occupied		290,778	75.0%	$3,565,554	$12.26	100.0%
Vacant		97,071	25.0%
Total		387,849	100.0%
(1)	Based on the underwritten rent rolls dated February 12, 2025 and March 10, 2025.
(2)	Represents the credit rating of the parent company, whether or not the parent guarantees the lease.
(3)	Exactcare Pharmacy has the option to terminate its lease on either August 31, 2031 or August 31, 2032 provided it gives 180 days prior notice and pays a termination fee.
(4)	The Builders Exchange, Inc. has the right to terminate its lease with 12 months written notice effective at the end of 60th month of its lease term (July 31 2025), provided it pays a termination fee.
(5)	Neff Group Distributors Inc. has the right to terminate its lease following the tenant’s payment of 60 months of rent (July 31, 2025), provided that it gives 60 days’ prior notice to the landlord and pay a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Mixed Use – Office - Flex 9885, 9775, 9555, 9445, 9665, 9700, 9800 and 8333 Rockside Road Valley View, OH 44125	Collateral Asset Summary – Loan No. 12 Rockside Flex Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 58.6% 1.32x 11.5%

The following table presents certain information relating to the lease rollover schedule at the Rockside Flex Portfolio properties, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent(3)	% of Total U/W Base Rent(3)	U/W Base Rent $ per SF(3)	# of Expiring Leases
2025 & MTM	4,620	1.2%	1.2%	$49,118	1.4%	$10.63	2
2026	43,612	11.2%	12.4%	$501,609	14.1%	$11.50	8
2027	71,082	18.3%	30.8%	$784,550	22.0%	$11.04	11
2028	30,603	7.9%	38.7%	$437,912	12.3%	$14.31	5
2029	31,312	8.1%	46.7%	$354,418	9.9%	$11.32	2
2030	35,435	9.1%	55.9%	$545,542	15.3%	$15.40	3
2031	0	0.0%	55.9%	$0	0.0%	$0.00	0
2032	9,167	2.4%	58.2%	$96,804	2.7%	$10.56	1
2033	0	0.0%	58.2%	$0	0.0%	$0.00	0
2034	0	0.0%	58.2%	$0	0.0%	$0.00	0
2035 & Thereafter	64,947	16.7%	75.0%	$795,601	22.3%	$12.25	1
Vacant	97,071	25.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	387,849	100.0%	100.0%	$3,565,554	100.0%	$12.26	33
(1)	Based on the underwritten rent rolls dated February 12, 2025 and March 10, 2025.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.
(3)	U/W Base Rent, % of Total U/W Base Rent, and U/W Base Rent $ per SF does not include vacant space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Mixed Use – Office - Flex 9885, 9775, 9555, 9445, 9665, 9700, 9800 and 8333 Rockside Road Valley View, OH 44125	Collateral Asset Summary – Loan No. 12 Rockside Flex Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 58.6% 1.32x 11.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Rockside Flex Portfolio properties:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 1/2025	UW		UW PSF
Base Rent	$3,427,716	$3,625,125	$3,719,036	$3,739,525	$3,647,532	$3,447,890		$8.89
Contractual Rent Steps	0	0	0	0	0	117,664		$0.30
Potential Income from Vacant Space	0	0	0	0	0	1,369,281		$3.53
Gross Potential Rent	$3,427,716	$3,625,125	$3,719,036	$3,739,525	$3,647,532	$4,934,835		$12.72
Total Reimbursements	477,253	610,751	670,577	623,595	638,486	773,674		$1.99
Net Rental Income	$3,904,970	$4,235,876	$4,389,613	$4,363,119	$4,286,019	$5,708,509		$14.72
Other Income(1)	243,494	194,185	225,514	253,731	237,628	237,628		$0.61
(Vacancy & Credit Loss)	0	0	0	0	0	(1,369,281)		($3.53)
Effective Gross Income	$4,148,464	$4,430,061	$4,615,127	$4,616,851	$4,523,647	$4,576,856		$11.80

Real Estate Taxes	532,012	605,806	540,046	601,362	601,362	523,815		$1.35
Insurance	55,055	57,379	60,455	67,660	67,660	70,896		$0.18
Management Fee	124,454	132,902	138,454	138,506	135,709	137,306		$0.35
Repairs & Maintenance	311,779	402,611	315,996	338,762	340,550	340,550		$0.88
Other Operating Expenses(2)	650,595	524,117	562,655	616,416	620,780	620,780		$1.60
Total Expenses	$1,673,895	$1,722,815	$1,617,606	$1,762,705	$1,766,062	$1,693,346		$4.37

Net Operating Income	$2,474,569	$2,707,246	$2,997,521	$2,854,145	$2,757,585	$2,883,510		$7.43
Replacement Reserves	0	0	0	0	0	77,570		$0.20
TI/LC	0	0	0	0	0	0		$0.00
Net Cash Flow	$2,474,569	$2,707,246	$2,997,521	$2,854,145	$2,757,585	$2,805,940		$7.23

Occupancy %	NAV	NAV	NAV	NAV	NAV	76.9%	(3)
NCF DSCR	1.17x	1.28x	1.42x	1.35x	1.30x	1.32x
NOI Debt Yield	9.9%	10.8%	12.0%	11.4%	11.0%	11.5%
(1)	Other Income includes directly paid gas, electric, alarm monitoring and overtime heating ventilation and air-conditioning income, as well as trash removal income from Exactcare Pharmacy, LLC at Southport Center.
(2)	Other Operating Expenses include cleaning, contract services, general operating expenses, common area maintenance expenses, utilities, general and administrative expenses, water & sewer expenses and electric.
(3)	Represents Economic Occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Mixed Use – Office - Flex 9885, 9775, 9555, 9445, 9665, 9700, 9800 and 8333 Rockside Road Valley View, OH 44125	Collateral Asset Summary – Loan No. 12 Rockside Flex Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 58.6% 1.32x 11.5%

The following table presents certain information relating to comparable industrial flex and office leases for the Rockside Flex Portfolio properties:

Comparable Industrial & Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (months)	Annual Base Rent PSF	Lease Type
Rockside Flex Portfolio(2) Valley View, OH	1986-1998 / NAP	387,849	The MetroHealth System	28,312	Jan-22	84 mos.	$11.00	NNN
Industrial Flex Warehouse - Valley View 8001 Sweet Valley Drive Valley View, OH	1987 / NAP	55,752	NAV	9,340	Mar-25	NAV	$10.95	NNN
Cannon Road Office Center 26901 Cannon Road Bedford, OH	2000 / NAP	26,429	NAV	7,021	Mar-25	60 mos.	$10.00	NNN
22700 Shore Center Drive 22700 Shore Center Drive Euclid, OH	1953 / 2022	20,907	Oakmont Education	20,907	Jul-24	120 mos.	$11.34	NNN
Confidential Solon, OH	2001 / 2023	100,000	Confidential	100,000	May-24	120 mos.	$9.25	NNN
Gateway Center I 6750 Miller Road Brecksville, OH	1988 / 2000	130,400	PNC Bank, National	83,028	Mar-22	60 mos.	$12.15	NNN
Rockside Center 1& 2 6000-6100 West Creek Road Independence, OH	1979 / 2015	48,960	Cleveland Clinic	24,480	Jan-22	36 mos.	$12.00	NNN
(1)	Source: Appraisal.
(2)	Based on the underwritten rent rolls dated February 12, 2025 and March 10, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Multifamily – Garden 100 Preserve Loop Ardmore, OK 73401	Collateral Asset Summary – Loan No. 13 The Preserve at Ardmore	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 68.8% 1.29x 9.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	William E. Dolman, Edward Scott Chapman and Brent D. Pickle	Collateral:	Fee
Borrower(s):	The Preserve Apartments at Ardmore, LLC	Location:	Ardmore, OK
Original Balance:	$22,700,000	Year Built / Renovated:	2023 / NAP
Cut-off Date Balance:	$22,700,000	Property Management:	Adcock Property Management, LLC
% by Initial UPB:	3.1%	Size:	223 Units
Interest Rate:	6.95000%	Appraised Value / Per Unit:	$33,000,000 / $147,982
Note Date:	April 30, 2025	Appraisal Date:	March 4, 2025
Original Term:	60 months	Occupancy:	96.4% (as of March 27, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$2,123,896
Interest Only Period:	60 months	Underwritten NCF:	$2,068,146
First Payment Date:	June 6, 2025
Maturity Date:	May 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(1):	$1,923,395 (TTM February 28, 2025)
Additional Debt Balance:	NAP	2024 NOI(1):	$1,910,855
Call Protection:	L(25),D(28),O(7)	2023 NOI(2):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(2):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$101,794
Taxes:	$173,577	$28,930	NAP	Maturity Date Loan / Unit:	$101,794
Insurance:	$29,331	$14,666	NAP	Cut-off Date LTV:	68.8%
Replacement Reserves:	$0	$4,646	$111,500	Maturity Date LTV:	68.8%
				UW NOI DY:	9.4%
				UW NCF DSCR:	1.29x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$22,700,000	100.0%	Loan Payoff	$21,117,308	93.0%
			Borrower Sponsor Equity	804,228	3.5
			Closing Costs	575,556	2.5
			Upfront Reserves	202,908	0.9
Total Sources	$22,700,000	100.0%	Total Uses	$22,700,000	100.0%
(1)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to increased occupancy at The Preserve at Ardmore property as of the underwritten rent roll dated March 27, 2025.
(2)	2022 NOI and 2023 NOI are not available because The Preserve at Ardmore property was recently constructed in 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Multifamily – Garden 100 Preserve Loop Ardmore, OK 73401	Collateral Asset Summary – Loan No. 13 The Preserve at Ardmore	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 68.8% 1.29x 9.4%

The following table presents certain information relating to the unit mix at The Preserve at Ardmore Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent per Unit(2)	Average Monthly Market Rent Per Unit(3)
1BR / 1BA	98	43.9%	97	99.0%	841	$1,044	$1,066
2BR / 2BA	107	48.0%	100	93.5%	1,098	$1,268	$1,286
3BR / 2BA	18	8.1%	18	100.0%	1,273	$1,545	$1,562
Total/Wtd. Avg.	223	100.0%	215	96.4%	999	$1,190	$1,212
(1)	Based on the underwritten rent roll dated March 27, 2025.
(2)	Average Monthly Rent per Unit is based on occupied units.
(3)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at The Preserve at Ardmore property:

Cash Flow Analysis(1)
	2024	TTM 2/28/2025(2)	U/W(2)	U/W Per Unit
Base Rent(3)	$3,143,827	$3,158,336	$3,070,152	$13,767
Potential Income from Vacant Units	0	0	120,816	542
Gross Potential Rent	$3,143,827	$3,158,336	$3,190,968	$14,309
Other Income(4)	365,084	372,245	380,435	1,706
Net Rental Income	$3,508,911	$3,530,581	$3,571,403	$16,015
(Vacancy / Credit Loss)	($372,453)	($331,791)	($159,548)	($715)
Total Effective Gross Income	$3,136,458	$3,198,790	$3,411,854	$15,300

Real Estate Taxes	278,750	308,750	330,623	1,483
Insurance	152,736	164,103	167,608	752
Management Fee	94,284	96,014	102,356	459
Other Expenses(5)	699,833	706,528	687,372	3,082
Total Expenses	$1,225,603	$1,275,396	$1,287,959	$5,776

Net Operating Income	$1,910,855	$1,923,395	$2,123,896	$9,524
Replacement Reserves - Residential	$0	$0	55,750	250
Net Cash Flow	$1,910,855	$1,923,395	$2,068,146	$9,274

Occupancy	92.1%	93.4%	95.0%(6)
NCF DSCR	1.19x	1.20x	1.29x
NOI Debt Yield	8.4%	8.5%	9.4%
(1)	Historical information prior to 2024 is not available as The Preserve at Ardmore property was built in 2023.
(2)	The increase from TTM 2/28/2025 Net Operating Income to U/W Net Operating Income is primarily attributable to increased occupancy at The Preserve at Ardmore property as of the underwritten rent roll dated March 27, 2025.
(3)	Based on the underwritten rent roll dated March 27, 2025.
(4)	Other Income includes utility reimbursements, forfeited deposits, pet fees, late charges, parking income, and other miscellaneous income.
(5)	Other Expenses include payroll and benefits, repairs and maintenance, utilities, advertising and marketing, and general and administrative expenses.
(6)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Multifamily – Garden 100 Preserve Loop Ardmore, OK 73401	Collateral Asset Summary – Loan No. 13 The Preserve at Ardmore	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 68.8% 1.29x 9.4%

According to the appraisal, The Preserve at Ardmore Property had an “as-is” appraised value of $33,000,000 as of March 4, 2025. The table below shows the appraisal’s “as-is” conclusions.

The Preserve at Ardmore (1)
Property	Appraised Value	Capitalization Rate
The Preserve at Ardmore	$33,000,000	6.00%
(1)	Source: Appraisal.

The following table presents certain information relating to comparable multifamily properties to The Preserve at Ardmore property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy (%)	Unit Type	Average Unit Size	Average Rent Per Unit
The Preserve at Ardmore(2) 100 Preserve Loop Ardmore, OK	-	2023 / NAP	223	96.4%	1BR / 1BA	841 SF	$1,044
					2BR / 2BA	1,098 SF	$1,268
					3BR / 2BA	1,273 SF	$1,545
Stone Creek 3450 North Commerce Ardmore, OK	1.9 mi	2006 / NAP	147	91.0%	1 BR / 1 BA	761 SF	$997
					2 BR / 2 BA	999 SF	$1,197
					3 BR / 2BA	1,231 SF	$1,353
Lakeshore Landing 4750 Travertine Drive Ardmore, OK	6.2 mi	2019 / NAP	62	94.0%	2 BR / 1.5 BA	875 SF	$975
					3 BR / 2 BA	1,100 SF	$1,200
					3 BR / 2.5 BA	1,300 SF	$1,400
High Meadow 3802 West University Durant, OK	51.0 mi	2007 / NAP	209	89.0%	1 BR / 1 BA	688 SF	$1,095
					2 BR / 1 BA	870 SF	$1,200
					2 BR / 2 BA	948 SF	$1,256
					3 BR / 2BA	1,200 SF	$1,400
The Landing 4800 East Interstate 240 Oklahoma City, OK	94.0 mi	2017 / NAP	252	93.0%	1 BR / 1 BA	744 SF	$1,107
					2 BR / 2 BA	1,149 SF	$1,340
					3 BR / 2 BA	1,326 SF	$1,681
Ridge at 66 4300 Caravel Drive Yukon, OK	113.0 mi	2024 / NAP	339	82.0%	1 BR / 1 BA	885 SF	$1,278
					2 BR / 2 BA	1,173 SF	$1,482
					3 BR / 2 BA	1,443 SF	$1,739

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated March 27, 2025. Average Unit Size and Average Rent Per Unit reflect the average size and in place rent for occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Hospitality – Full Service 280 South Church Avenue Tucson, AZ 85701	Collateral Asset Summary – Loan No. 14 Doubletree TCC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 44.5% 1.75x 15.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Caliber Tax Advantaged Opportunity Zone Fund, LP	Collateral(3):	Leasehold
Borrower(s):	TCC Hotel I, LLC	Location:	Tucson, AZ
Original Balance:	$22,500,000	Year Built / Renovated:	2021 / NAP
Cut-off Date Balance:	$22,500,000	Property Management:	Highgate Hotels, L.P.
% by Initial UPB:	3.1%	Size:	170 Rooms
Interest Rate:	7.43000%	Appraised Value / Per Room:	$50,600,000 / $297,647
Note Date:	May 9, 2025	Appraisal Date:	March 24, 2025
Original Term:	60 months	Occupancy:	80.9% (as of March 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	80.9%
Original Amortization:	NAP	Underwritten NOI:	$3,452,169
Interest Only Period:	60 months	Underwritten NCF:	$2,962,159
First Payment Date:	July 6, 2025
Maturity Date:	June 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,471,769 (TTM March 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$3,383,107
Call Protection:	L(12),YM1(41),O(7)	2023 NOI:	$3,011,432
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$2,774,666

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan Per Room:	$132,353
Taxes:	$239,506	$34,215	NAP	Maturity Date Loan Per Room:	$132,353
Insurance(1):	$0	Springing	NAP	Cut-off Date LTV:	44.5%
FF&E Reserve:	$0	$40,743	NAP	Maturity Date LTV:	44.5%
Other Reserves(2):	$296,615	Springing	NAP	UW NOI DY:	15.3%
				UW NCF DSCR:	1.75x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$22,500,000	100.0%	Loan Payoff	$17,897,726	79.5%
			Borrower Sponsor Equity	3,401,492	15.1
			Closing Costs	664,662	3.0
			Upfront Reserves	536,121	2.4
Total Sources	$22,500,000	100.0%	Total Uses	$22,500,000	100.0%
(1)	Deposits to the insurance reserve are waived so long as the Doubletree TCC property is covered by a blanket insurance policy meeting the lender’s requirements.
(2)	Other Reserves consist of (i) a $295,615 initial seasonality reserve, (ii) a springing monthly seasonality reserve, (iii) a $1,000 upfront ground rent reserve, and (iv) a springing monthly PIP reserve.
(3)	The borrower ground leases the Doubletree TCC property from the Rio Nuevo Multipurpose Facilities District, an Arizona tax levying special facilities district (the “Doubletree Ground Lease”) at an annual rent of $1,000. The Doubletree Ground Lease expires on March 31, 2046 with no option to renew or extend the term. The borrower has the option to purchase the land at any time during the term of the Doubletree Ground Lease (the “Doubletree Purchase Option”) and if the borrower does not exercise the Doubletree Purchase Option prior to expiration of the term, the borrower is obligated and will be deemed to have exercised the Doubletree Purchase Option at expiration of the term. If the borrower exercises the purchase option at expiration of the term, the purchase price is $1,000. If the borrower exercises the purchase option prior to expiration of the term, the purchase price is equal to (i) the 2019 “as-is” appraised value of the land that was obtained within 90 days of execution of the Doubletree Ground Lease plus (ii) 3% amortized interest per year. The Doubletree Ground Lease was entered into in connection with the State of Arizona’s Government Property Lease Excise Tax (“GPLET”) program, which operates as an excise tax in lieu of real property taxes. See “Description of the Mortgage Pool—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Hospitality – Full Service 280 South Church Avenue Tucson, AZ 85701	Collateral Asset Summary – Loan No. 14 Doubletree TCC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 44.5% 1.75x 15.3%

The following table presents certain information relating to the 2025 demand analysis with respect to the hospitality operations at the Doubletree TCC property based on market segmentation, as provided by a third-party market research report for the Doubletree TCC property:

Demand Segmentation (1)
Property	Rooms	Transient	Group
Doubletree TCC	170	77.4%	22.6%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Doubletree TCC property and its competitors:

Occupancy, ADR, RevPAR(1)
	Doubletree TCC(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2022	81.4%	$156.18	$127.16	66.4%	$129.87	$86.28	122.6%	120.3%	147.4%
2023	84.8%	$167.28	$141.79	66.5%	$136.97	$91.15	127.4%	122.1%	155.6%
2024	81.9%	$180.76	$148.01	64.4%	$137.57	$88.60	127.1%	131.4%	167.1%
TTM 3/31/2025	80.9%	$185.83	$150.32	63.7%	$137.06	$87.36	126.9%	135.6%	172.1%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Doubletree TCC property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Doubletree TCC property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes aloft Tucson University, Marriott Tucson University Park, Courtyard Tucson Williams Centre, Sonesta ES Suites Tucson, La Quinta Inn by Wyndham Tucson East, DoubleTree by Hilton Hotel Tucson-Reid Park, DoubleTree by Hilton Suites Tucson – Williams Center, and Hampton Inn & Suites Tucson East/Williams Center.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Hospitality – Full Service 280 South Church Avenue Tucson, AZ 85701	Collateral Asset Summary – Loan No. 14 Doubletree TCC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 44.5% 1.75x 15.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Doubletree TCC property:

Cash Flow Analysis
	2022	2023	2024	TTM 3/31/2025	UW	UW Per Room(1)
Occupancy (%)	81.4%	84.8%	81.9%	80.9%	80.9%
ADR	$156.18	$167.28	$180.76	$185.83	$185.83
RevPAR	$127.16	$141.79	$148.01	$150.32	$150.32

Rooms Revenue	$7,890,407	$8,797,963	$9,209,407	$9,327,138	$9,327,138	$54,866
Food & Beverage Revenue	2,159,545	2,315,308	2,148,982	2,091,241	2,091,241	12,301
Other Revenue(2)	652,053	766,907	815,649	831,875	831,875	4,893
Total Revenue	$10,702,005	$11,880,178	$12,174,038	$12,250,254	$12,250,254	$72,060

Rooms Expense	$1,811,294	$1,915,602	$1,853,380	$1,891,368	$1,891,368	$11,126
Food & Beverage Expense	2,085,616	2,077,985	1,946,028	1,884,780	1,884,780	11,087
Other Departmental Expenses(3)	342,930	404,427	350,365	349,485	349,485	2,056
Departmental Expenses	$4,239,840	$4,398,014	$4,149,773	$4,125,633	$4,125,633	$24,268

Departmental Profit	$6,462,165	$7,482,164	$8,024,265	$8,124,621	$8,124,621	$47,792

Management Fee	$321,060	$356,405	$365,221	$367,508	$367,508	$2,162
Marketing and Franchise Fee	914,667	1,511,491	1,674,372	1,696,007	1,696,007	9,977
Other Undistributed Expenses(4)	1,926,266	2,111,022	2,035,124	2,015,420	2,015,420	11,855
Total Undistributed Expenses	$3,161,993	$3,978,918	$4,074,717	$4,078,935	$4,078,935	$23,994

Real Estate Taxes(5)	$320,000	$367,620	$409,543	$412,762	$429,267	$2,525
Property Insurance	193,223	111,013	145,765	152,064	154,160	907
Ground Rent	0	0	0	0	1,000	6
Other Fixed Expense(6)	12,283	13,181	11,133	9,091	9,091	53
Net Operating Income	$2,774,666	$3,011,432	$3,383,107	$3,471,769	$3,452,169	$20,307

FF&E	$427,353	$412,360	$486,962	$490,010	$490,010	$2,882
Net Cash Flow	$2,347,313	$2,599,072	$2,896,145	$2,981,759	$2,962,159	$17,424

NCF DSCR	1.38x	1.53x	1.71x	1.76x	1.75x
NOI Debt Yield	12.3%	13.4%	15.0%	15.4%	15.3%

(1)	UW Per Room is based on 170 rooms.
(2)	Other Revenue consists of all other operational departments in the hotel including parking, guest laundry, guest communications, in-room movies, and sundries market as well as miscellaneous income such as income from vending machines, rentals, and cancelation fees.
(3)	Other Departmental Expenses consist of expenses generated for all other operational departments in the hotel including parking, guest laundry, guest communications, in-room movies and sundries market.
(4)	Other Undistributed Expenses consist of administrative and general expenses, operations and maintenance, heat, power and light expenses and informational and telecommunication expenses.
(5)	Real Estate Taxes were underwritten based on the GPLET, which operates as an excise tax in lieu of real property taxes. The excise tax is calculated based upon a fixed rate determined by the local municipality multiplied by the size of the property. The lender underwrote the GPLET at $429,267, which is based on the current GPLET rate set by the municipality plus a 3% premium on the personal property using the 2024 personal property tax rates. The appraisal states the unabated taxes for the 2025 tax year are $1,192,195.
(6)	Other Fixed Expense is comprised of equipment leases.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 280 South Church Avenue Tucson, AZ 85701	Collateral Asset Summary – Loan No. 14 Doubletree TCC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,500,000 44.5% 1.75x 15.3%

According to the appraisal, the Doubletree TCC property had an “as-is” appraised value of $50,600,000 as of March 24, 2025. The table below shows the appraisal’s “as-is” conclusions.

Doubletree TCC(1)
Property	Appraised Value	Capitalization Rate
Doubletree TCC	$50,600,000	5.50%
(1)	Source: Appraisal.

The following table presents certain information relating to the primary competition for the Doubletree TCC property:

Competitive Set(1)
Property	Number of Rooms	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPAR
Doubletree TCC(2)	170	81.88%	$180.76	$148.01
Competitive Set(3)	1,496	65.0% - 70.0%	$140.00 - $160.00	$100.00 - $120.00
Totals/Averages	1,666	68.90%	$162.44	$111.88
(1)	Source: Appraisal.
(2)	Occupancy, ADR and RevPAR are based on operating statements provided by the borrower dated as of December 31, 2024.
(3)	The Competitive Set includes AC Hotels by Marriott Tucson Downtown, Hampton by Hilton Tucson Downtown, The Leo Kent Hotel, Tucson, a Tribute Portfolio Hotel, DoubleTree by Hilton Hotel Tucson-Reid Park, DoubleTree by Hilton Suites Tucson – Williams Center, Courtyard Tucson Williams Centre, aloft Tucson University, Marriott Tucson University Park and Graduate Hotel Tucson.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Office – CBD Various San Francisco, CA 94158	Collateral Asset Summary – Loan No. 15 Uber Headquarters	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 50.7% 2.47x 14.8%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type - Subtype:	Office - CBD
Borrower Sponsor(s):	GSW ECOP LLC, GSW Real Estate Office Corp., ARE-San Francisco No. 55, LLC and Zwaschen, LLC(1)	Collateral:	Fee
Borrower(s):	ECOP Tower I Owner LLC and ECOP Tower II Owner LLC	Location:	San Francisco, CA
Original Balance:	$20,000,000	Year Built / Renovated:	2019 / NAP
Cut-off Date Balance:	$20,000,000	Property Management:	ARE-San Francisco No. 68, LLC
% by Initial UPB:	2.7%	Size:	586,208 SF
Interest Rate:	5.87479028853782%(2)	Appraised Value / Per SF:	$753,000,000 / $1,285
Note Date:	February 10, 2025	Appraisal Date:	December 6, 2024
Original Term:	60 months	Occupancy:	100.0% (as of May 10, 2025)
Amortization:	Interest Only – ARD(3)	UW Economic Occupancy:	97.1%
Original Amortization:	NAP	Underwritten NOI(5):	$56,353,771
Interest Only Period:	60 months	Underwritten NCF:	$56,236,530
First Payment Date:	March 10, 2025
Maturity Date:	February 10, 2030	Historical NOI
Additional Debt Type(4):	Pari Passu / Subordinate	2024 NOI(6):	$43,875,478
Additional Debt Balance:	$361,533,333 / $118,466,667	2023 NOI:	$42,985,012
Call Protection:	L(24),YM1(4),DorYM1(25),O(7)	2022 NOI:	$41,812,889
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$41,347,402

Reserves				Financial Information(4)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan Per SF:	$651	$853
Insurance:	$0	Springing	NAP	Maturity Date Loan Per SF:	$651	$853
Replacement Reserve:	$0	Springing	NAP	Cut-off Date LTV:	50.7%	66.4%
Deferred Maintenance Reserve:	$1,243,750	$0	NAP	Maturity Date LTV:	50.7%	66.4%
Lease Termination Reserve:	$0	Springing	NAP	UW NOI DY:	14.8%	11.3%
Common Charges Reserve:	$0	Springing	NAP	UW NCF DSCR:	2.47x	1.74x
Free Rent Reserve:	$0	Springing	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(4)	$381,533,333	62.8%	Loan Payoff	$602,337,656	99.1%
Subordinate Loan(4)	118,466,667	19.5	Closing Costs	4,136,880	0.7
Borrower Sponsor Equity	107,718,286	17.7	Upfront Reserves	1,243,750	0.2
Total Sources	$607,718,286	100.0%	Total Uses	$607,718,286	100.0%
(1)	Uber Headquarters, an affiliate of the sole tenant, Uber, is affiliated with one of the related borrower sponsors.
(2)	Interest Rate represents the weighted average interest rate of component A, component B and component C of the Uber Headquarters Mortgage Loan (as defined below) and the related senior pari passu companion notes, weighted on the basis of their respective principal balances. See “Description of the Mortgage Pool—Certain Calculations and Definitions—Definitions” in the Preliminary Prospectus.
(3)	Maturity Date is represented by the anticipated repayment date of February 10, 2030 with a final maturity of February 10, 2035.
(4)	The Uber Headquarters mortgage loan (the “Uber Headquarters Mortgage Loan”) is part of a whole loan (the “Uber Headquarters Whole Loan”), which is evidenced by six senior pari passu promissory notes and two junior pari passu promissory notes with an aggregate principal balance as of the Cut-off Date of $500,000,000.
(5)	The increase between 2024 NOI and Underwritten NOI is primarily driven by the inclusion of credit tenant rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

Office – CBD Various San Francisco, CA 94158	Collateral Asset Summary – Loan No. 15 Uber Headquarters	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 50.7% 2.47x 14.8%

The table below identifies the promissory notes that comprise the Uber Headquarters Whole Loan. The relationship between the holders of the Uber Headquarters Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans” in the Preliminary Prospectus. The Uber Headquarters Whole Loan is serviced pursuant to the trust and servicing agreement for the RIDE 2025-SHRE securitization.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S1	$178,920,000	$178,920,000	RIDE 2025-SHRE	Yes
A-1-C1	30,000,000	30,000,000	Benchmark 2025-V14	No
A-1-C2	20,000,000	20,000,000	Benchmark 2025-V15	No
A-2-S1	119,280,000	119,280,000	RIDE 2025-SHRE	No
A-2-C1	20,000,000	20,000,000	BBCMS 2025-5C34	No
A-2-C2	13,333,333	13,333,333	BBCMS 2025-5C34	No
B-1	71,080,000	71,080,000	RIDE 2025-SHRE	No
B-2	47,386,667	47,386,667	RIDE 2025-SHRE	No
Whole Loan	$500,000,000	$500,000,000

The following table presents certain information relating to the Uber Headquarters portfolio:

Uber Headquarters Mortgaged Property
Mortgaged Property	SF	Year Built / Renovated(1)	Appraised Value(1)
1655 Third Street	317,660	2019 / NAP	$408,050,700
1725 Third Street	268,548	2019 / NAP	344,949,300
Total	586,208		$753,000,000
(1)	Source: Appraisal.

The following table presents certain information relating to the sole tenant at the Uber Headquarters portfolio:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P /Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	UW Base Rent	UW Base Rent Per SF	% of Total UW Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Uber (1655)	Baa2/BBB-/BBB	317,660	54.2%	$24,654,672	$77.61	54.2%	10/31/2039	N	1 x 14 yr
Uber (1725)	Baa2/BBB-/BBB	268,548	45.8%	$20,842,923	$77.61	45.8%	9/1/2039	N	1 x 14 yr
Total / Wtd. Avg. Occupied		586,208	100.0%	$45,497,596	$77.61	100.0%
Vacant		0	0.0%
Total		586,208	100.0%
(1)	Based on the underwritten rent roll dated May 10, 2025 and inclusive of contractual rent steps through January 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

Office – CBD Various San Francisco, CA 94158	Collateral Asset Summary – Loan No. 15 Uber Headquarters	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 50.7% 2.47x 14.8%

The following table presents certain information relating to the lease rollover schedule at the Uber Headquarters portfolio:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035 & Thereafter	586,208	100.0%	100.0%	$45,497,596	100.0%	$77.61	2
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	586,208	100.0%		$45,497,596	100.0%	$77.61	2
(1)	Based on the underwritten rent roll dated May 10, 2025 and inclusive of contractual rent steps through January 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

Office – CBD Various San Francisco, CA 94158	Collateral Asset Summary – Loan No. 15 Uber Headquarters	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 50.7% 2.47x 14.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Uber Headquarters mortgaged property:

Cash Flow Analysis(1)
	2021	2022	2023	2024(2)	UW(2)	UW Per SF
Base Rental Revenue	$39,563,030	$40,749,920	$41,972,418	$43,231,590	$45,497,596	$77.61
Credit Tenant Rent Steps(3)	0	0	0	0	12,503,761	$21.33
Total Reimbursement Revenue	15,391,575	18,286,743	18,722,994	21,559,960	22,345,379	$38.12
Parking Income	2,175,500	2,250,302	2,346,360	2,427,674	2,491,440	$4.25
Credit Tenant Parking Steps	0	0	0	0	171,294	$0.29
Potential Gross Revenue	$57,130,105	$61,286,965	$63,041,772	$67,219,224	$83,009,470	$141.60
Less Vacancy & Credit Loss	0	0	0	0	(2,391,641)	($4.08)
Effective Gross Income	$57,130,105	$61,286,965	$63,041,772	$67,219,224	$80,617,829	$137.52
Real Estate Taxes	7,635,224	7,490,524	7,941,737	8,072,854	8,131,942	$13.87
Insurance	975,676	1,399,895	1,545,981	2,658,435	2,597,270	$4.43
Utilities	1,458,827	1,547,485	1,589,736	2,475,967	2,756,107	$4.70
Repairs & Maintenance	1,800,244	3,108,761	2,299,951	3,568,882	3,300,296	$5.63
Management Fee	791,261	814,998	839,449	864,632	909,952	$1.55
Payroll	641,702	1,010,679	1,210,779	1,072,940	1,442,814	$2.46
General and Administrative	705,929	2,017,233	2,146,287	2,189,162	2,313,593	$3.95
Other Expenses	1,773,840	2,084,501	2,482,840	2,440,874	2,812,084	$4.80
Total Expenses	$15,782,703	$19,474,076	$20,056,760	$23,343,746	$24,264,058	$41.39
Net Operating Income	$41,347,402	$41,812,889	$42,985,012	$43,875,478	$56,353,771	$96.13
Replacement Reserves	0	0	0	0	117,242	$0.20
TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$41,347,402	$41,812,889	$42,985,012	$43,875,478	$56,236,530	$95.93

Occupancy (%)	100.0%	100.0%	100.0%	100.0%	97.1%(4)
NCF DSCR(5)	1.82x	1.84x	1.89x	1.93x	2.47x
NOI Debt Yield(5)	10.8%	11.0%	11.3%	11.5%	14.8%
(1)	Based on the underwritten rent roll dated May 10, 2025 and inclusive of contractual rent steps through January 2026.
(2)	The increase between 2024 Net Operating Income and UW Net Operating Income is primarily driven by the inclusion of credit tenant rent steps.
(3)	Reflects present value of contractual rent step increments for Uber's investment-grade credit rating though the lease term.
(4)	Based on the UW Economic Occupancy.
(5)	Based on the Uber Headquarters senior loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

146